2000
semiannual report
            Delaware Pooled Trust

U.S. Equities
   The Large-Cap Value Equity Portfolio
   The Equity Income Portfolio
   The Core Equity Portfolio
   The Select Equity Portfolio
   The All-Cap Growth Equity Portfolio
   The Mid-Cap Growth Equity Portfolio
   The Small-Cap Value Equity Portfolio
   The Small-Cap Growth Equity Portfolio
   The Real Estate Investment Trust Portfolio II

U.S. Fixed Income
   The Intermediate Fixed Income Portfolio
   The Aggregate Fixed Income Portfolio
   The High-Yield Bond Portfolio
   The Diversified Core Fixed Income Portfolio

Balanced
   The Balanced Portfolio

International Equities
   The International Large-Cap Equity Portfolio
   The Global Equity Portfolio
   The International Equity Portfolio
   The Labor Select International Equity Portfolio
   The International Small-Cap Portfolio
   The Emerging Markets Portfolio

International Fixed Income
   The Global Fixed Income Portfolio
   The International Fixed Income Portfolio


DELAWARE
  POOLED
   TRUST
--------

Contents

Portfolio Returns .......................................................... 2-3
Portfolio Objectives ....................................................... 4-5
The Large-Cap Value Equity Portfolio Review ................................   6
The Equity Income Portfolio Review .........................................   7
The Core Equity Portfolio Review ...........................................   8
The Select Equity Portfolio Review .........................................   9
The All-Cap Growth Equity Portfolio Review .................................  10
The Mid-Cap Growth Equity Portfolio Review .................................  11
The Small-Cap Value Equity Portfolio Review ................................  12
The Small-Cap Growth Equity Portfolio Review ...............................  13
The Real Estate Investment Trust Portfolio II Review .......................  14
The Intermediate Fixed Income Portfolio Review .............................  15
The Aggregate Fixed Income Portfolio Review ................................  16
The High-Yield Bond Portfolio Review .......................................  17
The Diversified Core Fixed Income Portfolio Review .........................  18
The Balanced Portfolio Review ..............................................  19
The International Large-Cap Equity Portfolio Review ........................  20
The Global Equity Portfolio Review .........................................  21
The International Equity Portfolio Review ..................................  22
The Labor Select International Equity Portfolio Review .....................  23
The International Small-Cap Portfolio Review ...............................  24
The Emerging Markets Portfolio Review ......................................  25
The Global Fixed Income Portfolio Review ...................................  26
The International Fixed Income Portfolio Review ............................  27
Financial Statements .......................................................  28


Delaware Pooled Trust

Delaware Pooled Trust, based in Philadelphia, is a mutual fund that offers no-load, open-end equity and fixed-income portfolios to institutional and affluent individual investors. Delaware Pooled Trust is part of Delaware Investments, a full-service investment-management organization that invests more than $44 billion on behalf of individuals and institutions. The breadth and sophistication of Delaware's services enable clients to gain the degree of administrative convenience and simplicity in investment-management matters they want; Delaware provides not only equity and fixed-income portfolios but balanced portfolios and investment-advisory, retirement-plan, and trust services.

Delaware Management Company, a Philadelphia-based division of Delaware Management Business Trust, serves as investment adviser for The Large-Cap Value Equity, The Equity Income, The Core Equity, The Select Equity, The All-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust II, The Intermediate Fixed Income, The Aggregate Fixed Income, The High-Yield Bond, The Diversified Core Fixed Income and The Balanced Portfolios. Delaware International Advisers Ltd., a London-based affiliate of Delaware Management Company, serves as investment adviser for The International Large-Cap Equity, The Global Equity, The International Equity, The Labor Select International Equity, The International Small-Cap, The Emerging Markets, The Global Fixed Income, and The International Fixed Income Portfolios.

Client Services

Delaware provides clients with annual and semiannual reports, monthly account reports, in-person reviews of account developments, and other communications.

Clients who have questions about their accounts or want to learn the net asset values of the Delaware Pooled Trust Portfolios may call a toll-free telephone number, 1-800-231-8002, during normal business hours. Or they may write to Client Services, Delaware Pooled Trust, One Commerce Square, Philadelphia, Pennsylvania 19103.



                               2000 Semiannual Report o Delaware Pooled Trust  1

Portfolio Returns
Periods ending April 30, 2000

                                                           Six              One            Three          Five          Since
Average Annual Total Return*                              Months            Year           Years         Years       Inception +
------------------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                      (6.85)%         (14.70)%         8.41%         14.26%         14.56%
S&P 500 Composite Stock Price Index                        7.20            10.10          23.77          25.34          19.25
------------------------------------------------------------------------------------------------------------------------------------
The Equity Income Portfolio                               (5.01)              --             --             --         (11.60)
S&P 500 Composite Stock Price Index                        7.20               --             --             --           6.85
------------------------------------------------------------------------------------------------------------------------------------
The Core Equity Portfolio                                 (2.17)           (9.54)            --             --           2.91
Russell 1000 Index                                         9.72            12.45             --             --          31.92
------------------------------------------------------------------------------------------------------------------------------------
The Select Equity Portfolio                                4.07               --             --             --           5.18
Russell 3000 Index                                        10.32               --             --             --           9.52
------------------------------------------------------------------------------------------------------------------------------------
The All-Cap Growth Equity Portfolio**                        --               --             --             --          (0.24)
Russell 3000 Growth Index                                    --               --             --             --          (5.14)
------------------------------------------------------------------------------------------------------------------------------------
The Mid-Cap Growth Equity Portfolio                       44.59            66.71          38.73          27.07          18.17
Russell Midcap Growth Index                               41.59            53.02          34.27          27.47          19.89
------------------------------------------------------------------------------------------------------------------------------------
The Small-Cap Value Equity Portfolio                       1.85            (4.35)            --             --           3.31
Russell 2000 Value Index                                   8.20             4.40             --             --          12.79
------------------------------------------------------------------------------------------------------------------------------------
The Small-Cap Growth Equity Portfolio                     43.36            74.92             --             --          71.21
Russell 2000 Growth Index                                 27.78            31.38             --             --          47.64
------------------------------------------------------------------------------------------------------------------------------------
The Real Estate Investment Trust Portfolio II             13.43             3.40             --             --          (1.04)
NAREIT Equity REIT Index                                  10.91             0.02             --             --          (4.17)
------------------------------------------------------------------------------------------------------------------------------------
The Intermediate Fixed Income Portfolio                    1.53             1.36           5.06             --           5.06
Lehman Brothers Government/Corporate
Intermediate Bond Index                                    1.07             1.54           5.57             --           5.32
------------------------------------------------------------------------------------------------------------------------------------
The Aggregate Fixed Income Portfolio                       0.99             0.08             --             --           3.11
Lehman Brothers Aggregate Bond Index                       1.42             1.26             --             --           4.11
------------------------------------------------------------------------------------------------------------------------------------
The High-Yield Bond Portfolio                              5.80            (0.74)          5.56             --           6.47
Salomon Smith Barney High-Yield Cash Pay Index            (0.10)           (4.16)          4.33             --           4.74
------------------------------------------------------------------------------------------------------------------------------------
The Diversified Core Fixed Income Portfolio                1.46             1.58             --             --           5.81
Lehman Brothers Aggregate Bond Index                       1.42             1.26             --             --           4.11
------------------------------------------------------------------------------------------------------------------------------------
The Balanced Portfolio                                    (1.04)              --             --             --          (7.79)
60% S&P 500 Index/
40% Lehman Brothers Aggregate Bond Index                   5.03               --             --             --           5.34


2  Delaware Pooled Trust o 2000 Semiannual Report

                                                           Six              One            Three          Five          Since
Average Annual Total Return*                              Months            Year           Years         Years       Inception +
------------------------------------------------------------------------------------------------------------------------------------
The International Large-Cap Equity Portfolio**               --               --             --             --          (3.54)%
Morgan Stanley Capital International
EAFE Stock Index (net)                                       --               --             --             --           3.13
------------------------------------------------------------------------------------------------------------------------------------
The Global Equity Portfolio                                0.23            (4.83)            --             --           4.22
Morgan Stanley Capital International
World Stock Index (net)                                    7.49            12.29             --             --          19.08
------------------------------------------------------------------------------------------------------------------------------------
The International Equity Portfolio                         3.11             0.24           7.36          10.77          10.73
Morgan Stanley Capital International
EAFE Stock Index (net)                                     6.72            13.89          14.04          10.37          10.14
------------------------------------------------------------------------------------------------------------------------------------
The Labor Select International Equity Portfolio            2.34            (0.64)          8.20             --          12.01
Morgan Stanley Capital International
EAFE Stock Index (net)                                     6.72            13.89          14.04             --          10.75
------------------------------------------------------------------------------------------------------------------------------------
The International Small-Cap Portfolio                     (7.78)              --             --             --          (6.15)
Salomon Smith Barney
Extended Market Index (ex-U.S.)                            5.63               --             --             --          13.39
------------------------------------------------------------------------------------------------------------------------------------
The Emerging Markets Portfolio                            12.61            20.74          (5.42)            --          (5.00)
Morgan Stanley Capital International
Emerging Markets Free Equity Index                        13.87            22.11          (2.14)            --          (2.02)
------------------------------------------------------------------------------------------------------------------------------------
The Global Fixed Income Portfolio                         (5.77)           (9.68)          1.24           6.03           7.33
Salomon Smith Barney World
Government Bond Index                                     (4.35)           (3.47)          4.11           3.20           6.02
------------------------------------------------------------------------------------------------------------------------------------
The International Fixed Income Portfolio                  (7.89)          (11.85)          0.41             --           0.47
Salomon Smith Barney Non-U.S.
World Government Bond Index                               (6.86)           (5.57)          3.11             --          (4.76)
------------------------------------------------------------------------------------------------------------------------------------

* Past performance cannot guarantee future results. The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Since 1992, Delaware Management Company or Delaware International Advisers, Ltd. has, as relevant, voluntarily waived its fee and reimbursed the Delaware Pooled Trust Portfolios for certain amounts that annual operating expenses (excluding taxes, interest, brokerage commissions, and extraordinary expenses) exceeded average net assets. In the absence of those waivers, the portfolios' total returns would have been lower.

** Portfolio has been active for less than six months. The return is calculated from the inception date. Such short-term returns may not be meaningful, as they do not represent a longer-term perspective on the portfolio's performance.

+ The inception dates for each Delaware Pooled Trust Portfolio are as follows:
Large-Cap Value Equity, February 3, 1992; Equity Income, June 30, 1999; Core Equity, September 15, 1998; Select Equity, June 29, 1999; All-Cap Growth Equity, March 31, 2000; Mid-Cap Growth Equity, February 27, 1992; Small-Cap Value Equity, March 29, 1999; Small-Cap Growth Equity, September 15, 1998; Real Estate Investment Trust II, November 4, 1997; Intermediate Fixed Income, March 12, 1996; Aggregate Fixed Income, December 29, 1997; High-Yield Bond, December 2, 1996; Diversified Core Fixed Income, December 29, 1997; Balanced, June 30, 1999; International Large-Cap Equity, December 14, 1999; Global Equity, October 15, 1997; International Equity, February 4, 1992; Labor Select International Equity, December 19, 1995; International Small-Cap, July 20, 1999; Emerging Markets, April 14, 1997; Global Fixed Income, November 30, 1992; and International Fixed Income, April 11, 1997. The returns for each index have been calculated from the start of the month closest to the corresponding portfolio's inception date.

                               2000 Semiannual Report o Delaware Pooled Trust  3

Portfolio Objectives

The Large-Cap Value Equity Portfolio seeks maximum long-term total return, consistent with reasonable risk, through investments in stocks that, at the time of purchase, have dividend yields above the current yield of the Standard & Poor's 500 Stock Index and that, in the opinion of Delaware Management Company, offer capital gains potential as well.

The Equity Income Portfolio seeks to provide the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal.

The Core Equity Portfolio seeks to realize capital appreciation and income. The Portfolio seeks to achieve these objectives by investing primarily in income-producing common stocks, with a focus on common stocks that Delaware believes have potential for above-average dividend increases over time.

The Select Equity Portfolio seeks to provide maximum long-term capital appreciation by investing primarily in exchange-traded equity securities. The 20-30 stocks we select must pass three screens: stocks that have already been selected by our portfolio managers for other Delaware funds, quantitative models that help rank the stocks, and fundamental analysis on the top 25% in that ranking.

The All-Cap Growth Equity Portfolio seeks to realize maximum long-term capital growth by investing in stocks of small-, medium- and large-capitalization companies that, in the opinion of Delaware Management Company, offer significant long-term growth potential at the time of purchase.

The Mid-Cap Growth Equity Portfolio seeks maximum long-term capital growth by investing in stocks of smaller and medium-sized companies that, in the opinion of Delaware Management Company, offer, at the time of purchase, significant long-term growth potential.

The Small-Cap Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of small-capitalization companies that Delaware believes to be undervalued relative to the long-term earning power of the companies concerned, and which, at the time of purchase, generally have market capitalizations between $500 million and $1.5 billion and are listed on a national securities exchange or NASDAQ.

The Small-Cap Growth Equity Portfolio seeks to realize long-term capital growth. The Portfolio seeks to achieve its objective by investing primarily in equity securities of companies which Delaware believes have potential for high earnings growth and which generally represent the smallest 25% in terms of market capitalization of U.S. equity securities listed on a national securities exchange or NASDAQ.

The Real Estate Investment Trust Portfolio II seeks to achieve maximum long-term total return, with capital appreciation as a secondary objective. The Portfolio seeks to invest primarily in stocks of real-estate investment trusts.

The Intermediate Fixed Income Portfolio seeks to achieve a maximum long-term total return, consistent with reasonable risk, by investing in diversified investment-grade bonds, including U.S. government, mortgage-backed, corporate, and other fixed-income securities.

The Aggregate Fixed Income Portfolio seeks to achieve maximum long-term total return, consistent with reasonable risk, by investing in high-quality debt securities, including U.S. government securities, mortgage-backed securities, corporate bonds, and other fixed-income securities.

The High-Yield Bond Portfolio seeks high total return relative to other fixed-income investments. The Portfolio seeks to invest primarily in bonds rated B- or higher by Standard & Poor's Rating Group or B3 or higher by Moody's Investors Service, Inc.

4  Delaware Pooled Trust o 2000 Semiannual Report

The Diversified Core Fixed Income Portfolio seeks maximum long-term total return by using a multi-sector investment approach, investing assets principally in investment-grade, high-yield, and foreign bonds.

The Balanced Portfolio seeks a balance of capital appreciation, income, and preservation of capital by investing primarily in common stocks of established companies that we believe have the potential for long-term capital appreciation. The Portfolio also invests at least 25% of its assets in various types of fixed-income securities, such as U.S. government securities and corporate bonds.

The International Large-Cap Equity Portfolio seeks to realize long-term growth of capital by investing in large-capitalization stocks of non-U.S. corporations located in developed countries. The stocks of these companies may be undervalued at the time of purchase based on our fundamental analysis.

The Global Equity Portfolio seeks long-term growth of capital without undue risk to principal by investing in global equity securities that provide the potential for capital appreciation and income.

The International Equity Portfolio seeks to achieve maximum long-term total return by investing primarily in stocks of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States. The Portfolio seeks to invest in stocks that, in the opinion of Delaware International, are undervalued at the time of purchase, based on rigorous fundamental analysis conducted by the investment adviser.

The Labor Select International Equity Portfolio seeks to achieve maximum long-term total return by investing primarily in stocks of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States. The Portfolio seeks to invest in stocks that, in the opinion of Delaware International, are undervalued at the time of purchase based on rigorous fundamental analysis conducted by the investment adviser, and that are compatible with certain investment policies or restrictions followed by organized labor.

The International Small-Cap Portfolio seeks long-term capital appreciation by investing primarily in smaller non-U.S. companies, which may include companies located or operating in established or emerging countries.

The Emerging Markets Portfolio seeks to achieve long-term capital appreciation by investing primarily in stocks of issuers located or operating in emerging countries.

The Global Fixed Income Portfolio seeks to achieve current income and the potential for capital appreciation, consistent with the preservation of investors' principal, by investing primarily in fixed-income securities. Issuers of these securities will be organized, have a majority of their assets, or derive most of their operating income in at least three different countries, one of which may be the United States.

The International Fixed Income Portfolio seeks to achieve current income and the potential for capital appreciation, consistent with the preservation of investors' principal, by investing primarily in fixed-income securities of international (non-U.S.) markets. Issuers of these securities will be organized, have a majority of their assets, or derive most of their operating income in at least three different countries outside the U.S.

                               2000 Semiannual Report o Delaware Pooled Trust  5

Large-Cap Value Equity:
Low Tech Exposure Held Back Performance
Total Return
Six months ending April 30, 2000
--------------------------------------------------------------------------------
Large-Cap Value Equity                                         (6.85)%
S&P 500 Index                                                   7.20%
--------------------------------------------------------------------------------

Fiscal 2000 began on a familiar note of growth continuing to outperform value, and technology leading other sectors of the market. This hit the Large-Cap Value Equity Portfolio with a double whammy that made it difficult to compete with the benchmark Standard & Poor's 500 Index. The Portfolio returned (6.85)% for the six months ended April 30, finishing behind the 7.20% return of the Index.

Despite solid fundamentals in many of the industries we favor, investors seemed to ignore most everything but technology stocks. Large-Cap Value Equity's focus on companies with well-above average dividend yields translated into a gross underweighted position in technology stocks relative to the benchmark. Technology companies typically have no yield and therefore, do not meet our investment criteria.

A substantially lower technology position, combined with negative results from credit sensitive and basic industry holdings, detracted from the Portfolio's return. Capital goods was another troublespot in the Portfolio. Defense-related companies, which make up most of our exposure in that sector, came under pressure due to a reduction in the number of defense contracts issued by the government.

March 2000 ushered in a swift change in investor sentiment that favored our value style. Interest rate sensitive issues (banks and insurance) performed exceedingly well in this environment. We increased our exposure in this area adding new positions in Marsh & McLennan, UnumProvident and Bank of New York. These companies have high earnings visibility and are selling at a significant discount to the market.

We will continue to overweight the Portfolio versus the S&P 500 Index in financial services, pharmaceuticals, telecommunications and energy where valuations are quite compelling.

Portfolio Profile
April 30, 2000

Total net assets .............................................    $ 91.1 million
Inception date ...............................................  February 3, 1992
Asset Composition (based on total net assets)
   Common Stocks .............................................            98.70%
   Cash Equivalents and Other Net Assets .....................             1.30%
Number of holdings ...........................................                72

Top 10 holdings
   1.  Bank of New York
   2.  Cable and Wireless ADR
   3.  McGraw-Hill
   4.  FleetBoston Financial
   5.  Bank of America
   6.  El Paso Energy
   7.  Mellon Financial
   8.  Marsh & McLennan
   9.  SBC Communications
   10. Exxon Mobil

Industry Composition

Banking, Finance & Insurance         23.60%
Energy                               12.55%
Telecommunications                    9.64%
Healthcare & Pharmaceuticals          9.24%
Food, Beverage & Tobacco              7.12%
Consumer Products                     5.91%
Utilities                             5.62%
Paper & Forest Products               3.42%
Cable, Media & Publishing             3.09%
Metals & Mining                       2.96%
Automobiles & Automotive Parts        2.92%
Computers & Technology                2.60%
Industrial Machinery                  2.38%
Chemicals                             2.08%
Aerospace & Defense                   1.65%
Electronics & Electrical Equipment    1.39%
Retail                                1.06%
Leisure, Loding & Entertainment       0.78%
Transportation & Shipping             0.69%
Net Cash & Other Assets               1.30%

6  Delaware Pooled Trust o 2000 Semiannual Report

Equity Income:
Positioned to Benefit from Technology Revolution
Total Return
Six months ending April 30, 2000
--------------------------------------------------------------------------------
Equity Income                                                  (5.01)%
S&P 500 Index                                                   7.20%
--------------------------------------------------------------------------------

Tech stock mania propelled major market indexes higher in late 1999 and early 2000, continuing a two-year trend of very narrow market leadership by Internet and high-tech company stocks. The tables turned in mid-March, however, as the improving earnings fundamentals and low valuations of many non-technology companies became too attractive for investors to ignore. Market performance then began to broaden beyond the technology and Internet sectors.

True to its value style, The Equity Income Portfolio had a significant underweighted position in technology stocks relative to the benchmark S&P 500 Index. Although the Portfolio benefited from the market's broadening in March and April, this did little to make amends for poor performance related to our low technology exposure. As a result, the Portfolio posted a six-month return of (5.01)% versus the 7.20% return of the S&P 500 Index.

While the Portfolio did not own the market's hottest Internet stocks, it was positioned to be an indirect beneficiary of the Internet and high tech revolution. Holdings in General Motors, Chase Manhattan Bank and Dow Chemical are examples of old economy companies that are applying new technologies to their business models and, consequently, are delivering better than expected earnings growth.

As investors ventured back into old economy industries, The Equity Income Portfolio began to perform materially better. Our holdings in consumer products companies Kimberly-Clark and American Home Products, and food and beverage companies PepsiCo and Bestfoods delivered positive results. Elsewhere in the Portfolio, higher interest rates had a negative impact on our financial services stocks. We continue to be very selective in this area, with a focus on high quality stocks in the insurance (property and casualty) area.

Portfolio Profile
April 30, 2000

Total net assets .............................................    $106.9 million
Inception date ...............................................     June 30, 1999
Asset Composition (based on total net assets)
   Common Stocks .............................................            83.89%
   Corporate Bonds ...........................................            12.45%
   Cash Equivalents and Other Net Assets .....................             3.66%
Number of holdings ...........................................               111

Top 10 holdings
   1.  McGraw-Hill
   2.  Kimberly-Clark
   3.  Pitney Bowes
   4.  Royal Dutch Petroleum
   5.  Chevron
   6.  Exxon Mobil
   7.  Marsh & McLennan
   8.  Anheuser-Busch
   9.  General Motors
   10. El Paso Energy

Industry Composition

Banking, Finance & Insurance         16.73%
Energy                               11.75%
Healthcare & Pharmaceuticals          8.13%
Telecommunications                    6.98%
Food, Beverage & Tobacco              6.01%
Consumer Products                     5.45%
Utilities                             5.23%
Automobiles & Automotive Parts        3.64%
Chemicals                             3.40%
Paper & Forest Products               3.15%
Computers & Technology                3.10%
Cable, Media & Publishing             2.72%
Metals & Mining                       2.55%
Electronics & Electrical Equipment    2.28%
Industrial Machinery                  2.05%
Aerospace & Defense                   0.72%
Bonds                                12.45%
Net Cash & Other Assets               3.66%

                               2000 Semiannual Report o Delaware Pooled Trust  7

Core Equity:
Tech Correction Brings Opportunity
Total Return
Six months ending April 30, 2000
--------------------------------------------------------------------------------
Core Equity                                                    (2.17)%
Russell 1000 Index                                              9.72%
--------------------------------------------------------------------------------

For much of the first fiscal half, technology stocks continued to drive U.S. equity returns. But during the last six weeks of our reporting period, investors began to scrutinize the extreme valuations and sustainability of earnings of many of the companies in this sector. A sharp correction in the technology sector ensued as investors broadened their stock selection in search of new leadership.

In spite of this welcome and, in our opinion, warranted turnaround in the technology sector, it came too little, too late to have any marked impact on performance for the six-month period. The Core Equity Portfolio posted a (2.17)% return versus 9.72% for the Russell 1000 Index.

We continue to focus on companies with stable, visible earnings and a discounted valuation to those earnings. This has traditionally steered us away from investing heavily in technology companies. Those we do own are more mainstream S&P 500 type technology companies like IBM, Intel and Compaq mixed in with some smaller names that include Symbol Technologies, CGS Systems International and Integrated Device Technologies.

In addition to the negative impact of the low relative technology weighting, announced earnings shortfalls in the consumer products sector (Proctor & Gamble and Dial) during the first calendar quarter further detracted from the Portfolio's results. As a result of these shortfalls, we have removed both positions from the Portfolio.

We continue to favor the financial services sector, which saw a healthy rebound late in the reporting period. We also like the energy sector, which we feel has been benefiting from worldwide economic recovery and strengthening demand for oil and natural gas.

As many technology stocks have corrected and come back into our buying universe, we've had an opportunity to selectively increase our technology weighting.

Portfolio Profile
April 30, 2000
Total net assets ...........................................        $2.1 million
Inception date .............................................  September 15, 1998
Asset Composition (based on total net assets)
   Common Stocks ...........................................              93.50%
   Convertible Preferred Stocks ............................               1.53%
   Cash Equivalents and Other Net Assets ...................               4.97%
Number of holdings .........................................                  63

Top 10 holdings
   1.  FleetBoston Financial
   2.  Honeywell International
   3.  Federal Home Loan
   4.  Viad
   5.  MBNA
   6.  Intel
   7.  SBC Communications
   8.  Citigroup
   9.  ALLTEL
   10. American Home Products

Industry Composition

Banking, Finance & Insurance         16.10%
Energy                               11.86%
Electronics & Electrical Equipment   11.57%
Healthcare & Pharmaceuticals         10.88%
Telecommunications                   10.09%
Computers & Technology                7.69%
Retail                                5.60%
Cable, Media & Publishing             3.23%
Chemicals                             2.70%
Food, Beverage & Tobacco              2.69%
Leisure, Lodging & Entertainment      2.54%
Aerospace & Defense                   2.08%
Industrial Machinery                  1.82%
Utilities                             1.66%
Consumer Products                     1.61%
Environmental Services                0.75%
Metals & Mining                       0.63%
Convertible Preferred Stock           1.53%
Net Cash & Other Assets               4.97%

8  Delaware Pooled Trust o 2000 Semiannual Report

Select Equity:
Solid Absolute Performance
Total Return
Six months ending April 30, 2000
--------------------------------------------------------------------------------
Select Equity                                                   4.07%
Russell 3000 Index                                             10.32%
--------------------------------------------------------------------------------

The Select Equity Portfolio achieved solid absolute performance in the first half of fiscal 2000, though on a relative basis the Portfolio had less impressive results. For the six months ended April 30, Select Equity returned 4.07% trailing the 10.32% return of the Russell 3000 Index.

One reason for the Portfolio's underperformance was the lower relative return of its technology holdings versus the Index. Our technology stocks returned 30% as a group. This was no match for the 49% return of the technology stocks in the benchmark. We attribute the benchmark's stronger technology results to good performance by smaller capitalization, lower quality names. Our technology positions were of larger size and, we felt, of better quality than those in the Index.

Our position in Microsoft--down 33% for the period--hurt performance. We sold Microsoft in mid-April when the company announced that first quarter earnings fell short of expectations and predicted that sluggish business trends would likely continue. We also sold At Home and Sara Lee, but not before they had taken a toll on performance.

Conversely, Intel was a strong performer--up 84% for the period. Other positive performers were General Electric, Time Warner and Circuit City. General Electric rallied on reports that it would report above consensus earnings in 2000. Time Warner benefited from its acquisition by America Online, and Circuit City recouped some of its value as it began to recover from its steep decline in the latter part of 1999.

Select Equity's investment strategy concentrates strictly on stock selection, which means we give little consideration to macro-economic and other "top down" considerations. We look for companies that are mispriced and try to capitalize on those mispricings as we deem it appropriate. Most recently, this led to new positions in Nextel Communications, Exxon Mobil and Chase Manhattan.

Portfolio Profile
April 30, 2000

Total net assets ................................................   $2.1 million
Inception date ..................................................  June 29, 1999
Asset Composition (based on total net assets)
   Common Stocks ................................................        101.29%
   Cash Equivalents and Other Net Assets ........................        (1.29)%
Number of holdings ..............................................             20

Top 10 holdings
   1.  Merrill Lynch
   2.  General Electric
   3.  Citrix Systems
   4.  AT&T-Liberty Media Class A
   5.  Nextel Communications
   6.  QUALCOMM
   7.  Chase Manhattan
   8.  Ingersoll-Rand
   9.  Time Warner
   10. Citigroup

Industry Composition

Telecommunications                   20.31%
Banking, Finance & Insurance         15.57%
Electronics & Electrical Equipment   14.92%
Cable, Media & Publishing            10.36%
Computers & Technology               10.19%
Healthcare & Pharmaceuticals         10.00%
Industrial Machinery                  5.14%
Metals & Mining                       5.06%
Consumer Products                     4.94%
Energy                                4.80%

                               2000 Semiannual Report o Delaware Pooled Trust  9

All-Cap Growth Equity:
Off to an Excellent Relative Start
Total Return
For the period March 31-April 30, 2000
--------------------------------------------------------------------------------
All-Cap Growth Equity                                          (0.24)%
Russell 3000 Growth Index                                      (5.14)%
--------------------------------------------------------------------------------

The All-Cap Growth Equity Portfolio began operations on March 31, 2000, just four short weeks before the close of our reporting period. During that brief time, we began the process of building the Portfolio, investing in growth companies that span the full range of market capitalizations.

It was a tough time period in the growth equity markets to be launching a new growth stock portfolio, but All-Cap Growth Equity still managed to outperform the Russell 3000 Growth Index by nearly five percentage points. Keeping in mind the extremely short reporting period, such performance may not be representative of longer-term results. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index (the 3,000 largest U.S. companies based on total market capitalization) companies with higher price-to-book ratios and higher forecasted growth values. We use the Russell 3000 Growth Index as our benchmark because it tracks the performance of growth stocks within the Russell 3000, which represents approximately 98% of the investable U.S. equity market.

The All-Cap Growth Equity Portfolio represents the "best ideas" from Delaware's small- and mid-cap growth portfolios with the added option of owning many of the large-cap growth companies that we are unable to include in our value-oriented portfolios. Above all, we want to own companies that can successfully meet earnings forecasts and offer the potential for high earnings growth.

As we continue building the Portfolio, we will focus on four core sectors: technology, health care, consumer products, and business/financial services. We employ a "bottom-up" approach of identifying companies that meet our investment criteria, after which we take a "top-down" approach to ensure that the Portfolio is not too aggressively weighted in any particular sector.

Portfolio Profile
April 30, 2000

Total net assets ...............................................    $9.8 million
Inception date .................................................  March 31, 2000
Asset Composition (based on total net assets)
   Common Stocks ...............................................         28.80%
   Cash Equivalents and Other Net Assets .......................         71.20%*
   Number of holdings ..........................................             34

Top 10 holdings
   1.  Genentech
   2.  S1
   3.  Peregrine Systems
   4.  NEXTEL Communications
   5.  Clear Channel Communications
   6.  Globespan
   7.  Limited
   8.  Gemstar International Group Limited
   9.  Extreme Networks
   10. JDS Uniphase

Industry Composition

Computers & Technology                5.64%
Electronics & Electrical Equipment    4.65%
Healthcare & Pharmaceuticals          3.58%
Business Services                     3.41%
Retail                                3.15%
Telecommunications                    2.81%
Cable, Media & Publishing             2.03%
Consumer Products                     1.79%
Banking, Finance & Insurance          1.36%
Leisure, Lodging & Entertainment      0.38%
Net Cash & Other Assets              71.20%

* The high cash position reflects a relatively large inflow of new money within the first month of the Portfolio's operation. Since the Portfolio is new and the reporting period is so short, the portfolio manager has not had adequate opportunities to invest the new cash according to the Portfolio's investment objectives. We anticipate our cash position to be back down to a normal level within a few months of this report.

10  Delaware Pooled Trust o 2000 Semiannual Report

Mid-Cap Growth Equity:
Technology Holdings Drove Performance
Total Return
Six months ending April 30, 2000
--------------------------------------------------------------------------------
Mid-Cap Growth Equity                                          44.59%
Russell Midcap Growth Index                                    41.59%
--------------------------------------------------------------------------------

The Mid-Cap Growth Equity Portfolio hit the ground running in the first half of fiscal 2000. The Portfolio turned in an impressive 44.59% return for the six months ended April 30, outperforming the Russell Midcap Growth Index's 41.59% return by a narrow margin.

Even with a value rebound and growth slump in March and April, technology and biotechnology stocks easily dominated the six-month period. The weighting of technology stocks in the Russell Midcap Growth Index rose to more than 45% of the index. This tech-heavy weighting accounted for most of the benchmark's return.

Though Mid-Cap Growth Equity had nowhere near the technology weighting of the Index, strong stock selection resulted in equally outstanding returns from that sector. Explosive growth in our semiconductor/semiconductor equipment holdings--including Citrix Systems, PMC-Sierra and Xilinx--contributed generously to performance. Other solid performers were Network Appliance and Aspect Development, both of which have benefited from the enormous growth opportunities afforded by the Internet.

Poor performers in the Portfolio included InterNAP Network Services, a telecommunications company; Spanish Broadcasting System, the nation's second largest operator of Spanish radio stations; and Royal Caribbean, a popular cruise line.

We believe mid-cap stock valuations remain at historically attractive levels compared to large-cap stocks. As we continue to look for companies that we believe will meet their earnings forecasts, we expect to remain overweighted versus the index in technology, consumer and business services, while placing less relative emphasis on healthcare and financial stocks.

Portfolio Profile
April 30, 2000

Total net assets ............................................       $6.6 million
Inception date ..............................................  February 27, 1992
Asset Composition (based on total net assets)
   Common Stocks ............................................            100.21%
   Cash Equivalents and Other Net Assets ....................            (0.21)%
Number of holdings ..........................................                 45

Top 10 holdings
   1.  Xilinx
   2.  PMC-Sierra
   3.  JDS Uniphase
   4.  VERITAS Software
   5.  EchoStar Communications Class A
   6.  Citrix Systems
   7.  Kohl's
   8.  American Tower Class A
   9.  Network Appliance
   10. Altera

Industry Composition

Electronics & Electrical Equipment   22.25%
Telecommunications                   15.02%
Computers & Technology               13.84%
Retail                               12.14%
Cable, Media & Publishing            11.65%
Business Services                     8.77%
Leisure, Lodging & Entertainment      7.28%
Banking, Finance & Insurance          5.26%
Healthcare & Pharmaceuticals          2.12%
Consumer Products                     1.88%

                              2000 Semiannual Report o Delaware Pooled Trust  11

Small-Cap Value Equity:
Broadening Market Impoves Outlook
Total Return
Six months ending April 30, 2000
--------------------------------------------------------------------------------
Small-Cap Value Equity                                          1.85%
Russell 2000 Value Index                                        8.20%
--------------------------------------------------------------------------------

For the better part of the last six months, small-cap value stocks remained the underdogs in a market dominated by big-cap technology companies. As a result, the Small-Cap Value Equity Portfolio finished the period with a modest return of 1.85% compared to 8.20% for the benchmark Russell 2000 Value Index.

The Portfolio underperformed its benchmark due primarily to a lower relative weighting in technology stocks--roughly half that of the Index. This hurt performance from November through mid-March as biotech stocks drove the market's gains. The biotech craze peaked in February, resulting in the worst monthly performance for Small-Cap Value Equity since it began operations in March 1999.

A sharp reversal of this trend and a broadening of market leadership in March 2000 led to a vastly improved environment for our value style. We feel that investors have finally begun to pay serious attention to company earnings and stock valuations, and we hope this continues.

For the six-month period, our energy holdings made the largest positive contribution to performance. Within that sector, we had significant exposure to oil and natural gas exploration and production companies. NICOR, a natural gas distributor, and Helmerich & Payne, a drilling company--both top 10 holdings--performed well.

The Portfolio's basic industry, retail and healthcare holdings delivered mixed performance. Within healthcare, we increased our position in Varian Medical Systems, a manufacturer of x-ray and oncology products, and added new positions in Invacare, a leading maker of wheelchairs, and MedQuist, a medical transcription service provider.

For the remainder of fiscal 2000, we will maintain overweighted positions in the healthcare and energy sectors, and may significantly increase our weighting in the financial services area as we see signs that the Federal Reserve is finished raising interest rates.

Portfolio Profile
April 30, 2000

Total net assets ...............................................    $2.1 million
Inception date .................................................  March 29, 1999
Asset Composition (based on total net assets)
   Common Stocks ...............................................          92.43%
   Cash Equivalents and Other Net Assets .......................           7.57%
Number of holdings .............................................              71

Top 10 holdings
   1.  Varian Medical Systems
   2.  Zale
   3.  Brightpoint
   4.  NICOR
   5.  Jacobs Engineering Group
   6.  Suiza Foods
   7.  OM Group
   8.  Helmerich & Payne
   9.  Federal Signal
   10. Synopsys

Industry Composition

Banking, Finance & Insurance         14.34%
Energy                               13.81%
Healthcare & Pharmaceuticals          8.68%
Real Estate                           7.07%
Chemicals                             6.42%
Electronics & Electrical Equipment    4.57%
Retail                                3.81%
Food, Beverage & Tobacco              3.73%
Textiles, Apparel & Furniture         3.72%
Transportation & Shipping             3.42%
Industrial Machinery                  3.30%
Automobiles & Automotive Parts        2.94%
Computers & Technology                2.81%
Building & Materials                  2.19%
Telecommunications                    2.16%
Engineering & Construction            2.11%
Utilities                             1.70%
Metals & Mining                       1.11%
Miscellaneous                         4.54%
Net Cash & Other Assets               7.57%

12 Delaware Pooled Trust o 2000 Semiannual Report

Small-Cap Growth Equity:
Landslide Victory Against the Benchmark
Total Return
Six months ending April 30, 2000
--------------------------------------------------------------------------------
Small-Cap Growth Equity                                        43.36%
Russell 2000 Growth Index                                      27.78%
--------------------------------------------------------------------------------

The Small-Cap Growth Equity Portfolio had a phenomenal first fiscal half, returning a whopping 43.36% versus 27.78% for the benchmark Russell 2000 Growth Index. Even with the resurgence of value stocks in March and April, technology and healthcare (biotech) stocks dominated the six-month period with strong double-digit returns.

By and large, Small-Cap Growth Equity's technology holdings accounted for the bulk of our outperformance. Specifically, semiconductor and semiconductor equipment companies--including Applied Micro Circuits, PMC-Sierra and Teradyne--had the most explosive growth. Other technology holdings that performed well were Network Appliance and Aspect Development, both of which have benefited from the enormous growth opportunities afforded by the Internet.

Poor performers in the Portfolio included G&K Services, a uniform rental company (we subsequently sold the stock); Legato Systems, a storage management software company, and New Era of Networks, a software networking company.

We continue to focus on companies that we believe will meet their earnings forecasts. With that in mind, we will continue to overweight the Portfolio versus the benchmark index in technology, consumer and business services, while placing less relative emphasis on healthcare and financial stocks.

Portfolio Profile
April 30, 2000

Total net assets ...........................................       $24.8 million
Inception date .............................................  September 15, 1998
Asset Composition (based on total net assets)
   Common Stocks ...........................................              92.03%
   Cash Equivalents and Other Net Assets ...................               7.97%
Number of holdings .........................................                  85

Top 10 holdings
   1.  PMC-Sierra
   2.  Applied Micro Circuits
   3.  Micrel
   4.  Network Appliance
   5.  Dollar Tree Stores
   6.  VERITAS Software
   7.  NEXTLINK Communications Class A
   8.  Dycom Industries
   9.  Pinnacle Holdings
   10. Teradyne

Industry Composition

Computers & Technology               18.75%
Electronics & Electrical Equipment   17.58%
Telecommunications                   13.76%
Retail                               10.90%
Leisure, Lodging & Entertainment      6.69%
Healthcare & Pharmaceuticals          6.41%
Cable, Media & Publishing             3.25%
Banking, Finance & Insurance          3.08%
Business Services                     2.99%
Real Estate                           2.47%
Consumer Products                     1.61%
Food, Beverage & Tobacco              1.29%
Industrial Machinery                  0.84%
Consumer Services                     0.45%
Miscellaneous                         1.96%
Net Cash & Other Assets               7.97%

                              2000 Semiannual Report o Delaware Pooled Trust  13

Real Estate Investment Trust II:
Industry Rebound, Stock Selection Boost Performance
Total Return
Six months ending April 30, 2000
--------------------------------------------------------------------------------
Real Estate Investment Trust II                                13.43%
NAREIT Equity REIT Index                                       10.91%
--------------------------------------------------------------------------------

The Real Estate Investment Trust Portfolio II had a strong showing in the first half of fiscal 2000, returning 13.43% versus 10.91% for the NAREIT Equity REIT Index. Strong stock selection and an industry-wide rebound contributed to the Portfolio's positive relative performance.

Shortly after the start of our fiscal period last November, REIT stocks began to emerge from a 21-month long bear market. Finally, the sector was delivering the defensive attributes for which it had long been touted--namely, moderate but consistent earnings growth and generous dividend yields, all with much less price volatility than other market sectors.

The Portfolio benefited from strong stock selection in the office/industrial, retail strip center, and hotel sectors. Standout performers included Spieker Properties, SL Green Realty, Meristar Hospitality and Kimco Realty. These companies are benefiting from historically low vacancy levels. In fact, occupancy rates in certain markets are as high as 95% which has made it easier for companies to raise their rates on expiring leases.

Some of the weaker areas in the Portfolio were self-storage REITs, manufactured housing, and diversified REITs, with real estate operating companies turning in a decidedly mixed performance. Although we reduced our exposure to the real estate operating company sector, attractive valuations and growth potential dictate a continued presence there.

Looking forward, extreme price volatility may continue to plague the major stock indices. We have seen investor interest in REITs pick up significantly and we would expect that to continue against the backdrop of more volatility in other markets. Our total return expectations for REITs remain optimistic.

Portfolio Profile
April 30, 2000

Total net assets ............................................       $1.9 million
Inception date ..............................................   November 4, 1997
Asset Composition (based on total net assets)
   Common Stocks ............................................             96.43%
   Cash Equivalents and Other Net Assets ....................              3.57%
Number of holdings ..........................................                 29

Top 10 holdings
   1.  AvalonBay Communities
   2.  Duke Weeks Realty
   3.  Simon Property Group
   4.  Equity Office Properties Trust
   5.  Apartment Investment & Management Class A
   6.  Prentiss Properties Trust
   7.  SL Green Realty
   8.  Sun Communities
   9.  Starwood Hotels & Resorts Worldwide
   10. Alexandria Real Estate Equities

Industry Composition

Office/Industrial REITs              40.09%
Multi-Family REITs                   18.98%
Real Estate Operating Companies       8.53%
Mall REITs                            7.59%
Manufactured Housing REITs            7.08%
Retail Strip Center REITs             6.18%
Self-Storage REITs                    2.95%
Net Lease REITs                       2.80%
Hotel REITs                           2.23%
Net Cash & Other Assets               3.57%

14  Delaware Pooled Trust o 2000 Semiannual Report

Intermediate Fixed Income:
Treasury Bonds Drive the Market
Total Return
Six months ending April 30, 2000
--------------------------------------------------------------------------------
Intermediate Fixed Income                                       1.53%
Lehman Brothers Government/Corporate
Intermediate Bond Index                                         1.07%
--------------------------------------------------------------------------------

Last year's trend of rising interest rates was broken during the first four months of 2000. Rates on 30-year U.S. Treasury bonds declined from January through April. The U.S. Treasury Department precipitated the sharp rally by initiating a large repurchase program of long-term debt.

Ironically, the Federal Reserve, anxious over a strong economy and the threat of inflation, moved to raise rates by increasing the Fed Funds target to 6.00% from 5.75% on March 21, 2000. Intermediate bonds suffered less than long maturities, but both corporate and mortgaged-backed securities in the intermediate area underperformed U.S. Treasury securities for the first quarter of fiscal 2000.

The Intermediate Fixed Income Portfolio returned 1.53% for the six months ended April 30, 2000. This was 46 basis points better than the return of the Portfolio's benchmark, the Lehman Brothers Government/Corporate Intermediate Bond Index. While the Portfolio holds fewer Treasury bonds than the index, our move to underweight corporate securities versus the weighting of our benchmark index had a very positive effect during this period. Our holdings in mortgage-backed securities had relatively little net effect on performance.

Given the persistence of the Treasury's buy-back of debt, we anticipate long Treasury bonds will continue to be the driving force behind the performance of the market. Going forward, The Intermediate Fixed Income Portfolio will try to capitalize on this, while remaining more cautious toward the spread sectors--corporate and mortgage-backed bonds. Despite our enthusiasm for Treasury securities, overall, we remain cautious on the market given the potential for subsequent increases in interest rates to slow the U.S. economy.

Portfolio Profile
April 30, 2000

Total net assets ..............................................    $13.5 million
Inception date ................................................   March 12, 1996
Number of holdings ............................................               44

Top 10 holdings
   1.  Federal National Mortgage Association,
       6.50% 08/15/04
   2.  Federal National Mortgage Association,
       7.50% 01/01/30
   3.  Government National Mortgage Association,
       6.85% 12/20/25
   4.  Residential Accredit Loans Series 98-QS9,
       A3 6.75% 07/25/28
   5.  Federal National Mortgage Association,
       7.00% 10/01/29
   6.  Federal National Mortgage Association,
       Whole Loan Series 98-W3 A2, 6.50% 07/25/28
   7.  PECO Series 99-A A4, 5.80% 03/01/07
   8.  MCI Worldcom, 7.55% 04/01/04
   9.  United News and Media, 7.75% 07/01/09
   10. Morgan Stanley Dean Witter, 7.125% 01/15/03

Asset Composition

Corporate Bonds                       26.43%
Agency Mortgage-Backed Securities     17.74%
Agency Obligations                    13.98%
Asset-Backed Securities               12.26%
Collateralized Mortgage Obligations   10.49%
U.S. Treasury Obligations              6.37%
Commercial Mortgage-Backed Securities  6.09%
Net Cash & Other Assets                6.64%

                              2000 Semiannual Report o Delaware Pooled Trust  15

Aggregate Fixed Income:
Returns Positive as Rates Increase, Then Decrease
Total Return
Six months ending April 30, 2000
--------------------------------------------------------------------------------
Aggregate Fixed Income                                          0.99%
Lehman Brothers Aggregate Bond Index                            1.42%
--------------------------------------------------------------------------------

The Aggregate Fixed Income Portfolio produced a return of 0.99% for the six months ending April 30, 2000. While this lagged the benchmark by more than 40 basis points, a positive return was welcomed during a turbulent period for fixed-income markets.

Some of the positive results for the Portfolio can be attributed to a representation in long Treasury securities and U.S. Treasury STRIPS. The Merrill Lynch 15+ Year Treasury Index returned 5.30% for the period, as compared to 1.42% for the Lehman Brothers Aggregate Bond Index. Rates on 30-year U.S. Treasuries declined during the first four months of 2000--reversing their upward trend of the last two months of 1999. The U.S. Treasury Department precipitated this rally by initiating a large repurchase program of long debt.

We also generated positive returns for the Portfolio by overweighting the corporate sector versus the weighting of our benchmark index from the beginning of November 1999 until the end of January 2000, when corporate yield premiums were declining. The corporate sector, however, did give us some difficulties as well. Weakness in retail and financial bonds dragged down the Portfolio's total return, and was the key reason why we lagged our benchmark--the Lehman Brothers Aggregate Bond Index.

The Federal Reserve, anxious over a strong economy and inflationary fears, moved to raise rates recently by increasing the Fed Funds target to 6.00% from 5.75% on March 21, 2000. We will be looking for further interest-rate increases from the Fed in the coming months. In addition, we remain somewhat concerned that the bond market rally may have gone too far, and that yields should be higher during a period when the Fed is tightening credit. In the short term, we are again looking for relative outperformance from longer Treasury securities and continued weakness in the corporate and agency sectors in the months ahead.

Portfolio Profile
April 30, 2000

Total net assets ............................................       $7.1 million
Inception date ..............................................  December 29, 1997
Number of holdings ..........................................                 51

Top 10 holdings
   1.  Federal National Mortgage Association,
       7.00% 02/01/30
   2.  Federal National Mortgage Association,
       7.50% 9/01/29
   3.  U.S. Treasury Notes, 4.75% 11/15/08
   4.  U.S. Treasury Notes, 6.00% 08/15/09
   5.  U.S. Treasury Notes, 6.375% 08/15/27
   6.  Federal Home Loan Mortgage Corporation,
       7.00% 04/01/29
   7.  Nomura Asset Securities Series 93-1 A1,
       6.68% 12/15/01
   8.  Ford Motor Credit, 7.50% 03/15/05
   9.  Finova Capital, 7.25% 11/08/04
   10. U.S. Treasury Inflation Index Notes,
       3.625% 07/15/02

Asset Composition

Agency Mortgage-Backed Securities     30.06%
Corporate Bonds                       21.76%
U.S. Treasury Obligations             15.57%
Asset-Backed Securities                9.23%
Commercial Mortgage-Backed Securities  7.51%
Agency Obligations                     5.13%
Collateralized Mortgage Obligations    3.69%
Net Cash & Other Assets                7.05%

16  Delaware Pooled Trust o 2000 Semiannual Report

High-Yield Bond:
Strong Returns Amid a Shaky Start to 2000
Total Return
Six months ending April 30, 2000
--------------------------------------------------------------------------------
High-Yield Bond                                                 5.80%
Salomon Smith Barney High-Yield
Cash Pay Index                                                 (0.10)%
--------------------------------------------------------------------------------

Overall, high-yield bonds finished fiscal 1999 on a good note, but encountered stormy market conditions during the first four months of 2000. Difficult circumstances characterized the market since January 2000, as selling pressure from mutual fund redemptions, poor market liquidity, and extreme stock market volatility drove prices lower. The strong returns posted by the U.S. equity markets also drove retail and institutional investors away from fixed-income investments in general.

In a turbulent market environment, the High-Yield Bond Portfolio returned 5.80% for the first six months of the fiscal year, outperforming the (0.10)% decline turned in by the Salomon Smith Barney High-Yield Cash Pay Index. Due to the Portfolio's yield focus, it is concentrated in single-B, cash-pay, "old-economy" credits, which improved on their performance since January 2000. The better performing sectors earlier in the period were typically BB, deferred interest, "new-economy" credits in such industries as telecommunications and technology, which suffered as the NASDAQ Composite tumbled in March and April. We held less of these securities than our benchmark index, which helped to explain the Portfolio's outperformance.

We believe the market remains in the grip of a technical downturn, as poor investor sentiment continues to prevail over otherwise bullish economic fundamentals. In our opinion the recent decline of "new economy" equities and the rise in junk yields into the double digits may serve to reverse the outflow of cash that has plagued the market and allow fundamentals to reassert themselves. Going forward, we believe stronger institutional inflows and fewer fund redemptions will buoy the high-yield market. Meantime, we expect high-yield returns to remain volatile and centered around the income stream.

Portfolio Profile
April 30, 2000

Total net assets ............................................       $5.9 million
Inception date ..............................................   December 2, 1996
Number of holdings ..........................................                 22

Top 10 holdings
   1.  Atlas Air, 9.375% 11/15/06
   2.  Viatel, 12.50% 04/15/08
   3.  Tenet Healthcare, 8.625% 01/15/07
   4.  Allied Waste North America, 7.875% 01/01/09
   5.  Philipp Brothers Chemicals, 9.875% 06/01/08
   6.  Hollywood Casino, 11.25% 05/01/07
   7.  RCN
   8.  Carrols, 9.50% 12/01/08
   9.  Lyondell Chemical, 10.875% 05/01/09
   10. Kaiser Aluminum & Chemical, 9.875% 02/15/02

Asset Composition

Food, Beverage & Tobacco             11.18%
Chemicals                            10.44%
Telecommunications                    8.56%
Metals & Mining                       6.50%
Transportation & Shipping             6.42%
Healthcare & Pharmaceuticals          5.67%
Environmental Services                5.45%
Leisure, Lodging & Entertainment      5.15%
Cable, Media & Publishing             3.95%
Industrial Machinery                  3.81%
Miscellaneous                         3.71%
Energy                                3.60%
Building & Materials                  3.38%
Textiles, Apparel & Furniture         1.97%
Common Stocks                         5.10%
Net Cash & Other Assets              15.11%

                              2000 Semiannual Report o Delaware Pooled Trust  17

Diversified Core Fixed Income:
U.S. High-Grade Bonds Lead the Market Comeback
Total Return
Six months ending April 30, 2000
--------------------------------------------------------------------------------
Diversified Core Fixed Income                                   1.46%
Lehman Brothers Aggregate Bond Index                            1.42%
--------------------------------------------------------------------------------

The Diversified Core Fixed Income Portfolio returned 1.46% for the last six months, modestly outpacing the Lehman Brothers Aggregate Bond Index, which returned 1.42%. The Portfolio's return was primarily aided by allocations to U.S. Treasury securities, GNMA mortgage-backed securities and AAA asset-backed securities.

The Portfolio is currently composed of 80% U.S. investment-grade bonds, 5% U.S. high- yield bonds, and 15% international, non-U.S. dollar bonds. Overall, Diversified Core Fixed Income has an average quality of AAA and a duration that is shorter and more defensive than the Lehman Brothers Aggregate Bond Index.

The world financial markets experienced significant volatility during the first four months of 2000, after a relatively stable and robust end to fiscal 1999. Recent economic growth and inflation statistics, combined with the high price of oil, have focused attention on signs of overheating and the potential for more rate increases by the Federal Reserve. The beginning of long-term Treasury bond repurchases has also added to market volatility. These developments have resulted in significant upward pressure on short-term interest rates and an inverted yield curve.

Most non-government sectors performed poorly during the last four months due to the yield curve impact, the Fed tightening, and contracting market liquidity. With these economic conditions likely to continue until the world economies show signs of slowing, the Portfolio will maintain its emphasis on more liquid government securities and higher-rated corporate securities. As a result, The Diversified Core Fixed Income Portfolio, in our opinion, should be well positioned to ride out any further bond market volatility while having the liquidity to take advantage of market extremes should they develop in the remainder of fiscal 2000.

Portfolio Profile
April 30, 2000

Total net assets ............................................       $3.4 million
Inception date ..............................................  December 29, 1997
Number of holdings ..........................................                 48

Top 10 holdings
   1.  Federal National Mortgage Association,
       7.50% 09/01/29
   2.  Government National Mortgage Association,
       6.50% 01/15/28
   3.  U.S. Treasury Notes, 5.50% 05/15/09
   4.  Federal National Mortgage Association,
       7.00% 09/01/29
   5.  Federal National Mortgage Association,
       7.125% 01/15/30
   6.  U.S. Treasury Notes, 5.625% 05/15/08
   7.  Federal National Mortgage Association,
       7.00% 02/01/30
   8.  Deutschland Republic, 6.00% 01/04/07
   9.  Federal Home Loan Bank, 5.83% 06/02/00
   10. Federal National Mortgage Association,
       6.625% 01/15/02

Asset Composition (based on investments)


Agency Mortgage-Backed Securities     31.09%
U.S. Treasury Obligations             19.91%
Agency Obligations                    15.36%
Foreign Bonds                         15.07%
Corporate Bonds                       10.87%
Asset-Backed Securities                4.91%
Collateralized Mortgage Obligations    2.79%

18 Delaware Pooled Trust o 2000 Semiannual Report

Balanced:
Volatility Reigns Over Stock and Bond Markets
Total Return
Six months ending April 30, 2000
--------------------------------------------------------------------------------
Balanced                                                       (1.04)%
60% S&P 500 Index/40% Lehman Brothers
Aggregate Bond Index                                            5.03%
--------------------------------------------------------------------------------

Stock market performance the last six months continued the trend of late 1999--a narrow market driven by technology and punctuated by volatility. During this time period, the DJIA hit both a 52-week high in January and a 52-week low in March 2000.

In the fixed-income arena, the U.S. Treasury Department precipitated a bond rally in early 2000 by initiating a large repurchase program of long-term maturity debt. Long Treasuries, GNMA mortgage-backed securities and AAA asset-backed securities performed well during the recovery, as corporate, high-yield and non-dollar bonds took a back seat.

The Balanced Portfolio declined by 1.04% over the last six months and underperformed its benchmark. The Portfolio's conservative, underweighted position in technology, combined with a number of disappointing earnings pre-announcements, led to the slightly negative six-month return. The Portfolio did see strong performances from several equity holdings during the last six months, namely Integrated Device Technology, Intel and Schlumberger Limited. Earnings disappointments, however, from Dial and UnionBanCal weighed down the Portfolio and pulled it into negative territory.

Looking forward, we believe rising interest rates and high valuation levels are likely to continue to contribute to stock and bond market volatility. In the future, we plan to place more emphasis on earnings growth and less emphasis on dividend yield in regard to the Portfolio's equity holdings. Dividends will still play a role in security selection, but earnings growth will be primary. We look for The Balanced Portfolio to rebound and provide positive returns in the second half of fiscal 2000.

Portfolio Profile
April 30, 2000

Total net assets ...............................................  $162.4 million
Inception date .................................................   June 30, 1999
Number of holdings .............................................             125

Top 10 holdings
   1.  Federal National Mortgage Association,
       7.50% 10/01/29
   2.  Federal National Mortgage Association,
       7.00% 02/01/30
   3.  Federal National Mortgage Association,
       7.125% 01/15/30
   4.  Intel
   5.  Honeywell International
   6.  ALLTEL
   7.  Federal National Mortgage Association,
       7.50% 10/01/29
   8.  MBNA
   9.  FleetBoston Financial
   10. Federal Home Loan

Asset Composition

Common Stock                          61.19%
Agency Mortgage-Backed Securities     12.81%
Corporate Bonds                        8.79%
Asset-Backed Securities                5.06%
Agency Obligations                     2.69%
Commercial Mortgage-Backed Securities  2.61%
Collateralized Mortgage Obligations    2.35%
U.S. Treasury Obligations              2.16%
Convertible Preferred Stock            1.22%
Foreign Bonds                          0.41%
Net Cash & Other Assets                0.71%

                              2000 Semiannual Report o Delaware Pooled Trust  19

International Large-Cap Equity:
Large Stocks Run Stormy and Narrow Overseas
Total Return
For the period December 14, 1999 through April 30, 2000
--------------------------------------------------------------------------------
International Large-Cap Equity                                 (3.54)%
Morgan Stanley Capital International
EAFE Stock Index (net)                                          3.13%
--------------------------------------------------------------------------------

For the six-month period ended April 30, 2000, The International Large-Cap Equity Portfolio declined 3.54%. This was a difficult start for the Portfolio as it had to bear the initial transaction costs of committing its money to the market and to struggle through a market unwelcome to investors.

The positive returns for the MSCI EAFE Stock Index hide a picture of extreme volatility seen since November 1999. As in much of 1999, the technology, media and telecommunications stocks drove returns late in the year and the first four months of 2000. However, in March, led by falls in the U.S., the sector has come under U.S. pressure and we have seen a welcome broadening in the market.

In Europe, returns were mixed. The strongest performances over the period came from the technology-driven indices of two countries: Finland and Sweden. Our Portfolio benefited from exposure to some telecommunications stocks, but with our strong value style we have invested in companies which, in our opinion, are more reasonably priced such as Telefonica in Spain and Alcatel in France.

In the Pacific, the technology-sector theme dominated performance. The "old economy" currencies of Australia and New Zealand fell significantly as compared to the U.S. dollar. With continued strong economic growth, we believe that these markets continue to offer attractive value.

The Japanese market returns were supported by a rally in the currency in late March, but the yen has since given up all of these gains. We continue to believe that Japanese equities as a whole are overvalued with only individual stocks offering value. Against this background, we will continue to maintain an underweighted position to the overvalued Japanese market versus the weighting of our benchmark index.

Portfolio Profile
April 30, 2000

Total net assets .............................................      $2.9 million
Inception date ............................................... December 14, 1999
Asset composition (based on total net assets)
   Common stocks .............................................            95.86%
   Cash equivalents and other net assets .....................             4.14%
Number of holdings ...........................................                36

Top 10 holdings
   1.  Glaxo Wellcome
   2.  Matsushita Electric Industrial
   3.  Total Fina Class B ADR
   4.  BG Group
   5.  National Australia Bank
   6.  Cable & Wireless
   7.  Bass
   8.  Canon
   9.  GKN
   10. Bayer

Geographic Composition

United Kingdom                        25.52%
Japan                                 16.11%
Australia                             10.76%
France                                10.70%
Germany                                9.90%
Netherlands                            7.17%
Spain                                  7.05%
Hong Kong                              3.02%
New Zealand                            3.01%
Belgium                                1.67%
Singapore                              0.95%
Net Cash & Other Assets                4.14%

20  Delaware Pooled Trust o 2000 Semiannual Report

Global Equity:
Seeking Value in Europe
Total Return
Six months ending April 30, 2000
--------------------------------------------------------------------------------
Global Equity                                                   0.23%
Morgan Stanley Capital International
World Stock Index (net)                                         7.49%
--------------------------------------------------------------------------------

Over the last six months, investors continued to chase highly valued telecommunication and technology companies, while interest-rate increases further depressed valuations in a number of attractively valued sectors. During this period of high market volatility around the world, the Global Equity Portfolio rose 0.23%. However, due to its value-oriented investment strategy, the Portfolio underperformed its benchmark in a climate where growth has continued to outpace value.

Continental European markets, especially the markets of Germany and France, offered strong returns. The United Kingdom, however, lagged European markets and fell. Overall, the Portfolio benefited from an underweighted position in Japan and our absence from Switzerland and Italy as these markets underperformed the MSCI World Stock Index.

The feeding frenzy in the telecommunications, technology and media sectors--already out of control--continued to accelerate over the first quarter of the year. Our valuation analysis indicates investors are still paying heavily as they are hoping for extremely strong growth from these sectors.

Looking forward we are maintaining an underweighted position in Japan as compared to the weighting of our benchmark index. The government has now thrown so much money at the economy in the form of fiscal stimulus packages that a tentative economic recovery appears in place. However, substantial risks remain. What we believe to be an overvaluation in the United States is exacerbated by extreme valuations in technology and emerging telecom-munication stocks. The dichotomy in valuing the "old" and "new" economies in the market enables us to find what, in our opinion, are attractive investments in an otherwise unattractive market. In Europe, we believe the weakness of the euro is enhancing valuations and encouraging us to increase our exposure to euro-based companies.

Portfolio Profile
April 30, 2000

Total net assets .............................................      $3.3 million
Inception date ...............................................  October 15, 1997
Asset composition (based on total net assets)
   Common stocks .............................................            96.52%
   Cash equivalents and other net assets .....................             3.48%
Number of holdings ...........................................                65

Top 10 holdings
   1.  Glaxo Wellcome
   2.  Total Fina Class B ADR
   3.  GKN
   4.  Bass
   5.  Cable & Wireless
   6.  Royal Dutch Petroleum
   7.  Telecom Corporation of New Zealand
   8.  Telefonica
   9.  Bayer
   10. Bayerische Vereinsbank

Geographic Composition

United States                         33.40%
United Kingdom                        20.58%
Germany                                7.95%
France                                 7.36%
Australia                              6.22%
Netherlands                            4.54%
Japan                                  4.09%
Hong Kong                              3.02%
Spain                                  2.98%
New Zealand                            2.54%
Belgium                                1.49%
South Africa                           1.29%
Malaysia                               1.06%
Net Cash & Other Assets                3.48%

                              2000 Semiannual Report o Delaware Pooled Trust  21

International Equity:
Extreme Volatility in Equities Overseas
Total Return
Six months ending April 30, 2000
--------------------------------------------------------------------------------
International Equity                                            3.11%
Morgan Stanley Capital International
EAFE Stock Index (net)                                          6.72%
--------------------------------------------------------------------------------

For the six-month period ended April 30, 2000, the International Equity Portfolio rose 3.11%, while the Morgan Stanley Capital International EAFE Stock Index returned 6.72%. The positive returns for both the Portfolio and its index hide a picture of extreme volatility seen since November 1999. As in much of fiscal 1999, the technology, media and telecommunications stocks drove returns. However, led by falls in the U.S., these sectors came under increasing pressure in the middle of March 2000. As a result, we have witnessed a much welcome broadening of the market as investors re-visit the value theme.

In Europe, returns were mixed. The strongest performances over the period came from the technology-driven indices of two countries: Finland, whose main constituent is Nokia, and Sweden for whom Ericsson is a large part. Our Portfolio benefited from exposure to some telecommunications stocks, but with our strong value style we have invested in companies which in our opinion are more reasonably priced such as Telefonica in Spain and Alcatel in France.

In the Pacific, like in other international markets, the technology sector dominated performance. In the "old economies" of Australia and New Zealand, returns were depressed by weak currencies. With continued strong economic growth, we believe that these markets continue to offer attractive value.

The Japanese market returns were supported by a strong rally in the currency in late March. The yen has since given up all of these gains. Against this background, we will continue to maintain an underweighted position in the Japanese market as compared to our benchmark index and an overweighted exposure to the attractively valued United Kingdom and Australian markets.

Portfolio Profile
April 30, 2000

Total net assets .............................................    $856.6 million
Inception date ...............................................  February 4, 1992
Asset composition (based on total net assets)
   Common stocks .............................................            96.49%
   Cash equivalents and other net assets .....................             3.51%
Number of holdings ...........................................                53

Top 10 holdings
   1.  Canon
   2.  National Australia Bank
   3.  BG Group
   4.  Glaxo Wellcome
   5.  Total Fina Class B ADR
   6.  Cable & Wireless
   7.  Blue Circle Industries
   8.  Matsushita Electric Industrial
   9.  Alcatel
   10. Societe Generale

Geographic Composition

United Kingdom                        28.46%
Japan                                 14.66%
Australia                             10.43%
France                                10.04%
Germany                                8.97%
Netherlands                            7.10%
Spain                                  6.31%
Hong Kong                              4.35%
New Zealand                            2.79%
South Africa                           1.78%
Belgium                                1.02%
Malaysia                               0.58%
Net Cash & Other Assets                3.51%

22 Delaware Pooled Trust o 2000 Semiannual Report

Labor Select International Equity:
Seeking Value in the United Kingdom and Australia
Total Return
Six months ending April 30, 2000
--------------------------------------------------------------------------------
Labor Select International Equity                               2.34%
Morgan Stanley Capital International
EAFE Stock Index (net)                                          6.72%
--------------------------------------------------------------------------------

The Labor Select International Equity Portfolio provided a return of 2.34% as compared to the 6.72% return of the Morgan Stanley Capital International EAFE Index over the last six months. As in the last quarter of 1999, technology, media and telecommunications stocks drove returns. In March, however, the sector has come under pressure and we have seen a welcome broadening in the market as investors re-visit the value theme.

In the European markets returns were mixed, with the strongest performances over the quarter coming from the technology-driven indices of two countries: Finland, whose main constituent is Nokia, and Sweden, for whom Ericsson is a large part. The Portfolio benefited from exposure to some technology-related stocks. However, our strong value style has led us to invest in companies which we believe are priced fairly and have comparative business advantages, such as Siemens in Germany. The markets in Europe that lagged the MSCI-EAFE Index were those that had a higher relative exposure to "old economy" stocks such as utilities, financials and pharmaceuticals.

In the Pacific, like in other international markets, the sector theme dominated performance. Australia and New Zealand had returns that were depressed by weak currencies, falling against the U.S. dollar. With continued strong economic growth, we believe these markets will continue to offer attractive values for the remainder of 2000.

Against this background, The Labor Select International Equity Portfolio will seek to maintain an underweighted position in the overvalued Japanese market as compared to our benchmark index, an overweighted exposure to the attractively valued United Kingdom and Australian markets, and an underweighted position overall in Continental Europe, with selected markets overweighted. We remained concerned with the high valuations of many technology companies and will look to be more cautious in that arena over the next six months.

Portfolio Profile
April 30, 2000

Total net assets .............................................    $115.9 million
Inception date ............................................... December 19, 1995
Asset composition (based on total net assets)
   Common stocks .............................................            97.17%
   Cash equivalents and other net assets .....................             2.83%
Number of holdings ...........................................                44

Top 10 holdings
   1.  Total Fina Class B ADR
   2.  Alcatel
   3.  Canon
   4.  National Australia Bank
   5.  Societe Generale
   6.  Eisai
   7.  Glaxo Wellcome
   8.  GKN
   9.  Siemens
   10. Banco Central Hispanoamericano

Geographic Composition

United Kingdom                        29.43%
Japan                                 14.61%
France                                11.82%
Germany                               11.43%
Australia                             11.01%
Netherlands                            7.25%
Spain                                  6.59%
New Zealand                            3.76%
Belgium                                1.27%
Net Cash & Other Assets                2.83%

                              2000 Semiannual Report o Delaware Pooled Trust  23

International Small-Cap:
Seeking Opportunity in the United Kingdom
Total Return
Six months ending April 30, 2000
--------------------------------------------------------------------------------
International Small-Cap Portfolio                              (7.78)%
Salomon Smith Barney Extended
Market Index (ex-U.S.)                                          5.63%
--------------------------------------------------------------------------------

The International Small-Cap Portfolio fell by 7.78% the last six months, while the Salomon Smith Barney Extended Market Index (ex-U.S.), which holds more growth-oriented names than our portfolio, rose 5.63%. January and February proved to be particularly trying months for The International Small-Cap Portfolio as the market's desire for technology, media and telecommunications stocks led to seemingly indiscriminate selling of value stocks. The Portfolio's fortunes improved somewhat in March 2000, however, registering a performance of +1.5% against the Index's rise of 0.4%.

We have made some small adjustments to the positioning of the Portfolio during the last six months. Overweighted allocations have been retained in Germany, France and the Netherlands. In Asia, the portfolio was more heavily invested in the Hong Kong and Singapore equity markets. Market returns over the period were varied, with Denmark, on the one hand, rising significantly, while Singapore, on the other, fell sharply.

The International Small-Cap Portfolio's largest sector weightings for this time period were "old economy" areas: Industrial Machinery, Food, Beverage & Tobacco and Buildings & Materials. The Portfolio had previously benefited from investment in media and technology stocks that met our strict valuation criteria, but in today's markets we believe these opportunities have all but disappeared.

Going forward, we continue our search for undervalued companies. We currently consider the United Kingdom and Japan to offer among the most interesting opportunities, which are being examined by our team. As of April 30th, these two countries represented our largest portfolio weightings of 26.86% and 13.91%, respectively.

Portfolio Profile
April 30, 2000

Total net assets ................................................   $2.8 million
Inception date ..................................................  July 20, 1999
Asset composition (based on total net assets)
   Common stocks ................................................         93.30%
   Cash equivalents and other net assets ........................          6.70%
Number of holdings ..............................................             71

Top 10 holdings
   1.  Takara Printing
   2.  Lindt & Spruengli
   3.  Rexam
   4.  Northern Foods
   5.  Nera
   6.  Body Shop International
   7.  Ludwig Beck
   8.  FAG Kugelfischer Georg Schaefer
   9.  Manitou
   10. Bang & Olufsen Holding Class B

Geographic Composition

United Kingdom                        26.86%
Japan                                 13.91%
France                                11.79%
Germany                               11.40%
Netherlands                            6.95%
Hong Kong                              5.28%
Switzerland                            2.72%
Singapore                              2.66%
Norway                                 2.44%
Denmark                                1.99%
Italy                                  1.57%
New Zealand                            1.10%
Sweden                                 1.07%
Australia                              1.03%
Canada                                 0.97%
Finland                                0.94%
Spain                                  0.62%
Net Cash & Other Assets                6.70%

24  Delaware Pooled Trust o 2000 Semiannual Report

Emerging Markets:
Finding Opportunities in Asia
Total Return
Six months ending April 30, 2000
--------------------------------------------------------------------------------
Emerging Markets                                               12.61%
Morgan Stanley Capital International
Emerging Markets Free (Equity) Index                           13.87%
--------------------------------------------------------------------------------

The strength of the larger markets of Taiwan and India resulted in the Asian region slightly out- performing Latin America and Europe over the last six months. Currency played a bigger part in the cases of the weak markets than the strong ones this quarter, with currency falls affecting about a third of the markets in the MSCI Emerging Markets Free (Equity) Index, and contributing to the poor performance of Greece, Turkey and South Africa.

For the six months ended April 30, 2000, The Emerging Markets Portfolio provided a positive return of 12.61%. The stocks that had the greatest positive impact on the Portfolio were typically those with a technology focus, but which were still attractively valued. We found the majority of these in the Asian region, including India, Taiwan and Thailand. Some of the biggest disappointments were in resource stocks, especially in South Africa, where profit taking set in after very good relative performance in fiscal 1999.

Morgan Stanley Capital International is likely to move Greece from its emerging market index to the developed market index toward the end of the year. Egypt and Morocco will probably enter the emerging market index, and the weightings of China and Taiwan will be increased. In our opinion, these changes will encourage Portfolio rebalancing by some investors and the resulting cash flows will have an influence on market valuations.

In summary, we believe the next six months is likely to produce attractive returns from emerging markets, based on the good outlook for economic growth in the world at large. In our opinion the current valuation discount relative to developed markets is also expected to lend support to these assets. We think regional valuation differentials are narrower than a year ago, so country and stock differentials will become relatively more important.

Portfolio Profile
April 30, 2000

Total net assets ...............................................  $119.5 million
Inception date .................................................  April 14, 1997
Asset composition (based on total net assets)
   Common stocks ...............................................          91.94%
   Cash equivalents and other net assets .......................           8.06%
Number of holdings .............................................              75

Top 10 holdings
   1.  Gerdau Metalurgica
   2.  Petroleo Brasileiro ADR
   3.  Yageo GDR
   4.  Sasol
   5.  Electricity Generating Public
   6.  Sappi
   7.  India Fund
   8.  Telecomunicacoes do Parana
   9.  Iscor
   10. Resorts World

Geographic Composition

Brazil                                19.43%
South  Africa                         12.67%
Malaysia                               7.02%
India                                  6.86%
Thailand                               5.64%
Taiwan                                 4.85%
China                                  4.45%
Mexico                                 4.38%
Israel                                 3.83%
Peru                                   2.73%
Russia                                 2.65%
Chile                                  2.49%
United States                          2.46%
South Korea                            2.01%
Argentina                              1.67%
Hungary                                1.64%
Turkey                                 1.55%
Estonia                                1.43%
Greece                                 1.31%
Other countries                        2.87%
Net Cash & Other Assets                8.06%

                              2000 Semiannual Report o Delaware Pooled Trust  25

Global Fixed Income:
The Market Tone Suffers Worldwide
Total Return
Six months ending April 30, 2000
--------------------------------------------------------------------------------
Global Fixed Income                                            (5.77)%
Salomon Smith Barney World
Government Bond Index                                          (4.35)%
--------------------------------------------------------------------------------

Interest rates around the world have been rising over the last six months and international bond markets have generally suffered as a result. This was also the case for the Global Fixed Income Portfolio, which declined 5.77% during this time period. The Portfolio's benchmark index also provided a negative return, losing 4.35% for the last six months.

In our opinion, interest rates will continue to rise. The Federal Reserve Board has made no dent in demand and the longer it holds off, the higher rates will need to go. The European Central Bank has again raised rates even though Europe's upturn is relatively young; it sees the weak euro producing overly lenient monetary conditions.

In the United Kingdom,we believe that higher rates reflect concern about house prices. But, while monetary policies are being tightened, fiscal policies are actually being eased. The U.S. debate centers on how to distribute the fiscal surplus, while Canada, New Zealand, Australia, France and the United Kingdom have all indicated that enough prudence is enough. Fiscal easing will put a bigger burden on interest rates to control demand.

We see a bigger inflation risk in the United States than in most other countries. We believe the modern U.S. record of over 4% gross national product will top 5% this year. So far, the U.S. has been able to borrow easily, because oil prices have generated petro-dollar surpluses which, short term, have gone to the United States. However, dependence on foreign borrowing makes the dollar unstable and fragile. As a result, we believe the dollar is likely to be weak during the remainder of fiscal 2000, which should benefit U.S. holders of non-dollar, international bonds.

Portfolio Profile
April 30, 2000

Total net assets .............................................    $585.6 million
Inception date ............................................... November 30, 1992
Asset composition (based on total net assets)
   Common stocks .............................................            96.43%
   Cash equivalents and other net assets .....................             3.57%
Number of holdings ...........................................                48

Top 10 holdings
   1.  Deutschland Republic, 6.00% 01/04/07
   2.  U.S. Treasury Notes, 6.00% 07/31/02
   3.  U.S. Treasury Inflation Index Notes, 3.625% 01/15/08
   4.  Portuguese Government, 5.375% 6/23/08
   5.  Kingdom of Belgium, 5.75% 09/28/10
   6.  Republic of Finland, 3.75% 11/12/03
   7.  Government of France, 4.00% 10/25/09
   8.  Deutschland Republic, 6.25% 01/04/24
   9.  Republic of Austria, 4.375% 02/28/02
   10. New Zealand Government, 7.00% 07/15/09

Geographic Composition

United States                         15.62%
Germany                               12.23%
New Zealand                           12.23%
Netherlands                            8.67%
Canada                                 7.31%
Supranational                          5.62%
Australia                              5.29%
Austria                                4.94%
Finland                                4.50%
Portugal                               4.47%
Belgium                                4.24%
France                                 4.17%
Sweden                                 3.95%
Italy                                  1.41%
Norway                                 1.21%
Korea                                  0.57%
Net Cash & Other Assets                3.57%

26  Delaware Pooled Trust o 2000 Semiannual Report

International Fixed Income:
Stormy Bond Market Overseas
Total Return
Six months ending April 30, 2000
--------------------------------------------------------------------------------
International Fixed Income                                     (7.89)%
Salomon Smith Barney Non-U.S.
World Government Bond Index                                    (6.86)%
--------------------------------------------------------------------------------

International bond markets finished the last two months of 1999 in a subdued manner. Markets followed the United States for the most part, which stumbled during the fourth quarter of 1999. January 2000 saw the U.S. bond markets rally, while the trend downward overseas continued into 2000. For the six months ended April 30, 2000, the International Fixed Income Portfolio declined 7.89%. Its benchmark, the Salomon Smith Barney Non-U.S. World Government Bond Index, also dropped for the period but not as far, falling 6.86%.

Interest rates overseas have been rising and higher oil and commodity prices have started to affect consumer price indices, which have also moved higher. We think demand pressure is strong in the majority of Europe, so inflation may soon once again be the problem of the day. We believe, however, that the world economy will improve over the remainder of 2000, probably enough to prevent much of a fall in oil prices, especially as OPEC's production rise looks modest.

In the United Kingdom, we believe higher rates reflect concern about house prices. But, while monetary policies are being tightened, fiscal policies are actually being eased. The U.S. debate is concerned with how to distribute the fiscal surplus, while Canada, New Zealand, Australia, France and the United Kingdom have all indicated that enough prudence is enough. Fiscal easing will put a bigger burden on interest rates to control demand.

Going forward, we will be looking to overweight better value markets, such as New Zealand and Australia. We will also seek values in Europe to take advantage of the depressed level of the euro, which has traded down since its debut in January 1999. We plan to keep the Portfolio's duration somewhat shorter in order to be defensive and underweight the Japanese markets, which we believe are richly valued.

Portfolio Profile
April 30, 2000

Total net assets ...............................................   $80.3 million
Inception date .................................................  April 11, 1997
Asset composition (based on total net assets)
   Common stocks ...............................................          96.14%
   Cash equivalents and other net assets .......................           3.86%
Number of holdings .............................................              39

Top 10 holdings
   1.  Deutschland Republic, 6.00% 01/04/07
   2.  Deutschland Republic, 4.00% 07/04/09
   3.  Kingdom of Belgium, 5.75% 09/28/10
   4.  Government of France, 4.50% 07/12/02
   5.  Japanese Government, 6.70% 06/20/00
   6.  Republic of Finland, 9.50% 03/15/04
   7.  Netherlands Government, 5.75% 02/15/07
   8.  Portugese Government, 5.375% 06/23/08
   9.  New Zealand Government, 7.00% 07/15/09
   10. U.S. Treasury Inflation Index Notes, 3.625% 01/15/08

Geographic Composition


Germany                               24.67%
New Zealand                           11.14%
Netherlands                            9.21%
United States                          5.61%
Canada                                 4.68%
Australia                              4.61%
Belgium                                4.58%
Supranational                          4.56%
France                                 4.51%
Japan                                  4.41%
Finland                                4.31%
Sweden                                 3.95%
Portugal                               3.37%
Austria                                2.25%
United Kingdom                         1.69%
Italy                                  1.57%
Spain                                  1.02%
Net Cash & Other Assets                3.86%

                              2000 Semiannual Report o Delaware Pooled Trust  27

Delaware Pooled Trust: The Large-Cap Value Equity Portfolio
Statement of Net Assets
April 30, 2000
(Unaudited)

                                                          Number        Market
                                                        of Shares       Value
--------------------------------------------------------------------------------
COMMON STOCK: 98.70%

Aerospace and Defense: 1.65%
Boeing                                                    19,400    $   769,938
Textron                                                   11,800        730,863
                                                                    -----------
                                                                      1,500,801
                                                                    -----------

Automobiles and Automotive Parts: 2.92%
General Motors                                            18,300      1,713,338
TRW                                                       16,200        947,700
                                                                    -----------
                                                                      2,661,038
                                                                    -----------

Banking, Finance and Insurance: 23.60%
American General                                          25,000      1,400,000
Aon                                                       55,375      1,498,576
Bank of America                                           38,961      1,909,089
Bank of New York                                          47,800      1,962,788
Block (H&R)                                               25,200      1,053,675
Chase Manhattan                                           19,000      1,369,188
Federal National Mortgage                                 24,600      1,483,688
First Union                                               27,200        867,000
FleetBoston Financial                                     54,100      1,917,169
Hartford Financial Services                               14,400        751,500
Marsh & McLennan                                          18,700      1,843,119
MBNA                                                      50,000      1,328,125
Mellon Financial                                          58,100      1,866,463
Morgan (J.P.)                                             12,000      1,540,500
UnumProvident                                             41,300        702,100
                                                                    -----------
                                                                     21,492,980
                                                                    -----------

Cable, Media, and Publishing: 3.09%
Knight-Ridder                                             18,000        883,125
McGraw-Hill                                               36,800      1,932,000
                                                                    -----------
                                                                      2,815,125
                                                                    -----------

Chemicals: 2.08%
Dow Chemical                                               8,200        926,600
PPG Industries                                            13,300        723,188
Praxair                                                    5,600        248,850
                                                                    -----------
                                                                      1,898,638
                                                                    -----------

Computers and Technology: 2.60%
Pitney Bowes                                              32,200      1,316,175
Xerox                                                     39,700      1,049,569
                                                                    -----------
                                                                      2,365,744
                                                                    -----------

                                                           Number       Market
                                                         of Shares      Value
--------------------------------------------------------------------------------
Consumer Products: 5.91%
Avon Products                                             38,000    $ 1,577,000
Clorox                                                    38,200      1,403,850
Kimberly-Clark                                            25,600      1,486,400
Minnesota Mining & Manufacturing
                                                          10,600        916,900
                                                                    -----------
                                                                      5,384,150
                                                                    -----------

Electronics and Electrical Equipment: 1.39%
Eaton                                                      8,700        730,800
Rockwell International                                    13,600        535,500
                                                                    -----------
                                                                      1,266,300
                                                                    -----------

Energy: 12.55%
Baker Hughes                                              30,700        976,644
Chevron                                                   20,400      1,736,550
Conoco Class B                                            59,685      1,484,664
El Paso Energy                                            44,300      1,882,750
Exxon Mobil                                               23,104      1,794,892
Royal Dutch Petroleum                                     30,500      1,749,938
Sunoco                                                    24,000        727,500
Williams                                                  29,000      1,082,063
                                                                    -----------
                                                                     11,435,001
                                                                    -----------

Food, Beverage and Tobacco: 7.12%
Anheuser Busch                                            16,600      1,171,338
Bestfoods                                                 31,000      1,557,750
General Mills                                             26,200        953,025
Heinz (H.J.)                                              20,950        712,300
Nabisco Group Holdings                                    47,700        614,138
PepsiCo                                                   40,200      1,474,838
                                                                    -----------
                                                                      6,483,389
                                                                    -----------

Healthcare and Pharmaceuticals: 9.24%
Abbott Laboratories                                       28,500      1,095,469
American Home Products                                    30,400      1,708,100
AstraZeneca ADR                                           23,300        981,513
Baxter International                                      27,200      1,771,400
Bristol-Myers Squibb                                      20,700      1,085,456
Glaxo Wellcome ADR                                        14,200        891,938
Pharmacia & Upjohn                                        17,731        885,442
                                                                    -----------
                                                                      8,419,318
                                                                    -----------

Industrial Machinery: 2.38%
Caterpillar                                               21,200        836,075
Deere & Co.                                               33,000      1,332,375
                                                                    -----------
                                                                      2,168,450
                                                                    -----------

28  Delaware Pooled Trust o 2000 Semiannual Report

                                                           Number       Market
                                                         of Shares      Value
--------------------------------------------------------------------------------
Leisure, Lodging and Entertainment: 0.78%
Viad                                                      28,000    $   710,500
                                                                    -----------
                                                                        710,500
                                                                    -----------

Metals and Mining: 2.96%
Alcan Aluminum                                            45,300      1,483,575
Alcoa                                                     18,700      1,213,163
                                                                    -----------
                                                                      2,696,738
                                                                    -----------

Paper and Forest Products: 3.42%
International Paper                                       37,375      1,373,531
Weyerhaeuser                                              32,500      1,736,719
                                                                    -----------
                                                                      3,110,250
                                                                    -----------

Retail: 1.06%
Albertson's                                               29,600        963,850
                                                                    -----------
                                                                        963,850
                                                                    -----------

Telecommunications: 9.64%
ALLTEL                                                    26,400      1,758,900
A T & T                                                   33,950      1,585,041
Cable & Wireless ADR                                      39,400      1,945,375
GTE                                                       24,500      1,659,874
SBC Communications                                        41,752      1,829,260
                                                                    -----------
                                                                      8,778,450
                                                                    -----------

Transportation and Shipping: 0.69%
CSX                                                       30,100        630,219
                                                                    -----------
                                                                        630,219
                                                                    -----------

Utilities: 5.62%
Columbia Energy Group                                     15,300        960,075
Dominion Resources                                        28,800      1,296,000
Duke Energy                                               17,800      1,023,500
PG&E                                                      27,400        710,688
Texas Utilities                                           33,400      1,125,163
                                                                    -----------
                                                                      5,115,426
                                                                    -----------
--------------------------------------------------------------------------------
Total Common Stock: 98.70%
(cost $89,992,834)                                                   89,896,367
================================================================================

                                                        Principal
                                                          Amount
REPURCHASE AGREEMENTS: 1.26%

With Chase Manhattan
   5.68% 5/1/00 (dated
   4/28/00, collateralized
   by $395,000 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $375,030)                                       $366,000       366,000

                                                         Principal       Market
                                                           Amount         Value
--------------------------------------------------------------------------------
With J.P. Morgan Securities
   5.70% 5/1/00 (dated
   4/28/00, collateralized
   by $272,000 U.S.
   Treasury Notes 5.875%
   due 10/31/01, market
   value $277,321 and
   $118,000 U.S.
   Treasury Notes 6.25%
   due 10/31/01, market
   value $121,321)                                       $390,500      $390,500
With PaineWebber
   5.70% 5/1/00 (dated
   4/28/00, collateralized
   by $19,000 U.S.
   Treasury Notes 4.50%
   due 1/31/01, market
   value $18,698 and
   $252,000 U.S.
   Treasury Notes 5.50%
   due 7/31/01, market
   value $251,878 and
   $123,000 U.S.
   Treasury Notes 7.25%
   due 8/15/01, market
   value $128,224)                                        390,500       390,500
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $1,147,000)                                                     1,147,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 99.96%
(COST $91,139,834)                                                  $91,043,367
================================================================================
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES: 0.04%                                             39,181
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   6,733,003 SHARES
   OUTSTANDING; EQUIVALENT TO
   $13.53 PER SHARE: 100.00%                                       $ 91,082,548
================================================================================

COMPONENTS OF NET ASSETS
   AT APRIL 30, 2000:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization-no par)                                $102,256,387
Undistributed net investment income                                     446,829
Accumulated net realized loss on
   investments                                                      (11,524,201)
Net unrealized depreciation of
   investments                                                          (96,467)
--------------------------------------------------------------------------------
Total net assets                                                   $ 91,082,548
================================================================================
ADR = American Depository Receipt
See accompanying notes


                              2000 Semiannual Report o Delaware Pooled Trust  29

Delaware Pooled Trust: The Equity Income Portfolio
Statement of Net Assets
April 30, 2000
(Unaudited)

                                                         Number of      Market
                                                          Shares        Value
--------------------------------------------------------------------------------
COMMON STOCK: 83.89%

Aerospace and Defense: 0.72%
Boeing                                                    19,400     $   769,938
                                                                     -----------
                                                                         769,938
                                                                     -----------

Automobiles and Automotive Parts: 3.64%
General Motors                                            21,500       2,012,938
Textron                                                   12,800         792,800
TRW                                                       18,500       1,082,250
                                                                     -----------
                                                                       3,887,988
                                                                     -----------

Banking, Finance and Insurance: 16.73%
American General                                          27,300       1,528,800
AON                                                       53,300       1,442,431
Bank of America                                           35,000       1,715,000
Bank of New York                                          46,200       1,897,088
Chase Manhattan                                           17,600       1,268,300
Federal National Mortgage                                 23,700       1,429,406
First Union                                               36,200       1,153,875
FleetBoston Financial                                     53,500       1,895,906
Marsh and McLennan                                        20,600       2,030,388
MBNA                                                      38,100       1,012,031
Mellon Financial                                          53,200       1,709,043
Morgan (J.P.)                                              6,200         795,925
                                                                     -----------
                                                                      17,878,193
                                                                     -----------

Cable, Media and Publishing: 2.72%
Knight-Ridder                                              7,500         367,969
McGraw-Hill                                               48,300       2,535,750
                                                                     -----------
                                                                       2,903,719
                                                                     -----------

Chemicals: 3.40%
Dow Chemical                                               9,200       1,039,600
duPont (E.I.) deNemours                                   12,198         578,643
Imperial Chemical ADR                                     50,800       1,765,300
Praxair                                                    5,600         248,850
                                                                     -----------
                                                                       3,632,393
                                                                     -----------

Computers and Technology: 3.10%
Pitney Bowes                                              55,100       2,252,213
Xerox                                                     40,000       1,057,500
                                                                     -----------
                                                                       3,309,713
                                                                     -----------

                                                         Number of      Market
                                                          Shares        Value
--------------------------------------------------------------------------------
Consumer Products: 5.45%
Avon Products                                             29,200     $ 1,211,800
Clorox                                                    35,900       1,319,325
Kimberly-Clark                                            39,000       2,264,438
Minnesota Mining &
   Manufacturing                                          11,900       1,029,350
                                                                     -----------
                                                                       5,824,913
                                                                     -----------

Electronics and Electrical Equipment: 2.28%
Eaton                                                     22,400       1,881,600
Rockwell International                                    14,000         551,250
                                                                     -----------
                                                                       2,432,850
                                                                     -----------

Energy: 11.75%
Baker Hughes                                              57,300       1,822,856
Chevron                                                   25,100       2,136,638
Conoco Class B                                            59,020       1,468,123
El Paso Energy                                            45,500       1,933,750
Exxon Mobil                                               27,091       2,104,632
Royal Dutch Petroleum                                     38,000       2,180,250
Williams                                                  24,300         906,694
                                                                     -----------
                                                                      12,552,943
                                                                     -----------

Food, Beverage and Tobacco: 6.01%
Anheuser Busch                                            28,600       2,018,088
Bestfoods                                                 26,200       1,316,550
General Mills                                             31,800       1,156,725
PepsiCo                                                   52,600       1,929,763
                                                                     -----------
                                                                       6,421,126
                                                                     -----------

Healthcare and Pharmaceuticals: 8.13%
Abbott Laboratories                                       17,500         672,656
American Home Products                                    32,100       1,803,619
AstraZeneca ADR                                           26,600       1,120,525
Baxter International                                      25,000       1,628,125
Bristol-Myers Squibb                                      26,500       1,389,594
Glaxo Wellcome ADR                                        16,200       1,017,563
Pharmacia                                                 21,182       1,057,776
                                                                     -----------
                                                                       8,689,858
                                                                     -----------

Industrial Machinery: 2.05%
Caterpillar                                               19,600         772,975
Deere & Co.                                               35,100       1,417,163
                                                                     -----------
                                                                       2,190,138
                                                                     -----------

Metals and Mining: 2.55%
Alcan Aluminum                                            31,400       1,028,350
Alcoa                                                     26,200       1,699,725
                                                                     -----------
                                                                       2,728,075
                                                                     -----------



30 Delaware Pooled Trust o 2000 Semiannual Report

                                                         Number of      Market
                                                          Shares        Value
--------------------------------------------------------------------------------
Paper and Forest Products: 3.15%
International Paper                                       44,700     $ 1,642,725
Weyerhaeuser                                              32,300       1,726,031
                                                                     -----------
                                                                       3,368,756
                                                                     -----------

Telecommunications: 6.98%
ALLTEL                                                    24,100       1,605,663
A T & T                                                   30,500       1,423,969
Cable & Wireless ADR                                      19,300         952,938
GTE                                                       24,900       1,686,975
SBC Communications                                        40,929       1,793,202
                                                                     -----------
                                                                       7,462,747
                                                                     -----------

Utilities: 5.23%
Dominion Resources                                        29,900       1,345,500
Duke Energy                                               21,000       1,207,500
PG&E                                                      44,100       1,143,844
Texas Utilities                                           56,300       1,896,606
                                                                     -----------
                                                                       5,593,450
                                                                     -----------

--------------------------------------------------------------------------------
Total Common Stock
(cost $92,058,942 )                                                   89,646,800
================================================================================

WARRANTS: 0.00%
Worldwide Flight                                             400             400
--------------------------------------------------------------------------------
Total Warrants
(cost $3,901)                                                                400
================================================================================

                                                       Principal
                                                        Amount
--------------------------------------------------------------------------------
CORPORATE BONDS: 12.45%

Automobiles and Automotive Parts: 0.38%
Gentek
11.00% 8/1/09                                        $   400,000         407,000
                                                                     -----------
                                                                         407,000
                                                                     -----------

Banking, Finance and Insurance: 0.36%
Loomis Fargo
10.00% 1/15/04                                           400,000         388,000
                                                                     -----------
                                                                         388,000
                                                                     -----------

Buildings and Materials: 0.31%
Republic Group
9.50% 7/15/08                                            400,000         326,000
                                                                     -----------
                                                                         326,000
                                                                     -----------

Cable, Media and Publishing: 2.07%
Adelphia Communications
9.375% 11/15/09                                          200,000         188,000
American Lawyer Media
9.75% 12/15/07                                           400,000         378,000
American Media Operation

                                                      Principal          Market
                                                        Amount           Value
--------------------------------------------------------------------------------
10.25% 5/1/09                                        $  125,000       $  118,750
Century Communications
8.875% 1/15/07                                          200,000          186,000
Charter Communications
8.625% 4/1/09                                           200,000          175,750
Classic Cable
10.50% 3/1/10                                           400,000          396,000
Echostar
9.25% 2/1/06                                            200,000          195,000
Sinclair Broadcast Group
10.00% 9/30/05                                          400,000          383,500
Telewest Communications
9.625% 10/1/06                                          200,000          193,000
                                                                     -----------
                                                                       2,214,000
                                                                     -----------

Chemicals: 0.73%
Avecia Group
11.00% 7/1/09                                           200,000          204,000
Huntsman
9.50% 7/1/07                                            200,000          183,000
Lyondell Chemical
9.625% 5/1/07                                           200,000          197,750
10.875% 5/1/09                                          200,000          198,500
                                                                     -----------
                                                                         783,250
                                                                     -----------

Consumer Products: 0.39%
Avis Rent A Car
11.00% 5/1/09                                           200,000          209,500
Buhrmann
12.25% 11/1/09                                          200,000          206,000
                                                                     -----------
                                                                         415,500
                                                                     -----------

Energy: 0.55%
HS Resources
9.25% 11/15/06                                          200,000          196,500
Plains Resources
10.25% 3/15/06                                          400,000          394,000
                                                                     -----------
                                                                         590,500
                                                                     -----------

Environmental Services: 0.13%
Allied Waste North America
10.00% 8/1/09                                           200,000          136,500
                                                                     -----------
                                                                         136,500
                                                                     -----------

Food, Beverage and Tobacco: 1.37%
AFC Enterprises
10.25% 5/15/07                                          400,000          392,000
Canandaigua Brands
8.50% 3/1/09                                            400,000          368,000
Chiquita Brands
10.00% 6/15/09                                          400,000          324,000
National Wine and Spirits
10.125% 1/15/09                                         400,000          384,000
                                                                     -----------
                                                                       1,468,000
                                                                     -----------


                               2000 Semiannual Report o Delaware Pooled Trust 31

                                                        Principal        Market
                                                         Amount          Value
--------------------------------------------------------------------------------
Healthcare and Pharmaceuticals: 0.36%
Tenet Healthcare
8.625% 1/15/07                                         $  400,000    $   385,500
                                                                     -----------
                                                                         385,500
                                                                     -----------

Industrial Machinery: 0.99%
National Equipment
10.00% 11/30/04                                           400,000        362,000
Neff
10.25% 6/1/08                                             400,000        330,000
United Rentals
9.25% 1/15/09                                             400,000        363,000
                                                                     -----------
                                                                       1,055,000
                                                                     -----------

Leisure, Lodging and Entertainment: 1.75%
Bally Total Fitness
9.875% 10/15/07                                           400,000        368,000
Cinemark USA Series C
9.625% 8/1/08                                             800,000        540,000
Hollywood Casino
11.25% 5/1/07                                             200,000        204,000
Hollywood Park
9.25% 2/15/07                                             200,000        200,000
Park Place Entertainment
7.875% 12/15/05                                           200,000        186,500
Town Sports International
9.75% 10/15/04                                            400,000        374,000
                                                                     -----------
                                                                       1,872,500
                                                                     -----------

Metals and Mining: 0.54%
Kaiser Aluminum and Chemical
9.875% 2/15/02                                            400,000        390,000
P and L Coal Holdings
8.875% 5/15/08                                            200,000        183,500
                                                                     -----------
                                                                         573,500
                                                                     -----------

Packaging and Containers: 0.33%
Portola Packaging
10.75% 10/1/05                                            400,000        350,000
                                                                     -----------
                                                                         350,000
                                                                     -----------

Telecommunications: 1.18%
Global Crossing
9.625% 5/15/08                                            200,000        197,000
Intermedia Communications
9.50% 3/1/09                                              200,000        193,000
Level 3 Communications
9.125% 5/1/08                                             200,000        175,000
*  Nextel Communications
10.65% 9/15/07                                            200,000        152,500
Psinet
11.00% 8/1/09                                             200,000        177,000

                                         Principal        Market
                                           Amount         Value
-----------------------------------------------------------------
RCN
10.00% 10/15/07                         $   400,000   $   361,000
                                                      -----------
                                                        1,255,500
                                                      -----------

Transportation and Shipping: 0.69%
Atlas Air
9.375% 11/15/06                             400,000       382,000
Worldwide Flight
12.25% 8/15/07                              400,000       358,000
                                                      -----------
                                                          740,000
                                                      -----------

Miscellaneous: 0.32%
Iron Mountain
8.125% 5/15/08                              400,000       347,000
                                                      -----------
                                                          347,000
                                                      -----------

-----------------------------------------------------------------
Total Corporate Bonds
(cost $14,363,419)                                     13,307,750
=================================================================

REPURCHASE AGREEMENTS: 3.74%

With Chase Manhattan
   5.68% 5/1/00 (dated
   4/28/00, collateralized
   by $1,377,000 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $1,306,882)                      1,274,000     1,274,000
With J.P. Morgan Securities
   5.70% 5/1/00 (dated
   4/28/00, collateralized
   by $949,000 U.S.
   Treasury Notes 5.875%
   due 10/31/01, market
   value $966,391 and
   $413,000 U.S.
   Treasury Notes 6.25%
   due 10/31/01, market
   value $422,768)                        1,361,000     1,361,000
With PaineWebber
   5.70% 5/1/00 (dated
   4/28/00, collateralized
   by $65,000 U.S.
   Treasury Notes 4.50%
   due 1/31/01,
   market value $65,158 and
   $878,000 U.S. Treasury
   Notes 5.50% due 7/31/01,
   market value $877,732
   and $430,000 U.S. Treasury
   Notes 7.25% due 8/15/04,
   market value $446,826)                 1,362,000     1,362,000
-----------------------------------------------------------------
Total Repurchase Agreements
(cost $3,997,000)                                       3,997,000
=================================================================


32 Delaware Pooled Trust o 2000 Semiannual Report

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 100.08%
(cost $110,423,262)                                                 $106,951,950
================================================================================

--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS: (0.08%)                                            (86,397)
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   14,449,684 SHARES
   OUTSTANDING; EQUIVALENT TO
   $7.40 PER SHARE: 100.00%                                         $106,865,553
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT APRIL 30, 2000:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization-no par)                                 $126,965,320
Undistributed net investment income                                    1,165,552
Accumulated net realized loss on
   investments                                                      (17,794,007)
Net unrealized depreciation of
   investments                                                       (3,471,312)
--------------------------------------------------------------------------------
Total net assets                                                    $106,865,553
================================================================================

ADR = American Depository Receipt

* Zero coupon security as of April 30, 2000. The coupon shown is the step-up rate.

See accompanying notes

Delaware Pooled Trust:
The Core Equity Portfolio
Statement of Net Assets
April 30, 2000
(Unaudited)

                                                      Number         Market
                                                    of Shares        Value
---------------------------------------------------------------------------
COMMON STOCK: 93.50%

Aerospace and Defense: 2.08%
United Technologies                                    700         $ 43,531
                                                                   --------
                                                                     43,531
                                                                   --------

Banking, Finance and Insurance: 16.10%
American International Group                           325           35,648
Bank of New York                                       800           32,850
Citigroup                                              800           47,550
Federal Home Loan                                    1,200           55,125
FleetBoston Financial                                1,600           56,700
MBNA                                                 2,000           53,125
UnionBanCal                                            700           19,381
Wells Fargo                                            900           36,956
                                                                   --------
                                                                    337,335
                                                                   --------

Cable, Media and Publishing: 3.23%
Gannett                                                600           38,325
Knight-Ridder                                          600           29,438
                                                                   --------
                                                                     67,763
                                                                   --------

Chemicals: 2.70%
Avery Dennison                                         500           32,812
Pharmacia                                              476           23,770
                                                                   --------
                                                                     56,582
                                                                   --------

 Computers and Technology: 7.69%
*CGS Systems International                             700           32,288
 Compaq Computer                                       800           23,400
 Computer Associates International                     500           27,906
*Gateway                                               300           16,575
 International Business Machines                       400           44,650
 Pitney Bowes                                          400           16,350
                                                                   --------
                                                                    161,169
                                                                   --------

 Consumer Products: 1.61%
 Black & Decker                                        800           33,650
                                                                   --------
                                                                     33,650
                                                                   --------

 Electronics and Electrical Equipment: 11.57%
*Atmel                                                 300           14,681
 General Electric                                      200           31,450
 Honeywell International                             1,012           56,672
*Integrated Device Technology                          800           38,450
 Intel                                                 400           50,725


                               2000 Semiannual Report o Delaware Pooled Trust 33

                                                  Number        Market
                                                 of Shares      Value
----------------------------------------------------------------------
*National Semiconductor                             200       $ 12,150
 Symbol Technologies                                500         27,875
 Teleflex                                           300         10,369
                                                              --------
                                                               242,372
                                                              --------

 Energy: 11.86%
 Amerada Hess                                       300         19,087
 Anadarko Petroleum                                 700         30,406
 Coastal                                            800         40,150
 Halliburton                                        500         22,094
*Nabors Industries                                  500         19,719
 Schlumberger Limited                               500         38,281
 Shell Transport & Trading                          500         24,125
 Tosco                                            1,100         35,269
 Unocal                                             600         19,388
                                                              --------
                                                               248,519
                                                              --------

 Environmental Services: 0.75%
 Ecolab                                             400         15,625
                                                              --------
                                                                15,625
                                                              --------

 Food, Beverage and Tobacco: 2.69%
 Bestfoods                                          500         25,125
*Suiza Foods                                        800         31,150
                                                              --------
                                                                56,275
                                                              --------

 Healthcare and Pharmaceuticals: 10.88%
 American Home Products                             800         44,950
 Biomet                                             900         32,119
 Bristol-Myers Squibb                               700         36,706
 Cardinal Health                                    400         22,025
 Johnson & Johnson                                  500         41,250
*Sybron International                             1,200         37,350
*Watson Pharmaceutical                              300         13,481
                                                              --------
                                                               227,881
                                                              --------

 Industrial Machinery: 1.82%
 Pentair                                          1,000         38,250
                                                              --------
                                                                38,250
                                                              --------

 Leisure, Lodging and Entertainment: 2.54%
 Viad                                             2,100         53,288
                                                              --------
                                                                53,288
                                                              --------

 Metals and Mining: 0.63%
 Reynolds Metals                                    200         13,300
                                                              --------
                                                                13,300
                                                              --------

 Retail: 5.60%
 Circuit City Stores                                600         35,288
*Kroger                                           1,900         35,269

                                                  Number          Market
                                                 of Shares        Value
------------------------------------------------------------------------
 Lowe's                                               500     $   24,750
 Wal-Mart Stores                                      400         22,150
                                                              ----------
                                                                 117,457
                                                              ----------

 Telecommunications: 10.09%
 ALLTEL                                               700         46,637
 AT&T                                                 900         42,019
 GTE                                                  600         40,650
 Motorola                                             100         11,906
 SBC Communications                                 1,100         48,194
*Tellabs                                              400         21,925
                                                              ----------
                                                                 211,331
                                                              ----------

 Utilities: 1.66%
 Columbia Energy Group                                300         18,825
 Unicom                                               400         15,900
                                                              ----------
                                                                  34,725
                                                              ----------

------------------------------------------------------------------------
Total Common Stock
(cost $1,865,097)                                              1,959,053
========================================================================

Convertible Preferred Stock: 1.53%
Sealed Air                                            600         32,100
------------------------------------------------------------------------
Total Convertible Preferred Stock
(cost $25,811)                                                    32,100
========================================================================

                                               Principal
                                                 Amount
                                               ---------
Repurchase Agreements: 5.77%

With Chase Manhattan
   5.68% 5/1/00 (dated
   4/28/00, collateralized
   by $42,000 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $39,562)                                $ 38,600         38,600
With J.P. Morgan Securities
   5.70% 5/1/00 (dated
   4/28/00, collateralized
   by $29,000 U.S.
   Treasury Notes 5.875%
   due 10/31/01, market
   value $29,255 and
   $12,000 U.S.
   Treasury Notes 6.25%
   due 10/31/01, market
   value $12,798)                                  41,200         41,200



34 Delaware Pooled Trust o 2000 Semiannual Report

                                                 Principal       Market
                                                  Amount         Value
------------------------------------------------------------------------
With PaineWebber
   5.70% 5/1/00 (dated
   4/28/00, collateralized
   by $2,000 U.S.
   Treasury Notes 4.50%
   due 1/31/01, market
   value $1,973 and
   $27,000 U.S.
   Treasury Notes 5.50%
   due 7/31/01, market
   value $26,571 and
   $13,000 U.S.
   Treasury Notes 7.25%
   due 8/15/01, market
   value $13,527)                             $    41,200    $    41,200
------------------------------------------------------------------------
Total Repurchase Agreements
(cost $121,000)                                                  121,000
========================================================================

------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 100.80%
(COST $2,011,908)                                            $ 2,112,153
========================================================================

------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS: (0.80%)                                    (16,846)
========================================================================

------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   237,865 SHARES
   OUTSTANDING; EQUIVALENT TO
   $8.81 PER SHARE: 100.00%                                  $ 2,095,307
========================================================================

------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT APRIL 30, 2000:
------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization-no par)                          $ 2,073,448
Undistributed net investment income                                6,259
Accumulated net realized loss on
   investments                                                  (84,645)
Net unrealized appreciation of
   investments                                                   100,245
------------------------------------------------------------------------
Total net assets                                             $ 2,095,307
========================================================================

* Non-income producing security for the period ended April 30, 2000.

See accompanying notes

Delaware Pooled Trust:
The Select Equity Portfolio
Statement of Net Assets
April 30, 2000
(Unaudited)

                                                    Number       Market
                                                  of Shares      Value
------------------------------------------------------------------------
COMMON STOCK: 101.29%

 Banking, Finance, and Insurance: 15.57%
 Chase Manhattan                                     1,500      $108,094
 Citigroup                                           1,800       106,987
 Merrill Lynch                                       1,100       112,131
                                                                --------
                                                                 327,212
                                                                --------

 Cable, Media, and Publishing: 10.36%
*AT & T Liberty Media Class A                        2,200       109,863
 Time Warner                                         1,200       107,925
                                                                --------
                                                                 217,788
                                                                --------

 Computers and Technology: 10.19%
*Citrix Systems                                      1,800       109,912
*Yahoo                                                 800       104,200
                                                                --------
                                                                 214,112
                                                                --------

 Consumer Products: 4.94%
 Minnesota Mining &
   Manufacturing                                     1,200       103,800
                                                                --------
                                                                 103,800
                                                                --------

 Electronics and Electrical Equipment: 14.92%
 General Electric                                      700       110,075
 Symbol Technologies                                 1,900       105,925
 Texas Instruments                                     600        97,725
                                                                --------
                                                                 313,725
                                                                --------

 Energy: 4.80%
 Exxon Mobil                                         1,300       100,994
                                                                --------
                                                                 100,994
                                                                --------

 Healthcare and Pharmaceuticals: 10.00%
 Bristol-Myers Squibb                                2,000       104,875
 Pfizer                                              2,500       105,313
                                                                --------
                                                                 210,188
                                                                --------

 Industrial Machinery: 5.14%
 Ingersoll-Rand                                      2,300       107,956
                                                                --------
                                                                 107,956
                                                                --------

 Metals and Mining: 5.06%
 Reynolds Metals                                     1,600       106,400
                                                                --------
                                                                 106,400
                                                                --------



                               2000 Semiannual Report o Delaware Pooled Trust 35

                                                            Number     Market
                                                          of Shares    Value
-----------------------------------------------------------------------------
 Telecommunications: 20.31%
 BCE                                                          900    $103,275
 Lucent Technologies                                        1,700     105,719
*Nextel Communications                                      1,000     109,437
*QUALCOMM                                                   1,000     108,438
                                                                    ---------
                                                                      426,869
                                                                    ---------

-----------------------------------------------------------------------------
Total Common Stock
(cost $2,080,457)                                                   2,129,044
=============================================================================

                                                         Principal
                                                           Amount
-----------------------------------------------------------------------------

REPURCHASE AGREEMENTS: 0.19%

With Chase Manhattan
   5.68% 5/1/00 (dated
   4/28/00, collateralized
   by $1,400 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $1,308)                                           $1,276       1,276
With J.P. Morgan Securities
   5.70% 5/1/00 (dated
   4/28/00, collateralized
   by $1,000 U.S.
   Treasury Notes 5.875%
   due 10/31/01, market
   value $967 and $400 U.S.
   Treasury Notes 6.25%
   due 10/31/01, market
   value $423)                                              1,362       1,362
With PaineWebber
   5.70% 5/1/00 (dated
   4/28/00, collateralized
   by $100 U.S.
   Treasury Notes 4.50%
   due 1/31/01, market
   value $65 and $900 U.S.
   Treasury Notes 5.50%
   due 7/31/01, market
   value $878 and $400 U.S.
   Treasury Notes 7.25%
   due 8/15/01, market
   value $447)                                              1,362       1,362
-----------------------------------------------------------------------------
Total Repurchase Agreements
(cost $4,000)                                                           4,000
=============================================================================

-----------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 101.48%
(COST $2,084,457)                                                  $2,133,044
=============================================================================

-----------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS: (1.48%)                                         (31,030)
=============================================================================

-----------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   235,295 SHARES
   OUTSTANDING; EQUIVALENT TO
   $8.93 PER SHARE: 100.00%                                        $2,102,014
=============================================================================

-----------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT APRIL 30, 2000:
-----------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization-no par)                                $1,804,806
Undistributed net investment loss                                       (109)
Accumulated net realized gain on
   investments                                                        248,730
Net unrealized appreciation of
   investments                                                         48,587
-----------------------------------------------------------------------------
Total net assets                                                   $2,102,014
=============================================================================

* Non-income producing security for the period ended April 30, 2000.

See accompanying notes


36 Delaware Pooled Trust o 2000 Semiannual Report

Delaware Pooled Trust: The All-Cap Growth Equity Portfolio
Statement of Net Assets
April 30, 2000
(Unaudited)

                                                        Number       Market
                                                       of Shares     Value
----------------------------------------------------------------------------
 COMMON STOCK: 28.80%

 Banking, Finance and Insurance: 1.36%
*FleetBoston Financial                                      800    $ 28,350
*Merrill Lynch & Company                                    500      50,969
*Zions Bancorp                                            1,300      53,950
                                                                   --------
                                                                    133,269
                                                                   --------

 Business Services: 3.41%
*First Data                                               1,300      63,294
*S1                                                       5,000     271,563
                                                                   --------
                                                                    334,857
                                                                   --------

 Cable, Media and Publishing: 2.03%
*AT&T-Liberty Media Class A                                 100       4,994
*Clear Channel Communications                             2,700     194,400
                                                                   --------
                                                                    199,394
                                                                   --------

 Computers and Technology: 5.64%
*Digital Island                                             600      20,925
*Extreme Networks                                         2,400     138,300
*InterNap Network Services                                  200       7,700
*NetIQ                                                      600      22,050
*Peregrine Systems                                        9,200     221,375
*Sun Microsystems                                           600      55,163
*VeriSign                                                   400      55,750
*VERITAS Software                                           300      32,180
                                                                   --------
                                                                    553,443
                                                                   --------

 Consumer Products: 1.79%
*Gemstar International Group
 Limited                                                  3,800     175,750
                                                                   --------
                                                                    175,750
                                                                   --------

 Electronics and Electrical Equipment: 4.65%
*Altera                                                     300      30,675
*Applied Materials                                          300      30,544
*E-Tek Dynamics                                             200      40,950
*Globespan                                                2,000     190,000
*JDS Uniphase                                               700      72,625
*Maxim Integrated Products                                  400      25,925
*PMC-Sierra                                                 300      57,563
*Sycamore Networks                                          100       7,850
                                                                   --------
                                                                    456,132
                                                                   --------

 Healthcare & Pharmaceuticals: 3.58%
*Genentech                                                3,000     351,000
                                                                   --------
                                                                    351,000
                                                                   --------

                                                        Number       Market
                                                       of Shares     Value
---------------------------------------------------------------------------
 LEISURE, LODGING AND ENTERTAINMENT: 0.38%
*Brinker International                                      500     $15,938
*P.F. Chang's China Bistro                                  600      21,000
                                                                   --------
                                                                     36,938
                                                                   --------

 Retail: 3.15%
*Home Depot                                                 600      33,638
*Limited                                                  4,100     185,269
*Starbucks                                                1,300      39,305
*Walgreen                                                 1,800      50,625
                                                                   --------
                                                                    308,837
                                                                   --------

 Telecommunications: 2.81%
*Amdocs Limited                                             700      47,381
*AT&T Wireless Group                                      1,000      31,813
*NEXTEL Communications                                    1,800     196,988
                                                                   --------
                                                                    276,182
                                                                   --------

Total Common Stock
(cost $2,752,158)                                                 2,825,802
                                                                  =========

                                                       Principal
                                                         Amount
--------------------------------------------------------------------------------
Repurchase Agreements: 84.81%

With Chase Manhattan
   5.68% 5/1/00 (dated
   4/28/00, collateralized
   by $2,867,000 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $2,720,355)                                   $2,654,000   2,654,000
With J.P. Morgan Securities
   5.70% 5/1/00 (dated
   4/28/00, collateralized
   by $1,976,000 U.S.
   Treasury Notes 5.875%
   due 10/31/01, market
   value $2,011,602 and
   $859,000 U.S.
   Treasury Notes 6.25%
   due 10/31/01, market
   value $880,018)                                      2,833,000   2,833,000



                               2000 Semiannual Report o Delaware Pooled Trust 37

                                                       Principal         Market
                                                         Amount          Value
--------------------------------------------------------------------------------
With PaineWebber 5.70%
   5/1/00 (dated 4/28/00,
   collateralized by
   $136,000 U.S.
   Treasury Notes 4.50%
   due 1/31/01, market
   value $135,631 and
   $1,828,000 U.S.
   Treasury Notes 5.50%
   due 7/31/01, market
   value $1,827,052 and
   $895,000 U.S.
   Treasury Notes 7.25%
   due 8/15/01, market
   value $930,096)                                     $2,833,000    $ 2,833,000

--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $8,320,000)                                                      8,320,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 113.61%
(COST $11,072,158)                                                   $11,145,802
================================================================================

--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS: (13.61%)                                        (1,335,612)
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   1,154,859 SHARES
   OUTSTANDING; EQUIVALENT TO
   $8.49 PER SHARE: 100.00%                                          $ 9,810,190
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT APRIL 30, 2000:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization-no par)                                  $ 9,721,620
Undistributed net investment income                                       18,116
Accumulated net realized loss on
   investments                                                           (3,190)
Net unrealized appreciation of
   investments                                                            73,644
--------------------------------------------------------------------------------
Total net assets                                                     $ 9,810,190
================================================================================
* Non-income producing security for the period ended April 30, 2000.

See accompanying notes

Delaware Pooled Trust:
The Mid-Cap Growth Equity Portfolio
Statement of Net Assets
April 30, 2000
(Unaudited)

                                                     Number      Market
                                                   of Shares     Value
-----------------------------------------------------------------------
 COMMON STOCK: 100.21%

 Banking, Finance and Insurance: 5.26%
*Compucredit                                         3,500   $  114,844
 Heller Financial                                    5,000       97,187
 Zions Bancorp                                       3,300      136,950
                                                             ----------
                                                                348,981
                                                             ----------

 Business Services: 8.77%
 Cintas                                              3,350      132,744
*Convergys                                           3,500      154,000
*Fiserv                                              3,100      142,406
*S1                                                  2,800      152,075
                                                             ----------
                                                                581,225
                                                             ----------

 Cable, Media and Publishing: 11.65%
*AMFM                                                1,500       99,563
*Clear Channel Communications                        2,920      210,240
*Echostar Communications
 Class A                                             3,800      242,013
*Hispanic Broadcasting                               1,400      141,487
*Lamar Advertising                                   1,800       79,312
                                                             ----------
                                                                772,615
                                                             ----------

 Computers and Technology: 13.84%
*Aspect Development                                  1,400       96,775
*Citrix Systems                                      3,800      232,037
*Extreme Networks                                    2,300      132,538
*InterNAP Network Services                           2,100       80,850
*Peregrine Systems                                   4,000       96,250
 PerkinElmer                                           600       32,850
*Veritas Software                                    2,300      246,711
                                                             ----------
                                                                918,011
                                                             ----------

 Consumer Products: 1.88%
*Gemstar International Group
 Limited                                             2,700      124,875
                                                             ----------
                                                                124,875
                                                             ----------

 Electronics and Electrical Equipment: 22.25%
*Altera                                              2,100      214,725
*Applied Materials                                   1,600      162,900
*Burr-Brown                                          1,100       74,938
*E-Tek Dynamics                                        700      143,325
*JDS Uniphase                                        2,600      269,750
*PMC-Sierra                                          1,500      287,813
*Xilinx                                              4,400      322,300
                                                             ----------
                                                              1,475,751
                                                             ----------



38 Delaware Pooled Trust o 2000 Semiannual Report

                                                          Number     Market
                                                        of Shares    Value
---------------------------------------------------------------------------
Healthcare and Pharmaceuticals: 2.12%
*Genentech                                                1,200    $140,400
                                                                   --------
                                                                    140,400
                                                                   --------

 Leisure, Lodging and Entertainment: 7.28%
*Brinker International                                    5,700     181,687
*Jack in the Box                                          2,800      68,600
*Outback Steakhouse                                       4,000     131,000
*Premier Parks                                            4,700     101,344
                                                                   --------
                                                                    482,631
                                                                   --------

 Retail: 12.14%
*Bed Bath & Beyond                                        2,800     102,725
*Best Buy                                                 2,100     169,575
*Dollar Tree Stores                                         800      46,300
 Intimate Brands                                          3,000     115,500
*Kohl's                                                   4,800     230,400
 Nordstrom                                                3,000      83,438
*Staples                                                  2,977      56,749
                                                                   --------
                                                                    804,687
                                                                   --------

 Telecommunications: 15.02%
*American Tower Class A                                   4,900     227,850
*Ciena                                                    1,500     185,437
*McLeodUSA Class A                                        6,300     157,500
*Network Appliance                                        3,000     221,812
*NEXTLINK
 Communications Class A                                   1,700     143,331
*Time Warner
 Telecommunications Class A                               1,100      60,225
                                                                   --------
                                                                    996,155
                                                                   --------

---------------------------------------------------------------------------
Total Common Stock
(cost $4,149,859)                                                 6,645,331
===========================================================================

---------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 100.21%
(COST $4,149,859)                                                $6,645,331
===========================================================================

---------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
   OTHER ASSETS: (0.21%)                                          $(13,936)
===========================================================================

---------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   566,081 SHARES
   OUTSTANDING; EQUIVALENT TO
   $11.71 PER SHARE: 100.00%                                     $6,631,395
===========================================================================

---------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT APRIL 30, 2000:
---------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization-no par)                              $1,511,799
Accumulated net realized gain on
   investments                                                    2,624,124
Net unrealized appreciation of
   investments                                                    2,495,472
---------------------------------------------------------------------------
Total net assets                                                 $6,631,395
===========================================================================

* Non-income producing security for the period ended April 30, 2000.

See accompanying notes


                               2000 Semiannual Report o Delaware Pooled Trust 39

Delaware Pooled Trust: The Small-Cap Value Equity Portfolio
Statement of Net Assets
April 30, 2000
(Unaudited)

                                                           Number      Market
                                                         of Shares     Value
------------------------------------------------------------------------------
 COMMON STOCK: 92.43%

 Automobiles and Automotive Parts: 2.94%
 Borg-Warner Automotive                                        900    $ 37,631
 CLARCOR                                                     1,300      23,400
                                                                      --------
                                                                        61,031
                                                                      --------

 Banking, Finance and Insurance: 14.34%
 Associated Banc-Corp                                          700      17,894
*Avis Rent-A-Car                                             1,600      32,400
 Bank United                                                   700      23,231
*Centura Banks                                                 500      20,656
 Colonial BancGroup                                          2,200      20,625
 Commerical Federal                                          1,100      17,119
*Compass Bancshares                                          1,000      18,500
*Cullen Frost Bankers                                          800      19,750
 Everest Re Group                                            1,100      32,175
*Financial Federal                                           1,600      29,800
 Liberty Financial                                           1,100      20,625
 North Fork Bancorporation                                     900      14,569
 Westamerica Bancorporation                                  1,200      30,075
                                                                      --------
                                                                       297,419
                                                                      --------

 Buildings and Materials: 2.19%
 D.R. Horton                                                 2,100      27,169
*Griffon                                                     2,700      18,225
                                                                      --------
                                                                        45,394
                                                                      --------

 Chemicals: 6.42%
 CK Witco                                                    1,700      19,975
 Hanna (M.A.)                                                1,800      20,700
 Minerals Technologies                                         400      18,500
 OM Group                                                      900      41,400
*Scotts                                                        900      32,513
                                                                      --------
                                                                       133,088
                                                                      --------

 Computers and Technology: 2.81%
*Modis Professional Services                                 2,700      20,419
*Synopsys                                                      900      37,800
                                                                      --------
                                                                        58,219
                                                                      --------

 Electronics and Electrical Equipment: 4.57%
*Applied Materials                                             189      19,243
*Burr-Brown                                                    200      13,625
*Galileo Technology                                          1,100      19,319
*International Rectifier                                       400      19,650
*Plexus                                                        300      22,988
                                                                      --------
                                                                        94,825
                                                                      --------

                                                           Number      Market
                                                         of Shares     Value
-----------------------------------------------------------------------------
 Energy: 13.81%
 Helmerich & Payne                                          1,300     $40,706
*Louis Dreyfus Natural Gas                                    800      22,400
 NICOR                                                      1,300      44,038
 NUI                                                          800      21,400
*Ocean Energy                                               2,000      25,875
*Oceaneering International                                  1,500      25,875
*Santa Fe Snyder                                            3,600      33,075
*Titan Exploration                                          2,900      14,500
*Tom Brown                                                  1,100      20,900
 Valero Energy                                              1,300      37,700
                                                                     --------
                                                                      286,469
                                                                     --------

 Engineering and Construction: 2.11%
*Jacobs Engineering Group                                   1,400      43,838
                                                                     --------
                                                                       43,838
                                                                     --------

 Food, Beverage and Tobacco: 3.73%
*Suiza Foods                                                1,100      42,831
 Universal Foods                                            2,100      34,519
                                                                     --------
                                                                       77,350
                                                                     --------

 Healthcare and Pharmaceuticals: 8.68%
*AmeriSource Health Class A                                 1,100      22,000
*BioChem Pharma                                               800      18,400
*Conmed                                                     1,000      26,125
 Invacare                                                   1,000      26,750
*Sybron International                                         600      18,675
*Varian Medical Systems                                     1,700      68,000
                                                                     --------
                                                                      179,950
                                                                     --------

 Industrial Machinery: 3.30%
*CIRCOR International                                         450       5,147
 Milacron                                                   2,000      36,500
 Harsco                                                       900      26,719
                                                                     --------
                                                                       68,366
                                                                     --------

 Metals and Mining: 1.11%
*Mueller Industries                                           700      23,056
                                                                     --------
                                                                       23,056
                                                                     --------

 Real Estate: 7.07%
 Cabot Industrial Trust                                     1,800      34,650
 Kilroy Realty                                              1,100      26,538
 Pan Pacific Retail Properties                              1,600      30,400
 Prentiss Properties Trust                                  1,300      30,875
 Reckson Associates Realty                                  1,200      24,075
                                                                     --------
                                                                      146,538
                                                                     --------



40 Delaware Pooled Trust o 2000 Semiannual Report

                                                            Number     Market
                                                          of Shares    Value
-----------------------------------------------------------------------------
 Retail: 3.81%
*BJ's Wholesale Club                                          600     $21,263
*Zale                                                       1,400      57,750
                                                                      -------
                                                                       79,013
                                                                      -------

 Telecommunications: 2.16%
*Brightpoint                                                3,800      44,888
                                                                      -------
                                                                       44,888
                                                                      -------

 Textiles, Apparel and Furniture: 3.72%
*Furniture Brands International                             1,500      28,031
 Kellwood                                                   1,400      23,975
 Wolverine World Wide                                       2,100      25,200
                                                                      -------
                                                                       77,206
                                                                      -------

 Transportation and Shipping: 3.42%
 Alexander & Baldwin                                        1,200      25,200
*Mesaba Holdings                                            1,800      22,500
 USFreightways                                                500      23,313
                                                                      -------
                                                                       71,013
                                                                      -------

 Utilities: 1.70%
 California Water Service Group                               600      13,988
 Conectiv                                                   1,200      21,300
                                                                      -------
                                                                       35,288
                                                                      -------

 Miscellaneous: 4.54%
 Federal Signal                                             2,000      40,625
*MedQuist                                                     700      24,806
 Smith (A.O.)                                               1,400      28,788
                                                                      -------
                                                                       94,219
                                                                      -------

-----------------------------------------------------------------------------
Total Common Stock
(cost $1,818,082)                                                   1,917,170
=============================================================================

                                                        Principal
                                                          Amount
-----------------------------------------------------------------------------
Repurchase Agreements: 7.86%

With Chase Manhattan
   5.68% 5/1/00 (dated
   4/28/00, collateralized
   by $56,000 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $53,295)                                         $52,000      52,000

                                                        Principal      Market
                                                          Amount       value
-----------------------------------------------------------------------------
With J.P. Morgan Securities
   5.70% 5/1/00 (dated
   4/28/00, collateralized
   by $39,000 U.S.
   Treasury Notes 5.875%
   due 10/31/01, market
   value $39,410 and
   $17,000 U.S.
   Treasury Notes 6.25%
   due 10/31/01, market
   value $17,241)                                         $55,500     $55,500
With PaineWebber
   5.70% 5/1/00 (dated
   4/28/00, collateralized
   by $3,000 U.S.
   Treasury Notes 4.50%
   due 1/31/01, market
   value $2,657 and
   $36,000 U.S.
   Treasury Notes 5.50%
   due 7/31/01, market
   value $35,794 and
   $17,000 U.S.
   Treasury Notes 7.25%
   due 8/15/01, market
   value $18,222)                                          55,500      55,500
-----------------------------------------------------------------------------
Total Repurchase Agreements
(cost $163,000)                                                       163,000
=============================================================================

-----------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 100.29%
(COST $1,981,082)                                                  $2,080,170
=============================================================================
-----------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
   OTHER ASSETS: (0.29%)                                              (6,117)
=============================================================================
-----------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   244,155 SHARES
   OUTSTANDING; EQUIVALENT TO
   $8.49 PER SHARE: 100.00%                                        $2,074,053
=============================================================================
-----------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT APRIL 30, 2000:
-----------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization-no par)                                $2,071,775
Undistributed net investment income                                     8,339
Accumulated net realized loss on
   investments                                                       (105,149)
Net unrealized appreciation of
   investments                                                         99,088
-----------------------------------------------------------------------------
Total net assets                                                   $2,074,053
=============================================================================
* Non-income producing security for the period ending April 30, 2000.

 See accompanying notes

                               2000 Semiannual Report o Delaware Pooled Trust 41

Delaware Pooled Trust: The Small-Cap Growth Equity Portfolio
Statement of Net Assets
April 30, 2000
(Unaudited)

                                                           Number      Market
                                                         of Shares     Value
-----------------------------------------------------------------------------

 COMMON STOCK: 92.03%

 Banking, Finance and Insurance: 3.08%
 Doral Financial                                            9,600    $114,600
 Metris                                                     8,100     303,750
*Profit Recovery Group                                     10,250     180,016
 Webster Financial                                          7,700     164,588
                                                                     --------
                                                                      762,954
                                                                     --------

 Business Services: 2.99%
*Corporate Executive Board                                 7,600      446,500
*Diamond Tech Partners                                     3,500      276,937
*Heidrick & Struggles                                        500       18,000
                                                                     --------
                                                                      741,437
                                                                     --------

 Cable, Media and Publishing: 3.25%
*Acme Communications                                       2,500       57,500
*Getty Images                                              6,300      191,363
*Insight Communications                                    7,600      154,850
*Radio One                                                 6,900      400,200
                                                                     --------
                                                                      803,913
                                                                     --------

 Computers and Technology: 18.75%
*Aspect Development                                        8,100      559,912
*Bisys Group                                               5,300      331,580
*Bindview Development                                      3,800       30,638
*Broadbase Software                                        3,000       47,438
*Cysive                                                    3,900      212,306
*Digital Insight                                           2,800      109,550
*ELoyalty                                                  1,300       21,368
*ESpeed                                                    5,000      236,250
*Exchange Applications                                     6,600       80,438
*Extensity                                                 1,200       14,700
*Fargo Electronics                                         7,800       78,975
*Hall, Kinion & Associates                                 3,200       78,600
 Henry (Jack) & Associates                                13,400      529,300
*Network Access Solutions                                  1,000       15,000
*New Era of Networks                                       7,300      229,037
*Onyx Software                                             5,200      110,825
*Register.com                                              5,100      260,100
*RSA Security                                              3,000      176,063
*Sanchez Computer Associates                               1,000       19,375
*Teradyne                                                  5,400      594,000
*VERITAS Software                                          8,450      906,394
                                                                    ---------
                                                                    4,641,849
                                                                    ---------

                                                            Number    Market
                                                          of Shares   Value
-----------------------------------------------------------------------------
 Consumer Products: 1.61%
*Gemstar International Group
 Limited                                                    8,600    $397,750
                                                                     --------
                                                                      397,750
                                                                     --------

 Consumer Services: 0.45%
*Bright Horizons Family Solutions                           6,200     111,600
                                                                     --------
                                                                      111,600
                                                                     --------

 Electronics and Electrical Equipment: 17.58%
*Applied Micro Circuits                                     9,100   1,172,762
*Lam Research                                               6,700     307,362
*LTX                                                        5,900     269,925
*Micrel                                                    12,500   1,081,250
*Novellus Systems                                           4,700     313,431
*PMC-Sierra                                                 6,300   1,208,812
                                                                    ---------
                                                                    4,353,542
                                                                    ---------

 Food, Beverage and Tobacco: 1.29%
*American Italian Pasta                                     6,900     170,775
 CBRL Group                                                 5,400      74,925
 Morrison Management Special                                2,640      73,095
                                                                    ---------
                                                                      318,795
                                                                    ---------

 Healthcare and Pharmaceuticals: 6.41%
*Aclara Biosciences                                           600      22,875
*Aspect Medical Systems                                       900      39,937
*CIMA Labs                                                  2,700      37,800
*CIMA Labs Restricted                                       1,100      14,722
*Cubist Pharmaceuticals                                     4,200     134,925
*Cubist Pharmaceuticals
 Restricted                                                   800      25,700
*Exelixis                                                     700      13,344
*Inhale Therapeutic Systems                                 2,100     129,937
*Intrabiotics Pharmaceuticals                               6,800      79,050
*Neurocrine Biosciences                                     4,800     102,000
*Pharmacopeia                                               3,600     148,050
*Pharmacopeia Restricted                                    2,100      78,849
*Sequenom                                                     700      16,975
*Trimeris                                                   6,600     227,288
*Trimeris Restricted                                          400      13,363
*United Therapeutics                                        4,900     276,850
*Wesley Jessen VisionCare                                   5,700     224,438
                                                                    ---------
                                                                    1,586,103
                                                                    ---------

 Industrial Machinery: 0.84%
*Advanced Energy Industries                                 3,000     207,000
                                                                    ---------
                                                                      207,000
                                                                    ---------



42 Delaware Pooled Trust o 2000 Semiannual Report

                                                         Number     Market
                                                       of Shares    Value
-----------------------------------------------------------------------------
 Leisure, Lodging and Entertainment: 6.69%
*CEC Entertainment                                       14,450    $433,500
*Extended Stay America                                   15,000     134,063
 Ruby Tuesday                                             6,400     134,000
*Sonic                                                   12,100     336,531
*The Cheesecake Factory                                  10,200     417,563
*Westwood One                                             5,700     201,638
                                                                  ---------
                                                                  1,657,295
                                                                  ---------

 Real Estate: 2.47%
*Pinnacle Holdings                                       10,900     612,444
                                                                  ---------
                                                                    612,444
                                                                  ---------

 Retail: 10.90%
*American Eagle Outfitters                                1,600      27,200
*Cost Plus                                               12,275     375,155
*Dollar Tree Stores                                      16,700     966,513
*Duane Reade                                             11,100     333,000
*Hot Topic                                                3,200      98,400
*Linens `n Things                                        11,000     339,625
*TOO                                                      4,500     134,719
*Tweeter Home
 Entertainment Group                                     10,200     376,125
*West Marine                                              6,200      49,600
                                                                  ---------
                                                                  2,700,337
                                                                  ---------

 Telecommunications: 13.76%
*Concord Communications                                   4,400     123,200
*Ditech Communications                                    4,300     368,725
*Dycom Industries                                        13,300     691,600
*Network Appliance                                       14,300   1,057,306
*NEXTLINK Communications
 Class A                                                  9,500     800,969
*SBA Communications                                       4,400     178,750
*West Teleservices                                        8,900     188,013
                                                                  ---------
                                                                  3,408,563
                                                                  ---------

 Miscellaneous: 1.96%
*Mettler-Toledo International                            14,100     486,450
                                                                  ---------
                                                                    486,450
                                                                  ---------

---------------------------------------------------------------------------
Total Common Stock
(cost $20,263,628)                                               22,790,032
===========================================================================

                                                      Principal
                                                        Amount
---------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 15.35%
With Chase Manhattan
   5.68% 5/1/00 (dated
   4/28/00, collateralized
   by $1,310,000 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $1,243,124)                                 $1,212,000   1,212,000

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
With J.P. Morgan Securities
   5.70% 5/1/00 (dated
   4/28/00, collateralized
   by $903,000 U.S.
   Treasury Notes 5.875%
   due 10/31/01, market
   value $919,244 and
   $393,000 U.S.
   Treasury Notes 6.25%
   due 10/31/01, market
   value $402,143)                                     $1,295,000  $1,295,000
With PaineWebber
   5.70% 5/1/00 (dated
   4/28/00, collateralized
   by $63,000 U.S.
   Treasury Notes 4.50%
   due 1/31/01, market
   value $61,980 and
   $835,000 U.S.
   Treasury Notes 5.50%
   due 7/31/01, market
   value $834,910 and
   $409,000 U.S.
   Treasury Notes 7.25%
   due 8/15/01, market
   value $425,027)                                      1,295,000   1,295,000
-----------------------------------------------------------------------------
Total Repurchase Agreements
(cost $3,802,000)                                                   3,802,000
=============================================================================
-----------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 107.38%
(COST $24,065,628)                                                $26,592,032
=============================================================================
-----------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS: (7.38%)                                      (1,828,836)
=============================================================================
-----------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   1,345,318 SHARES
   OUTSTANDING; EQUIVALENT TO
   $18.41 PER SHARE: 100.00%                                      $24,763,196
=============================================================================
-----------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT APRIL 30, 2000:
-----------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization-no par)                               $21,634,912
Undistributed net investment income                                     2,773
Accumulated net realized gain on
   investments                                                        599,107
Net unrealized appreciation of
   investments                                                      2,526,404
-----------------------------------------------------------------------------
Total net assets                                                  $24,763,196
=============================================================================

* Non-income producing security for the period ended April 30, 2000.

See accompanying notes

                               2000 Semiannual Report o Delaware Pooled Trust 43

Delaware Pooled Trust: The Real Estate Investment Trust Portfolio II Statement of Net Assets
April 30, 2000
(Unaudited)

                                                 Number              Market
                                               of Shares             Value
--------------------------------------------------------------------------------

COMMON STOCK: 96.43%

Hotel REITs: 2.23%
MeriStar Hospitality                             2,200             $ 43,450
                                                                   --------
                                                                     43,450
                                                                   --------

Mall REITs: 7.59%
Macerich                                         2,800               64,925
Simon Property Group                             3,270               82,976
                                                                   --------
                                                                    147,901
                                                                   --------

Manufactured Housing REITs: 7.08%
Chateau Communities                              2,580               67,080
Sun Communities                                  2,140               70,888
                                                                   --------
                                                                    137,968
                                                                   --------

Multifamily REITs: 18.98%
Apartment Investment &
Management Class A                               1,990               79,102
AvalonBay Communities                            2,251               88,070
Equity Residential Properties                    1,500               68,250
Essex Property Trust                             1,750               67,594
Grove Property Trust                             4,855               66,756
                                                                   --------
                                                                    369,772
                                                                   --------

Net Lease REITs: 2.80%
Franchise Finance                                2,300               54,625
                                                                   --------
                                                                     54,625
                                                                   --------

Office/Industrial REITs: 40.09%
AMB Property                                     2,580               56,921
Alexandria Real Estate Equities                  2,200               70,400
Cabot Industrial Trust                           2,220               42,735
CarrAmerica Realty                               1,990               47,263
Duke-Weeks Realty                                4,040               87,618
Equity Office Properties Trust                   3,020               82,106
Liberty Property Trust                           1,933               47,842
Prentiss Properties Trust                        3,175               75,406
ProLogis                                         3,400               66,938
Reckson Associates Realty                        3,430               68,814
SL Green Realty                                  2,780               71,411
Spieker Properties                               1,440               63,810
                                                                   --------
                                                                    781,264
                                                                   --------

                                                 Number              Market
                                               of Shares             Value
---------------------------------------------------------------------------
 Real Estate Operating Companies: 8.53%
*Catellus Development                            3,710              $48,230
 Starwood Hotels &
 Resorts Worldwide                               2,490               70,809
 Trizec Hahn                                     2,900               47,125
                                                                    -------
                                                                    166,164
                                                                    -------

 Retail Strip Centers REITs: 6.18%
 Kimco Realty                                    1,500               59,719
 Pan Pacific Retail Properties                   3,190               60,610
                                                                    -------
                                                                    120,329
                                                                    -------

 Self Storage REITs: 2.95%
 Public Storage                                  2,570               57,504
                                                                    -------
                                                                     57,504
                                                                    -------

---------------------------------------------------------------------------
 Total Common Stock
 (cost $1,802,211)                                                1,878,977
===========================================================================

                                          Principal
                                            Amount
---------------------------------------------------------------------------
 REPURCHASE AGREEMENTS: 4.41%

 With Chase Manhattan
   5.68% 05/01/99 (dated
   04/28/00, collateralized
   by $30,000 U.S.
   Treasury Notes 4.75%
   due 02/15/04, market
   value $28,118)                           $   27,400               27,400
 With J.P. Morgan Securities
   5.70% 05/01/00 (dated
   04/28/00, collateralized
   by $20,000 U.S.
   Treasury Notes 5.875%
   due 10/31/01, market
   value $20,793 and
   $9,000 U.S.
   Treasury Notes 6.25%
   due 10/31/01, market
   value $9,096)                                29,300               29,300


44 Delaware Pooled Trust o 2000 Semiannual Report

                                                Principal        Market
                                                 Amount          Value
--------------------------------------------------------------------------------
With PaineWebber
   5.70% 05/01/00 (dated
   04/28/00, collateralized
   by $1,000 U.S.
   Treasury Notes 4.50%
   due 01/31/01, market
   value $1,402 and
   $19,000 U.S.
   Treasury Notes 5.50%
   due 07/31/01, market
   value $18,886 and
   $9,000 U.S.
   Treasury Notes 7.25%
   due 08/15/01, market
   value $9,614)                              $    29,300        $29,300
------------------------------------------------------------------------
Total Repurchase Agreements
(cost $86,000)                                                    86,000
========================================================================
------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 100.84%
(COST $1,888,211)                                            $ 1,964,977
========================================================================
------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS: (0.84)%                                    (16,348)
========================================================================
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   137,820 SHARES
   OUTSTANDING; EQUIVALENT TO
   $14.14 PER SHARE: 100.00%                                 $ 1,948,629
========================================================================
------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT APRIL 30, 2000:
------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization-no par)                          $ 3,016,801
Undistributed net investment income                                1,912
Accumulated net realized loss on
   investments                                               (1,146,850)
Net unrealized appreciation of
   investments                                                    76,766
------------------------------------------------------------------------
Total net assets                                             $ 1,948,629
========================================================================

REITs = Real Estate Investment Trusts

* Non-income producing security for the period ended April 30, 2000.

See accompanying notes

Delaware Pooled Trust:
The Intermediate Fixed Income Portfolio
Statement of Net Assets
April 30, 2000
(Unaudited)

                                                         Principal    Market
                                                          Amount      Value
-----------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES: 17.74%

Federal Home Loan
   Mortgage Corporation
   7.00% 4/1/29                                          $162,428    $155,474
Federal National
   Mortgage Association
   7.00% 8/1/28                                           316,334     302,395
   7.00% 11/1/28                                          245,860     235,027
   7.00% 8/1/29                                           167,445     160,433
   7.00% 10/1/29                                          495,596     474,688
   7.50% 9/1/29                                           196,903     192,842
   7.50% 1/1/30                                            77,270      75,677
   7.50% 1/1/30                                           670,355     656,319
Government National
   Mortgage Association
   9.00% 2/15/17                                          132,073     137,934
-----------------------------------------------------------------------------
Total Agency Mortgage-Backed Securities
(cost $2,466,304)                                                   2,390,789
=============================================================================

AGENCY OBLIGATIONS: 13.98%

Federal Home Loan
   Mortgage Corporation
   7.00% 2/15/03                                          280,000     278,522
Federal National
   Mortgage Association
   6.50% 8/15/04                                        1,650,000   1,604,574
-----------------------------------------------------------------------------
Total Agency Obligations
(cost $1,901,478)                                                   1,883,096
=============================================================================

ASSET-BACKED SECURITIES: 12.26%

California Infrastructure
   PG&E Series 97-1 A4
     6.16% 6/25/03                                         70,000      69,581
Countrywide Home
   Equity Loan Series 97-1 A4
     6.95% 5/25/21                                        350,000     346,675
   MBNA Master Credit
    Card Trust
    *Series 96-J A 6.28%
      2/15/06                                             265,000     265,212
    *Series 96-K A 6.26%
      3/15/06                                              90,000      90,014
NationsCredit Grantor Trust
   Series 97-1 A 6.75%
    8/15/13                                               225,867     221,157


                               2000 Semiannual Report o Delaware Pooled Trust 45

                                                         Principal     Market
                                                          Amount       Value
-----------------------------------------------------------------------------
Neiman Marcus Group
   Credit Card Master Trust
   Series 95-1 A 7.60%
   6/15/03                                                $21,667     $21,687
Peco Energy Transition Trust
   Series 99-A A4
   5.80% 3/1/07                                           415,000     389,004
Philadelphia, Pennsylvania
   Authority For Industrial
   Development Series 97A
   6.488% 6/15/04 (MBIA)                                  267,202     249,416
-----------------------------------------------------------------------------
Total Asset-Backed Securities
(cost $1,709,448)                                                   1,652,746
=============================================================================

COLLATERALIZED MORTGAGE OBLIGATIONS: 10.49%

Federal National Mortgage
   Association Whole Loan
   Series 98-W3 A2
   6.50% 7/25/28                                          414,416     404,056
Government National
   Mortgage Associaton
   Series 98-9B
   6.85% 12/20/25                                         550,000     518,529
Residential Accredit Loans
   Series 98-QS9 A3
   6.75% 7/25/28                                          500,000     491,113
-----------------------------------------------------------------------------
Total Collateralized Mortgage Obligations
(cost $1,472,222)                                                   1,413,698
=============================================================================

COMMERCIAL MORTGAGE-BACKED SECURITIES: 6.09%

DLJ Commerical Mortgage
   Series 99-CG1 A1B
   6.46% 1/10/09                                          300,000     276,375
Lehman Large Loan
   Series 97-LLI A1
   6.79% 6/12/04                                          315,079     309,762
Mortgage Capital Funding
   Series 96-MC2-C
   7.224% 9/20/06                                         245,000     234,128
-----------------------------------------------------------------------------
Total Commercial Mortgage-Backed Securities
(cost $852,135)                                                       820,265
=============================================================================

CORPORATE BONDS: 26.43%

Automobiles and Automotive Parts: 2.49%
Meritor Automotive
   6.80% 2/15/09                                          390,000     334,991
                                                                      -------
                                                                      334,991
                                                                      -------

                                                        Principal      Market
                                                          Amount       Value
-----------------------------------------------------------------------------

Banking, Finance and Insurance: 6.58%
American Financial Group
   7.125% 4/15/09                                        $250,000    $223,136
Banco Santander-Chile
   6.50% 11/1/05                                          250,000     238,455
Fairfax Financial Holdings
   7.375% 3/15/06                                          85,000      74,413
Morgan Stanley Dean Witter
   7.125% 1/15/03                                         355,000     351,150
                                                                     --------
                                                                      887,154
                                                                     --------

Cable, Media and Publishing: 2.75%
United News and Media
   7.75% 7/1/09                                           380,000     370,019
                                                                     --------
                                                                      370,019
                                                                     --------

Computers and Technology: 1.17%
Sun Microsystems
   7.65% 8/15/09                                          160,000     158,199
                                                                     --------
                                                                      158,199
                                                                     --------

Energy: 4.22%
Consumers Energy
   6.375% 2/1/08                                          360,000     319,606
Osprey Trust
   8.31% 1/15/03                                          250,000     249,001
                                                                     --------
                                                                      568,607
                                                                     --------

Environmental Services: 2.07%
USA Waste Services
   6.125% 7/15/01                                         290,000     278,810
                                                                     --------
                                                                      278,810
                                                                     --------

Retail: 2.18%
Safeway
   7.00% 9/15/02                                          300,000     294,046
                                                                     --------
                                                                      294,046
                                                                     --------

Telecommunications: 4.97%
Cox Communications
   6.15% 8/1/03                                           310,000     294,436
MCI Worldcom
   7.55% 4/1/04                                           375,000     374,587
                                                                     --------
                                                                      669,023
                                                                     --------
-----------------------------------------------------------------------------
Total Corporate Bonds
(cost $3,767,153)                                                   3,560,849
=============================================================================


46 Delaware Pooled Trust o 2000 Semiannual Report

                                                        Principal     Market
                                                          Amount      Value
-----------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS: 6.37%

U.S. Treasury Inflation
   Index Notes
   3.625% 7/15/02                                        $329,487    $328,954
U.S. Treasury Notes
   5.50% 8/31/01                                           50,000      49,286
   6.25% 8/31/02                                           85,000      84,267
   4.25% 11/15/03                                         140,000     130,014
   4.50% 1/31/01                                          135,000     133,119
   6.375% 8/15/27                                         130,000     132,961
-----------------------------------------------------------------------------
Total U.S. Treasury Obligations
(cost $859,040)                                                       858,601
=============================================================================

REPURCHASE AGREEMENTS: 7.21%

With Chase Manhattan
   5.68% 5/1/00 (dated
   4/28/00, collateralized
   by $335,000 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $317,484)                                        310,000     310,000
With J.P. Morgan Securities
   5.70% 5/1/00 (dated
   4/28/00, collateralized
   by $230,000 U.S.
   Treasury Notes 5.875%
   due 10/31/01, market
   value $234,767 and
   $100,000 U.S.
   Treasury Notes 6.25%
   due 10/31/01, market
   value $102,704)                                        331,000     331,000
With PaineWebber
   5.70% 5/1/00 (dated
   4/28/00, collateralized
   by $16,000 U.S.
   Treasury Notes 4.50%
   due 1/31/01, market
   value $15,829 and
   $209,000 U.S.
   Treasury Notes 5.50%
   due 7/31/01, market
   value $213,229 and
   $106,000 U.S.
   Treasury Notes 7.25%
   due 8/15/01, market
   value $108,548)                                        330,000     330,000
-----------------------------------------------------------------------------
Total Repurchase Agreements
(cost $971,000)                                                       971,000
=============================================================================

-----------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 100.57%
(COST $13,998,780)                                                $13,551,044
=============================================================================
-----------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS: (0.57%)                                         (77,348)
=============================================================================
-----------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   1,435,734 SHARES
   OUTSTANDING; EQUIVALENT TO
   $9.38 PER SHARE: 100.00%                                       $13,473,696
=============================================================================
-----------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT APRIL 30, 2000:
-----------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization-no par)                               $14,344,675
Undistributed net investment income                                       598
Accumulated net realized loss on
   investments                                                      (423,841)
Net unrealized depreciation of
   investments                                                      (447,736)
-----------------------------------------------------------------------------
Total net assets                                                  $13,473,696
=============================================================================

* Inverse floaters represent a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specific index. Interest rates disclosed are in effect on April 30, 2000.

See accompanying notes


                               2000 Semiannual Report o Delaware Pooled Trust 47

Delaware Pooled Trust: The Aggregate Fixed Income Portfolio
Statement of Net Assets
April 30, 2000
(Unaudited)

                                                         Principal    Market
                                                          Amount      Value
-----------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES: 30.06%

Federal Home Loan
   Mortgage Corporation
   7.00% 4/1/29                                          $243,642    $233,211
Federal National
   Mortgage Association
   6.00% 4/1/13                                           161,721     153,079
   7.00% 11/1/28                                          120,611     115,296
   7.00% 8/1/29                                           124,388     119,179
   7.00% 2/1/30                                           897,177     859,047
   7.50% 9/1/29                                           319,967     313,368
   7.50% 10/1/29                                          143,753     140,788
   8.00% 3/1/30                                           129,784     129,662
Government National
   Mortgage Association
   8.00% 4/15/30                                           70,000      70,219
-----------------------------------------------------------------------------
Total Agency Mortgage-Backed Securities
(cost $2,175,695)                                                   2,133,849
=============================================================================

AGENCY OBLIGATIONS: 5.13%

Federal Home Loan
   Mortgage Corporation
   7.00% 2/15/03                                           75,000      74,604
Federal National
   Mortgage Association
   6.50% 8/15/04                                           45,000      43,761
   6.625% 4/15/02                                         110,000     109,011
   6.625% 9/15/09                                          45,000      42,944
   7.125% 1/15/30                                          95,000      94,065
-----------------------------------------------------------------------------
Total Agency Obligations
(cost $367,710)                                                       364,385
=============================================================================

ASSET-BACKED SECURITIES: 9.23%

Citibank Credit Card
   Master Trust I
   Series 99-7 A
   6.65% 11/15/06                                         135,000     130,694
Discover Card
   Master Trust
   Series 99-2 A
   5.90% 10/15/04                                         110,000     107,008
Ford Credit Auto
   Owner Trust
   Series 00-A A4
   7.09% 11/17/03                                         110,000     109,072

                                                         Principal    Market
                                                          Amount      Value
-----------------------------------------------------------------------------

MBNA Master Credit
   Card Trust
   Series 96-J A
   6.28% 2/15/06                                         $150,000    $150,120
   Series 96-K A
   6.26% 3/15/06                                           50,000      50,008
Peco Energy
   Transition Trust
   Series 99-A A4
   5.80% 3/1/07                                           115,000     107,796
-----------------------------------------------------------------------------
Total Asset-Backed Securities
(cost $669,961)                                                       654,698
=============================================================================

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.69%

Federal Home Loan
   Mortgage Corporation
   Series T-11 A5
   6.50% 1/25/15                                           60,000      57,853
Federal National Mortgage
   Association Whole Loan
   Series 98-W3 A2
   6.50% 7/25/28                                           80,210      78,204
Government National
   Mortage Association
   Series 98-9 B
   6.85% 12/20/25                                          40,000      37,711
Residential Accredit Loans
   Series 98-QS9 A3
   6.75% 7/25/28                                           90,000      88,400
-----------------------------------------------------------------------------
Total Collateralized Mortgage Obligations
(cost $266,658)                                                       262,168
=============================================================================

COMMERCIAL MORTGAGE-BACKED SECURITIES: 7.51%

DLJ Commerical
   Series 99-CG1 A1B
   6.46% 1/10/09                                          115,000     105,944
Lehman Large Loan
   Series 97-LLI A1
   6.79% 6/12/04                                          122,269     120,206
Mortgage Capital Funding
   Series 96-MC2 C
   7.224% 9/20/06                                         105,000     100,340
Nomura Asset Securities
   Series 93-1 A1
   6.68% 12/15/01                                         211,413     206,821
-----------------------------------------------------------------------------
Total Commercial Mortgage-Backed Securities
(cost $549,644)                                                       533,311
=============================================================================

48 Delaware Pooled Trust o 2000 Semiannual Report

                                                         Principal      Market
                                                           Amount       Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 21.76%

Automobiles and Automotive Parts: 2.72%
DaimlerChrysler
 6.90% 9/1/04                                            $ 75,000      $ 73,125
Meritor Automotive
 6.80% 2/15/09                                            140,000       120,253
                                                                       --------
                                                                        193,378
                                                                       --------

Banking, Finance and Insurance: 9.66%
Banco Santander-Chile
 6.50% 11/1/05                                             15,000        14,307
Fairfax Financial Holdings
 7.375% 3/15/06                                            75,000        65,659
Finova Capital
 7.25% 11/8/04                                            205,000       188,027
Ford Motor Credit
 7.50% 3/15/05                                            200,000       197,501
PNC Funding
 7.00% 9/1/04                                             160,000       156,038
U.S. Bank N.A.
 6.50% 2/1/08                                              70,000        63,940
                                                                       --------
                                                                        685,472
                                                                       --------

Buildings and Materials: 2.14%
Masco 6.125% 9/15/03                                      160,000       151,773
                                                                       --------
                                                                        151,773
                                                                       --------

Cable, Media and Publishing: 1.03%
United News and Media
 7.75% 7/1/09                                              75,000        73,030
                                                                       --------
                                                                         73,030
                                                                       --------

Computers and Technology: 0.91%
Sun Microsystems
 7.65% 8/15/09                                             65,000        64,269
                                                                       --------
                                                                         64,269
                                                                       --------

Energy: 1.40%
Osprey Trust
 8.31% 1/15/03                                            100,000        99,600
                                                                       --------
                                                                         99,600
                                                                       --------

Environmental Services: 0.27%
Waste Management
 6.125% 7/15/01                                            20,000        19,228
                                                                       --------
                                                                         19,228
                                                                       --------

Telecomunications: 2.78%
Cox Communications
 6.15% 8/1/03                                              35,000        33,243
MCI Communications
 6.125% 4/15/02                                            35,000        34,091

                                                         Principal      Market
                                                           Amount       Value
--------------------------------------------------------------------------------
MCI Worldcom
 7.55% 4/1/04                                            $130,000      $129,857
                                                                       --------
                                                                        197,191
                                                                       --------

Textiles, Apparel and Furniture: 0.85%
Tommy Hilfiger USA
 6.85% 6/1/08                                              95,000        60,319
                                                                       --------
                                                                         60,319
                                                                       --------
--------------------------------------------------------------------------------
Total Corporate Bonds
(cost $1,660,541)                                                     1,544,260
================================================================================

 U.S.TREASURY OBLIGATIONS: 15.57%

 U.S. Treasury Inflation
  Index Notes
  3.625% 7/15/02                                          179,071       178,782
 U.S. Treasury Notes
  4.75% 11/15/08                                          290,000       259,417
  6.00% 8/15/09                                           255,000       249,477
  6.25% 8/31/02                                            80,000        79,310
  6.375% 8/15/27                                          240,000       245,466
*U.S. Treasury Strips
   6.625% 2/15/27                                         450,000        92,575
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
(cost $1,099,640)                                                     1,105,027
================================================================================

REPURCHASE AGREEMENTS: 6.44%
With Chase Manhattan
 5.68% 5/1/00 (dated
 4/28/00, collateralized
 by $157,000 U.S.
 Treasury Notes 4.75%
 due 2/15/04, market
 value $149,423)                                          145,800       145,800
With J.P. Morgan Securities
 5.70% 5/1/00 (dated
 4/28/00, collateralized
 by $109,000 U.S.
 Treasury Notes 5.875%
 due 10/31/01, market
 value $110,493 and
 $47,000 U.S.
 Treasury Notes 6.25%
 due 10/31/01, market
 value $48,338)                                           155,600       155,600
With PaineWebber
 5.70% 5/1/00 (dated
 4/28/00, collateralized
 by $7,000 U.S.
 Treasury Notes 4.50%
 due 1/31/01, market
 value $7,450 and
 $100,000 U.S.
 Treasury Notes 5.50%


                              2000 Semiannual Report o Delaware Pooled Trust  49

                                                         Principal      Market
                                                           Amount       Value
--------------------------------------------------------------------------------
 due 7/31/01, market
 value $100,356 and
 $49,000 U.S.
 Treasury Notes 7.25%
 due 8/15/01, market
 value $51,088)                                           $155,600     $155,600
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $457,000)                                                         457,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 99.39%
(COST $7,246,849)                                                    $7,054,698
================================================================================
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES: 0.61%                                               43,216
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
 839,426 SHARES
 OUTSTANDING; EQUIVALENT TO
 $8.46 PER SHARE: 100.00%                                            $7,097,914
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT APRIL 30, 2000:
--------------------------------------------------------------------------------
Shares of beneficial interest
 (unlimited authorization-no par)                                    $7,530,726
Undistributed net investment income                                     154,383
Accumulated net realized loss on
 investments                                                           (395,044)
Net unrealized depreciation of
 investments                                                           (192,151)
--------------------------------------------------------------------------------
Total net assets                                                     $7,097,914
================================================================================

* Zero coupon security as of April 30, 2000. The coupon shown is the effective rate.

See accompanying notes

Delaware Pooled Trust:
The High Yield Bond Portfolio
Statement of Net Assets
April 30, 2000
(Unaudited)

                                                         Principal      Market
                                                           Amount       Value
--------------------------------------------------------------------------------

CORPORATE BONDS: 79.79%

Buildings and Materials: 3.38%
Webb sr sub nts
 9.375% 5/1/09                                            $250,000     $201,250
                                                                       ---------
                                                                        201,250
                                                                       ---------

Cable, Media and Publishing: 3.95%
Classic Cable sr sub nts
 9.375% 8/1/09                                             250,000      235,000
                                                                       ---------
                                                                        235,000
                                                                       ---------

Chemicals: 10.44%
Avecia Group PLC
 11.00% 7/1/09                                              50,000       51,000
Lyondell Chemical
 sr sub nts 10.875% 5/1/09                                 250,000      248,125
Phillip Brothers Chemicals
 sr sub nts 9.875% 6/1/08                                  400,000      322,000
                                                                       ---------
                                                                        621,125
                                                                       ---------

Energy: 3.60%
RBF Finance sr sec nts
 11.375% 3/15/09                                           200,000      214,000
                                                                       ---------
                                                                        214,000
                                                                       ---------

Environmental Services: 5.45%
Allied Waste North America
 sr unsec nts
 7.875% 1/1/09                                             450,000      324,000
                                                                       ---------
                                                                        324,000
                                                                       ---------

Food, Beverage and Tobacco: 11.18%
Canadaigua Brands
 sr sec nts
 8.50% 3/1/09                                              200,000      184,000
Carrols sr sub nts
 9.50% 12/1/08                                             350,000      298,375
Chiquita Brands sr nts
 10.00% 6/15/09                                            225,000      182,250
                                                                       ---------
                                                                        664,625
                                                                       ---------

Healthcare and Pharmaceuticals: 5.67%
Tenet Healthcare sr sub nts
 8.625% 1/15/07                                            350,000      337,312
                                                                       ---------
                                                                        337,312
                                                                       ---------



50  Delaware Pooled Trust o 2000 Semiannual Report

                                                         Principal      Market
                                                           Amount       Value
--------------------------------------------------------------------------------

 Industrial Machinery: 3.81%
 United Crane Rentals
  sr sec nts 9.25% 1/15/09                                $250,000     $226,875
                                                                       ---------
                                                                        226,875
                                                                       ---------

 Leisure, Lodging and Entertainment: 5.15%
 Hollywood Casino sr sec nts
  11.25% 5/1/07                                            300,000      306,000
                                                                       ---------
                                                                        306,000
                                                                       ---------

 Metals and Mining: 6.50%
 Kaiser Aluminum & Chemical
  sr nts 9.875% 2/15/02                                    250,000      243,750
 Republic Group sr sub nts
  9.50% 7/15/08                                            175,000      142,625
                                                                       ---------
                                                                        386,375
                                                                       ---------

 Telecommunications: 8.56%
 Intermedia Communications
  sr nts 9.50% 3/1/09                                      150,000      144,750
*Viatel sr disc nts
  12.50% 4/15/08                                           650,000      364,000
                                                                       ---------
                                                                        508,750
                                                                       ---------

 Textiles, Apparel and Furniture: 1.97%
 Dyersburg unsec sr sub nts
  9.75% 9/1/07                                             275,000      116,875
                                                                       ---------
                                                                        116,875
                                                                       ---------

 Transportation and Shipping: 6.42%
 Atlas Air sr nts
  9.375% 11/15/06                                          400,000      382,000
                                                                       ---------
                                                                        382,000
                                                                       ---------

 Miscellaneous: 3.71%
 Caithness sec nts
  9.05% 12/15/09                                           225,000      220,500
                                                                       ---------
                                                                        220,500
                                                                       ---------
--------------------------------------------------------------------------------
Total Corporate Bonds
(cost $5,470,534)                                                     4,744,687
================================================================================

                                                           Number
                                                         of Shares
--------------------------------------------------------------------------------
COMMON STOCK: 5.10%

Telecommunications: 5.10%
RCN                                                         10,593      303,225
--------------------------------------------------------------------------------
Total Common Stock
(cost $281,492)                                                         303,225
================================================================================

                                                             Number       Market
                                                           of Shares      Value
--------------------------------------------------------------------------------
PREFERRED STOCK: 0.00%
Energy: 0.00%
TCR Holdings                                                 4,793          $48
--------------------------------------------------------------------------------
Total Preferred Stock
(cost $286)                                                                  48
================================================================================

                                                           Principal
                                                             Amount
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS: 12.96%
With Chase Manhattan
 5.68% 5/1/00 (dated
 4/28/00, collateralized
 by $266,000 U.S.
 Treasury Notes 4.75%
 due 2/15/04, market
 value $252,091)                                          $246,000      246,000
With J.P. Morgan Securities
 5.70% 5/1/00 (dated
 4/28/00, collateralized
 by $183,000 U.S.
 Treasury Notes 5.875%
 due 10/31/01, market
 value $186,412 and
 $80,000 U.S.
 Treasury Notes 6.25%
 due 10/31/01, market
 value $81,550)                                            263,000      263,000
With PaineWebber
 5.70% 5/1/00 (dated
 4/28/00, collateralized
 by $13,000 U.S.
 Treasury Notes 4.50%
 due 1/31/01, market
 value $12,569 and
 $169,000 U.S.
 Treasury Notes 5.50%
 due 7/31/01, market
 value $169,310 and
 $83,000 U.S.
 Treasury Notes 7.25%
 due 8/15/01, market
 value $86,190)                                            262,000      262,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $771,000)                                                         771,000
================================================================================


                              2000 Semiannual Report o Delaware Pooled Trust  51

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 97.85%
(COST $6,523,312)                                                    $5,818,960
================================================================================
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES: 2.15%                                              127,790
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
 695,697 SHARES
 OUTSTANDING; EQUIVALENT TO
 $8.55 PER SHARE: 100.00%                                            $5,946,750
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT APRIL 30, 2000:
--------------------------------------------------------------------------------
Shares of beneficial interest
 (unlimited authorization-no par)                                    $9,672,203
Undistributed net investment income                                      84,061
Accumulated net realized loss on
 investments                                                         (3,105,162)
Net unrealized depreciation of
 investments                                                           (704,352)
--------------------------------------------------------------------------------
Total net assets                                                     $5,946,750
================================================================================

* Zero coupon security as of April 30, 2000. The coupon shown is the step-up rate.
disc  = discount
nts   = notes
sec   = secured
sr    = senior
sub   = subordinate
unsec = unsecured

See accompanying notes

Delaware Pooled Trust:
The Diversified Core Fixed Income Portfolio
Statement of Net Assets
April 30, 2000
(Unaudited)

                                                         Principal  Market Value
                                                           Amount*     (U.S. $)
--------------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES: 31.28%

Federal National
   Mortgage Association
   7.00% 9/1/29                                           $244,772    $ 234,523
   7.00% 2/1/30                                            149,530      143,175
   7.50% 9/1/29                                            354,425      347,115
Government National
   Mortgage Association
   6.50% 1/15/28                                           368,557      346,674
--------------------------------------------------------------------------------
Total Agency Mortgage-Backed Securities
(cost $1,101,707)                                                     1,071,487
================================================================================

AGENCY OBLIGATIONS: 15.46%

Federal Home
   Loan Bank
   5.83% 6/2/00                                            100,000       99,482
Federal Home
   Loan Mortgage
   7.00% 2/15/03                                            75,000       74,604
Federal National
   Mortgage Association
   6.50% 8/15/04                                            50,000       48,623
   6.625% 1/15/02                                          100,000       99,300
   6.625% 4/15/02                                           35,000       34,685
   6.625% 9/15/09                                           15,000       14,315
   7.125% 1/15/30                                          160,000      158,426
--------------------------------------------------------------------------------
Total Agency Obligations
(cost $533,401)                                                         529,435
================================================================================

ASSET-BACKED SECURITIES: 4.94%

Citibank Credit Card
   Master Series 99-7 A
   6.65% 11/15/06                                           50,000       48,405
Ikon Receivables
   Series 99-1 A3
   5.99% 5/15/05                                            60,000       58,924
MBNA Master Credit
   Card Series 96-K A
   6.26% 3/15/06                                            15,000       15,002
Peco Series 99-A A4
   5.80% 3/1/07                                             50,000       46,868
--------------------------------------------------------------------------------
Total Asset-Backed Securities
(cost $174,889)                                                         169,199
================================================================================


52  Delaware Pooled Trust o 2000 Semiannual Report

                                                         Principal  Market Value
                                                           Amount*     (U.S. $)
--------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS: 2.81%

Government National
 Mortgage Association
 Series 98-9 B
 6.85% 12/20/25                                            $50,000     $ 47,139
Residential Accredit
 Loans Series 98-QS9 A3
 6.75% 7/25/28                                              50,000       49,111
--------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations
(cost $100,365)                                                          96,250
================================================================================

CORPORATE BONDS: 10.93%

Banking, Finance, and Insurance: 4.35%
Bank of America
 6.625% 6/15/04                                             50,000       48,299
Morgan Stanley Dean Witter
 7.125% 1/15/03                                             50,000       49,458
Pemex Finance
 9.69% 8/15/09                                              50,000       51,280
                                                                       ---------
                                                                        149,037
                                                                       ---------

Chemicals: 5.15%
Conoco
 5.90% 4/15/04                                              50,000       47,143
Equistar Chemicals
 8.50% 2/15/04                                              50,000       48,813
Phillip Brothers Chemicals
 9.875% 6/1/08                                             100,000       80,500
                                                                       ---------
                                                                        176,456
                                                                       ---------

Utilities: 1.43%
Caithness Coso Fund
 9.05% 12/15/09                                             50,000       49,000
                                                                       ---------
                                                                         49,000
                                                                       ---------
--------------------------------------------------------------------------------
Total Corporate Bonds
(cost $398,146)                                                         374,493
================================================================================

FOREIGN BONDS: 15.16%

Australia: 0.69%
New South Wales Treasury
 6.50% 5/1/06                                            A$ 10,000        5,733
 7.00% 4/1/04                                               10,000        5,876
Queensland Treasury Global
 8.00% 8/14/01                                              20,000       11,898
                                                                       ---------
                                                                         23,507
                                                                       ---------

                                                         Principal  Market Value
                                                           Amount*     (U.S. $)
--------------------------------------------------------------------------------

Canada: 1.69%
Government of Canada
 6.00% 6/1/08                                            C$ 17,000     $ 11,351
 7.50% 3/1/01                                               60,000       41,100
 10.25% 3/15/14                                              6,000        5,557
                                                                       ---------
                                                                         58,008
                                                                       ---------

Finland: 1.67%
Republic Of Finland
 5.00% 4/25/09                                           Eu 65,000       57,269
                                                                       ---------
                                                                         57,269
                                                                       ---------

Germany: 5.31%
Deutschland Republic
 6.00% 1/4/07                                           Eu 120,000      113,545
 6.50% 7/4/27                                               10,000       10,051
 8.00% 7/22/02                                              60,000       58,177
                                                                       ---------
                                                                        181,773
                                                                       ---------

Japan: 1.20%
Japanese Government
 4.80% 12/20/02                                      Jpy 4,000,000       41,071
                                                                       ---------
                                                                         41,071
                                                                       ---------

New Zealand: 2.51%
New Zealand Government
 6.00% 11/15/11                                         NZ$ 80,000       35,926
 8.00% 4/15/04                                             100,000       50,183
                                                                       ---------
                                                                         86,109
                                                                       ---------

Portugal: 1.32%
Portugese Government
 5.375% 6/23/08                                          Eu 50,000       45,128
                                                                       ---------
                                                                         45,128
                                                                       ---------

Sweden: 0.69%
Swedish Government
 6.50% 10/25/06                                         Sk 200,000       23,611
                                                                       ---------
                                                                         23,611
                                                                       ---------

United States: 0.08%
Federal National Mortgage Association
 5.75% 9/5/00                                             A$ 5,000        2,914
                                                                       ---------
                                                                          2,914
                                                                       ---------
--------------------------------------------------------------------------------
Total Foreign Bonds
(cost $579,721)                                                         519,390
================================================================================


                              2000 Semiannual Report o Delaware Pooled Trust  53

                                                         Principal  Market Value
                                                           Amount*     (U.S. $)
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS: 20.03%

U.S. Treasury Inflation
 Index Notes
 3.625% 7/15/02                                           $ 52,668     $ 52,583
U.S. Treasury Notes
 + 4.75% 11/15/08                                           40,000       35,782
   5.50% 2/28/03                                            50,000       48,545
 + 5.50% 5/15/09                                           300,000      282,853
 + 5.625% 5/15/08                                          155,000      147,444
   6.00% 8/15/09                                            45,000       44,025
   6.50% 2/28/02                                            50,000       49,824
   50% 3/31/02                                              25,000       24,914
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
(cost $697,401)                                                         685,970
================================================================================

REPURCHASE AGREEMENTS: 2.60%
With Chase Manhattan
 5.68% 5/1/00 (dated
 4/28/00, collateralized
 by $31,000 U.S.
 Treasury Notes 4.75%
 due 2/15/04, market
 value $29,100)                                            $28,400       28,400
With J.P. Morgan Securities
 5.70% 5/1/00 (dated
 4/28/00, collateralized
 by $21,000 U.S.
 Treasury Notes 5.875%
 due 10/31/01, market
 value $21,519 and
 $9,000 U.S.
 Treasury Notes 6.25%
 due 10/31/01, market
 value $9,414)                                              30,300       30,300
With PaineWebber
 5.70% 5/1/00 (dated
 4/28/00, collateralized
 by $1,000 U.S.
 Treasury Notes 4.50%
 due 1/31/01, market
 value $1,451 and
 $20,000 U.S.
 Treasury Notes 5.50%
 due 7/31/01, market
 value $19,544 and
 $10,000 U.S.
 Treasury Notes 7.25%
 due 8/15/01, market
 value $9,949)                                              30,300       30,300
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $89,000)                                                           89,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 103.21%
(COST $3,674,630)                                                    $3,535,224
================================================================================
--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS: (3.21%)                                           (109,995)
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
 422,280 SHARES
 OUTSTANDING; EQUIVALENT TO
 $8.11 PER SHARE: 100.00%                                            $3,425,229
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT APRIL 30, 2000:
--------------------------------------------------------------------------------
Shares of beneficial interest
 (unlimited authorization-no par)                                    $3,568,530
Undistributed net investment income**                                    69,549
Accumulated net realized loss on
 investments                                                            (94,819)
Net unrealized depreciation of
 investments, options and
 foreign currencies                                                    (118,031)
--------------------------------------------------------------------------------
Total net assets                                                     $3,425,229
================================================================================

* Principal amount is stated in the currency in which each bond is denominated. A$ = Australian Dollars
C$  = Canadian Dollars
Eu  = European Monetary Units
Jpy = Japanese Yen
NZ$ = New Zealand Dollars
Sk  = Swedish Kroner
$   = U.S. Dollars
** Undistributed net investment income includes realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
+ Security pledged as collateral for options written.

See accompanying notes


54  Delaware Pooled Trust o 2000 Semiannual Report

Delaware Pooled Trust: The Balanced Portfolio
Statement of Net Assets
April 30, 2000
(Unaudited)

                                                            Number      Market
                                                          of Shares      Value
--------------------------------------------------------------------------------

 COMMON STOCK: 61.19%

 Aerospace and Defense: 1.04%
 United Technologies                                        27,300  $ 1,697,719
                                                                    ------------
                                                                      1,697,719
                                                                    ------------

 Automobiles and Automotive Parts: 1.63%
 Danaher                                                    46,500    2,656,313
                                                                    ------------
                                                                      2,656,313
                                                                    ------------

 Banking, Finance and Insurance: 10.30%
 American International Group                               14,750    1,617,891
 Bank of New York                                           38,900    1,597,331
 Citigroup                                                  39,100    2,324,006
 Federal Home Loan                                          58,500    2,687,344
 FleetBoston Financial                                      77,900    2,760,581
 MBNA                                                      105,900    2,812,969
 UnionBanCal                                                42,300    1,171,181
*Wells Fargo                                                42,900    1,761,581
                                                                    ------------
                                                                     16,732,884
                                                                    ------------

 Cable, Media and Publishing: 2.37%
 Gannett                                                    37,700    2,408,087
 Knight-Ridder                                              29,300    1,437,531
                                                                    ------------
                                                                      3,845,618
                                                                    ------------

 Chemicals: 2.05%
 Avery Dennison                                             28,700    1,883,437
 Pharmacia                                                  28,917    1,444,043
                                                                    ------------
                                                                      3,327,480
                                                                    ------------

 Computers and Technology: 5.17%
*CGS Systems International                                  34,100    1,572,863
 Compaq Computer                                            39,400    1,152,450
 Computer Associates
 International                                              25,500    1,423,218
*Gateway                                                    16,100      889,525
 International Business
 Machines                                                   21,500    2,399,937
 Pitney Bowes                                               23,400      956,475
                                                                    ------------
                                                                      8,394,468
                                                                    ------------

 Consumer Products: 1.03%
 Black and Decker                                           39,600    1,665,675
                                                                    ------------
                                                                      1,665,675
                                                                    ------------

                                                            Number      Market
                                                          of Shares      Value
--------------------------------------------------------------------------------

 Electronics and Electrical Equipment: 7.85%
*ATMEL                                                      13,600  $   665,550
 General Electric                                            7,900    1,242,275
 Honeywell International                                    50,975    2,854,600
*Integrated Device Technology                               39,400    1,893,663
 Intel                                                      22,900    2,904,006
 Motorola                                                    6,600      785,813
*National Semiconductor                                      7,900      479,925
 Symbol Technologies                                        24,000    1,338,000
 Teleflex                                                   17,100      591,018
                                                                    ------------
                                                                     12,754,850
                                                                    ------------

 Energy: 7.87%
 Amerada Hess                                               17,000    1,081,625
 Anadarko Petroleum                                         35,700    1,550,718
 Coastal                                                    40,500    2,032,594
 Halliburton                                                25,800    1,140,037
*Nabors Industries                                          25,800    1,017,488
 Schlumberger Limited                                       24,600    1,883,438
 Shell Transport and Trading                                28,400    1,370,300
 Tosco                                                      58,200    1,866,038
 Unocal                                                     26,100      843,356
                                                                    ------------
                                                                     12,785,594
                                                                    ------------

 Environmental Services: 0.50%
 Ecolab                                                     20,600      804,688
                                                                    ------------
                                                                        804,688
                                                                    ------------

 Food, Beverage and Tobacco: 1.50%
 Bestfoods                                                  27,100    1,361,775
*Suiza Foods                                                27,700    1,078,569
                                                                    ------------
                                                                      2,440,344
                                                                    ------------

 Healthcare and Pharmaceuticals: 6.68%
 American Home Products                                     34,300    1,927,231
 Biomet                                                     48,900    1,745,119
 Bristol-Myers Squibb                                       28,200    1,478,738
 Cardinal Health                                            20,900    1,150,806
 Johnson & Johnson                                          24,000    1,980,000
 Sybron International                                       58,700    1,827,038
*Watson Pharmaceutical                                      16,700      750,456
                                                                    ------------
                                                                     10,859,388
                                                                    ------------

 Industrial Machinery: 1.17%
 Pentair                                                    49,500    1,893,375
                                                                    ------------
                                                                      1,893,375
                                                                    ------------


                              2000 Semiannual Report o Delaware Pooled Trust  55

                                                            Number      Market
                                                          of Shares      Value
--------------------------------------------------------------------------------

 Leisure, Lodging and Entertainment: 0.42%
 Viad                                                       26,600     $674,975
                                                                    ------------
                                                                        674,975
                                                                    ------------

 Metals and Mining: 0.50%
 Reynolds Metals                                            12,200      811,300
                                                                    ------------
                                                                        811,300
                                                                    ------------

 Retail: 3.51%
 Circuit City Stores                                        26,600    1,564,413
*Kroger                                                     96,700    1,794,994
 Lowe's Companies                                           27,000    1,336,500
 Wal-Mart Stores                                            18,000      996,750
                                                                    ------------
                                                                      5,692,657
                                                                    ------------

 Telecommunications: 6.29%
 ALLTEL                                                     42,400    2,824,900
 A T & T                                                    47,000    2,194,313
 GTE                                                        34,000    2,303,500
 SBC Communications                                         40,000    1,752,500
*Tellabs                                                    20,700    1,134,619
                                                                    ------------
                                                                     10,209,832
                                                                    ------------

 Utilities: 1.31%
 Columbia Energy Group                                      20,600    1,292,650
 Unicom                                                     20,800      826,800
                                                                    ------------
                                                                      2,119,450
                                                                    ------------
--------------------------------------------------------------------------------
 Total Common Stock
 (cost $97,283,491)                                                  99,366,610
================================================================================

 CONVERTIBLE PREFERRED STOCK: 1.22%
 Sealed Air 2.00%                                           37,000    1,979,500
--------------------------------------------------------------------------------
 Total Convertible Preferred Stock
 (cost $2,312,500)                                                    1,979,500
================================================================================

                                                         Principal
                                                          Amount
 AGENCY MORTGAGE-BACKED SECURITIES: 12.81%
 Federal Home Loan
  Mortgage Corporation
  6.00% 2/1/11                                            $354,705      336,415
 Federal Home Loan
  Mortgage Corporation
  Gold 7.00% 4/1/29                                      1,165,659    1,115,754

                                                          Principal      Market
                                                           Amount        Value
--------------------------------------------------------------------------------

Federal National
 Mortgage Association
  6.00% 3/1/13                                          $  585,780  $   554,478
  7.00% 7/1/17                                             253,356      244,963
  7.00% 8/1/28                                             555,721      531,235
  7.00% 2/1/30                                           4,984,316    4,772,482
  7.50% 10/1/29                                          2,875,062    2,815,764
  7.50% 10/1/29                                          6,905,345    6,765,080
  8.00% 12/1/09                                             43,033       43,503
  8.00% 3/1/30                                           1,307,821    1,306,595
  8.50% 11/1/09                                            144,564      147,591
Government National
  Mortgage Association
  8.00% 4/15/30                                          2,160,000    2,166,750
--------------------------------------------------------------------------------
Total Agency Mortgage-Backed Securities
(cost $21,152,195)                                                   20,800,610
================================================================================

AGENCY OBLIGATIONS: 2.69%

Federal National
 Mortgage Association
 6.625% 4/15/02                                            500,000      495,504
 6.625% 9/15/09                                            430,000      410,353
 7.125% 1/15/30                                          3,500,000    3,465,571
--------------------------------------------------------------------------------
Total Agency Obligations
(cost $4,429,019)                                                     4,371,428
================================================================================

ASSET-BACKED SECURITIES: 5.06%

California Infrastructure
 PG and E Series 97-1 A4
 6.16% 6/25/03                                             360,000      357,847
Chase Credit Card Master
 Trust Series 99-1 A
 6.29% 9/15/06                                             675,000      675,594
Countrywide Home
 Equity Loan Series 97-1 A4
 6.95% 5/25/21                                             790,000      782,495
Discover Card Master
 Trust Series 99-2 A
 5.90% 10/15/04                                          1,130,000    1,099,264
First USA Credit
 Card Master Trust
 Series 98-3 A
 6.19% 2/18/04                                           1,140,000    1,140,279
 Series 99-1 A
 6.28% 10/19/06                                            675,000      675,641
MBNA Master Credit
 Card Trust Series 96-J A
 6.28% 2/15/06                                           1,350,000    1,351,080
 Series 96-K A
 6.26% 3/15/06                                             505,000      505,076


56  Delaware Pooled Trust o 2000 Semiannual Report

                                                          Principal      Market
                                                           Amount        Value
--------------------------------------------------------------------------------

Neiman Marcus Group
   Credit Card Master Trust
   Series 95-1 A
   7.60% 6/15/03                                        $   33,333   $   33,365
Peco Series 99-A A4
   5.80% 3/1/07                                          1,080,000    1,012,349
Philadelphia, Pennsylvania
   Authority For Industrial
   Development Series 97A
   6.488% 6/15/04                                          623,471      581,972
--------------------------------------------------------------------------------
Total Asset-Backed Securities
(cost $8,323,009)                                                     8,214,962
================================================================================

COLLATERALIZED MORTGAGE OBLIGATIONS: 2.35%

Federal Home Loan
 Mortgage Corporation
 Structured Pass Through
 Securities Series T11 A5
 6.50% 1/25/15                                           1,050,000    1,012,430
Federal National Mortgage
 Association Whole Loan
 Series 98-W3 A2
 6.50% 7/25/28                                             695,149      677,771
Government National
 Mortgage Association
 Series 98-9 B
 6.85% 12/20/25                                          1,450,000    1,367,031
Residential Accredit
 Loans Series 98-QS9 A3
 6.75% 7/25/28                                             770,000      756,314
--------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations
(cost $3,910,942)                                                     3,813,546
================================================================================

COMMERCIAL MORTGAGE-BACKED SECURITIES: 2.61%

Chase Commercial
 Mortgage Securities
 Series 96-2 C
 6.90% 11/19/06                                            520,000      492,375
DLJ Commercial Mortgage
 Series 99-CG
 6.46% 1/10/09                                           1,120,000    1,031,800
Lehman Large Loan
 Series 97-LLI A1
 6.79% 6/12/04                                             705,401      693,497
Mortgage Capital Funding
 Series 96-MC2-C
 7.224% 9/20/06                                            630,000      602,042
Nomura Asset Securities
 Series 93-1 A1
 6.68% 12/15/01                                            690,616      675,617
 Series 96-MD5 A3
 7.9184% 4/13/36                                           750,000      738,984
--------------------------------------------------------------------------------
Total Commercial Mortgage-Backed Securities
(cost $4,371,516)                                                     4,234,315
================================================================================

                                                          Principal      Market
                                                           Amount        Value
--------------------------------------------------------------------------------

CORPORATE BONDS: 8.79%

Automobiles and Automotive Parts: 0.86%
Daimlerchrysler
 6.90% 9/1/04                                           $  750,000  $   731,250
Meritor Automotive
 6.80% 2/15/09                                             780,000      669,981
                                                                    ------------
                                                                      1,401,231
                                                                    ------------

Banking, Finance and Insurance: 1.79%
Banco Santander-Chile
 6.50% 11/1/05                                             530,000      505,525
Bank of America
 6.63% 6/15/04                                             900,000      869,390
Fairfax Financial Holdings
 7.375% 3/15/06                                            210,000      183,844
Pemex Finance
 9.69% 8/15/09                                             885,000      907,656
Summit Capital Trust
 8.40% 3/15/27                                             460,000      439,897
                                                                    ------------
                                                                      2,906,312
                                                                    ------------

Cable, Media and Publishing: 0.49%
United News and Media
 7.75% 7/1/09                                              810,000      788,724
                                                                    ------------
                                                                        788,724
                                                                    ------------

Chemicals: 0.64%
duPont (E.I.) deNemours
 6.75% 10/15/04                                            450,000      439,883
Equistar Chemicals
 8.75% 2/15/09                                             620,000      600,625
                                                                    ------------
                                                                      1,040,508
                                                                    ------------

Computers and Technology: 0.37%
Sun Microsystems
 7.65% 8/15/09                                             610,000      603,135
                                                                    ------------
                                                                        603,135
                                                                    ------------

Environmental Services: 0.30%
USA Waste Services
 6.125% 7/15/01                                            510,000      490,321
                                                                    ------------
                                                                        490,321
                                                                    ------------

Healthcare and Pharmaceuticals: 0.57%
United Healthcare
 6.60% 12/1/03                                             980,000      926,934
                                                                    ------------
                                                                        926,934
                                                                    ------------

Retail: 1.08%
Safeway
 7.00% 9/15/02                                             820,000      803,725


                              2000 Semiannual Report o Delaware Pooled Trust  57

                                                          Principal      Market
                                                           Amount        Value
--------------------------------------------------------------------------------

SAKS
8.25% 11/15/08                                          $1,020,000  $   951,008
                                                                    ------------
                                                                      1,754,733
                                                                    ------------

Telecommunications: 1.43%
Cox Communications
 6.15% 8/1/03                                              780,000      740,840
MCI Communications
 6.125% 4/15/02                                            570,000      555,195
MCI Worldcom
 7.55% 4/1/04                                            1,030,000    1,028,865
                                                                    ------------
                                                                      2,324,900
                                                                    ------------

Textiles, Apparel and Furniture: 0.19%
Tommy Hilfiger
 6.85% 6/1/08                                              490,000      311,118
                                                                    ------------
                                                                        311,118
                                                                    ------------

Transportation and Shipping: 0.47%
Stagecoach Holdings
 8.625% 11/15/09                                           810,000      761,400
                                                                    ------------
                                                                        761,400
                                                                    ------------

Miscellaneous: 0.60%
Osprey Trust
 8.31% 1/15/03                                             975,000      971,102
                                                                    ------------
                                                                        971,102
                                                                    ------------
--------------------------------------------------------------------------------
Total Corporate Bonds
(cost $14,894,108)                                                   14,280,418
================================================================================

FOREIGN BONDS: 0.41%

South Africa: 0.41%
Republic of South Africa
 9.125% 5/19/09                                            680,000      663,094
--------------------------------------------------------------------------------
Total Foreign Bonds
(cost $677,450)                                                         663,094
================================================================================

U.S. TREASURY OBLIGATIONS: 2.16%

U.S. Treasury Inflation
 Index Notes
 3.625% 7/15/02                                          1,704,793    1,702,039
U.S. Treasury Notes
 5.25% 2/15/29                                           1,225,000    1,078,446
U.S. Treasury Strips
 6.625% 2/15/27                                          3,500,000      720,030
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
(cost $3,352,819)                                                     3,500,515
================================================================================

REPURCHASE AGREEMENTS: 1.71%

With Chase Manhattan
 5.68% 5/1/00 (dated
 4/28/00, collateralized

                                                          Principal      Market
                                                           Amount        Value
--------------------------------------------------------------------------------

 by $960,000 U.S.
 Treasury Notes 4.75%
 due 2/15/04, market
 value $909,945)                                        $  888,000   $  888,000
With J.P. Morgan Securities
 5.70% 5/1/00 (dated
 4/28/00, collateralized
 by $661,000 U.S.
 Treasury Notes 5.875%
 due 10/31/01, market
 value $672,871 and
 $287,000 U.S.
 Treasury Notes 6.25%
 due 10/31/01, market
 value $294,362)                                           947,000      947,000
With PaineWebber
 5.70% 5/1/00 (dated
 4/28/00, collateralized
 by $45,000 U.S.
 Treasury Notes 4.50% due 1/31/01, market
 value $45,368 and $612,000 U.S.
 Treasury Notes 5.50%
 due 7/31/01, market
 value $611,140 and
 $300,000 U.S.
 Treasury Notes 7.25%
 due 8/15/04, market
 value $311,113)                                           948,000      948,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $2,783,000)                                                     2,783,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 101.00%
(COST $163,490,049)                                                $164,007,998
================================================================================
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS: (1.00%)                                         (1,617,803)
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
 21,013,851 SHARES
 OUTSTANDING; EQUIVALENT TO
 $7.73 PER SHARE: 100.00%                                          $162,390,195
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT APRIL 30, 2000:
--------------------------------------------------------------------------------
Shares of beneficial interest
 (unlimited authorization-no par)                                  $184,454,446
Undistributed net investment income                                   1,574,617
Accumulated net realized loss on
 investments                                                        (24,156,817)
Net unrealized apppreciation of
 investments                                                            517,949
--------------------------------------------------------------------------------
Total net assets                                                   $162,390,195
================================================================================

* Non-income producing security for the period ended April 30, 2000.

ADR = American Depository Receipt See accompanying notes

58  Delaware Pooled Trust o 2000 Semiannual Report

Delaware Pooled Trust: The International Large-Cap Equity Portfolio Statement of Net Assets
April 30, 2000
(Unaudited)

                                                           Number   Market Value
                                                          of Shares    (U.S. $)
--------------------------------------------------------------------------------

COMMON STOCK: 95.86%

Australia: 10.76%

AMP                                                         7,444     $ 65,198
Foster's Brewing Group                                     34,000       85,882
National Australia Bank                                     7,300       99,998
Rio Tinto                                                   4,060       60,302
                                                                      --------
                                                                       311,380
                                                                      --------

Belgium: 1.67%

Electrabel                                                    200       48,351
                                                                      --------
                                                                        48,351
                                                                      --------

France: 10.70%

Alcatel                                                       300       69,554
Compagnie de Saint Gobain                                     400       54,588
Societe Generale                                              400       82,846
Total Fina Class B ADR                                        678      102,883
                                                                      --------
                                                                       309,871
                                                                      --------

Germany: 9.90%

Bayer                                                       2,200       89,311
Bayerische Vereinsbank                                      1,400       87,065
RWE                                                         1,600       51,934
Siemens                                                       400       58,189
                                                                      --------
                                                                       286,499
                                                                      --------

Hong Kong: 3.02%

Hong Kong Electric                                         28,000       87,352
                                                                      --------
                                                                        87,352
                                                                      --------

Japan: 16.11%

Canon                                                       2,000       91,507
Eisai                                                       3,000       87,524
Hitachi                                                     6,000       71,687
Matsushita Electric Industrial                              4,000      105,955
Nichido Fire & Marine Insurance                             9,000       40,845
West Japan Railway                                             20       68,908
                                                                      --------
                                                                       466,426
                                                                      --------

Netherlands: 7.17%

Elsevier                                                    6,300       61,289
ING Groep                                                   1,200       65,484
Royal Dutch Petroleum                                       1,400       80,701
                                                                      --------
                                                                       207,474
                                                                      --------

                                                           Number   Market Value
                                                          of Shares    (U.S. $)
--------------------------------------------------------------------------------

New Zealand: 3.01%

Telecom Corporation of New
   Zealand                                                 20,600    $   87,047
                                                                     ----------
                                                                         87,047
                                                                     ----------

Singapore: 0.95%

Overseas Chinese Banking                                    4,000        27,421
                                                                     ----------
                                                                         27,421
                                                                     ----------

Spain: 7.05%

Banco Central
   Hispanoamericano                                         6,700        69,871
Iberdrola                                                   4,400        56,447
Telefonica de Espana                                        3,500        77,900
                                                                     ----------
                                                                        204,218
                                                                     ----------

United Kingdom: 25.52%

Bass                                                        8,200        95,944
BG Group                                                   16,900       102,092
Boots                                                      10,500        80,473
British Airways                                            15,300        79,980
Cable & Wireless                                            5,800        96,173
GKN                                                         6,600        91,250
Glaxo Wellcome                                              3,700       114,408
HSBC                                                        7,060        78,318
                                                                     ----------
                                                                        738,638
                                                                     ----------

--------------------------------------------------------------------------------
Total Common Stock
(cost $2,880,141)                                                     2,774,677
================================================================================
                                                          Principal
                                                            Amount
REPURCHASE AGREEMENTS : 3.11%

With Chase Manhattan
   5.68% 5/1/00 (dated
   4/28/00, collateralized
   by $30,000 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $29,754)                                          $29,000      29,000


                               2000 Semiannual Report o Delaware Pooled Trust 59

                                                       Principal    Market Value
                                                        Amount         (U.S. $)
--------------------------------------------------------------------------------
With J.P. Morgan Securities
   5.70% 5/1/00 (dated
   4/28/00, collateralized
   by $22,000 U.S.
   Treasury Notes 5.875%
   due 10/31/01, market
   value $22,002 and
   $9,000 U.S.
   Treasury Notes 6.25%
   due 10/31/01, market
   value $9,625)                                        $31,000         $31,000
With PaineWebber
   5.70% 5/1/00 (dated
   4/28/00, collateralized
   by $1,000 U.S.
   Treasury Notes 4.50%
   due 1/31/01, market
   value $1,483 and
   $19,000 U.S.
   Treasury Notes 5.50%
   due 7/31/01, market
   value $19,984 and
   $10,000 U.S.
   Treasury Notes 7.25%
   due 8/15/01, market
   value $10,173)                                        30,000          30,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $90,000)                                                           90,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 98.97%
(COST $2,970,141)                                                    $2,864,677
================================================================================
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER
   ASSETS NET OF LIABILITIES: 1.03%                                      29,791
================================================================================
NET ASSETS APPLICABLE TO
   353,339 SHARES
   OUTSTANDING; EQUIVALENT TO
   $8.19 PER SHARE: 100.00%                                          $2,894,468
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT APRIL 30, 2000:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization-no par)                                  $3,003,541
Undistributed net investment loss*                                      (10,184)
Accumulated net realized gain on
   investments                                                            7,498
Net unrealized depreciation of
   investments and foreign currencies                                  (106,387)
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                     $2,894,468
================================================================================

ADR = American Depository Receipt

* Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

See accompanying notes.

Delaware Pooled Trust:
The Global Equity Portfolio
Statement of Net Assets
April 30, 2000
(Unaudited)

                                                         Number     Market Value
                                                       of Shares      (U.S. $)
--------------------------------------------------------------------------------
COMMON STOCK: 96.52%

Australia: 6.22%

Amcor                                                     8,700        $25,755
CSR                                                      20,000         43,793
Foster's Brewing Group                                   21,500         54,308
National Australia Bank                                   3,100         42,465
Orica                                                     8,800         34,786
Paperlinx                                                 2,900          5,224
                                                                       -------
                                                                       206,331
                                                                       -------

Belgium: 1.49%

Electrabel                                                  205         49,560
                                                                       -------
                                                                        49,560
                                                                       -------

France: 7.36%

Alcatel                                                     210         48,688
Compagnie de Saint Gobain                                   250         34,118
Societe Generale                                            250         51,779
Total Fina Class B ADR                                      722        109,560
                                                                       -------
                                                                       244,145
                                                                       -------

Germany: 7.95%

Bayer                                                     1,700         69,013
Bayerische Vereinsbank                                    1,090         67,786
RWE                                                       1,940         62,969
Siemens                                                     440         64,008
                                                                       -------
                                                                       263,776
                                                                       -------

Hong Kong: 3.02%

Hong Kong Electric                                        8,500         26,517
Jardine Matheson Holdings                                 8,800         35,200
Wharf Holdings                                           18,514         38,387
                                                                       -------
                                                                       100,104
                                                                       -------

Japan: 4.09%

Canon                                                     1,000         45,753
Eisai                                                     1,000         29,175
Matsushita Electric Industrial                            1,000         26,489
West Japan Railway                                           10         34,454
                                                                       -------
                                                                       135,871
                                                                       -------
Malaysia: 1.06%

Sime Darby Berhad                                        30,000         35,210
                                                                       -------
                                                                        35,210
                                                                       -------

60 Delaware Pooled Trust o 2000 Semiannual Report

                                                        Number      Market Value
                                                       of Shares       (U.S. $)
--------------------------------------------------------------------------------
Netherlands: 4.54%

Elsevier                                                 4,700        $ 45,724
ING Groep                                                  613          33,451
Royal Dutch Petroleum                                    1,240          71,478
                                                                      --------
                                                                       150,653
                                                                      --------

New Zealand: 2.54%

Carter Holt Harvey                                      17,500          14,790
Telecom Corporation of
   New Zealand                                          16,461          69,557
                                                                      --------
                                                                        84,347
                                                                      --------

South Africa: 1.29%

Sanlam                                                  23,300          27,662
Sasol                                                    2,600          15,261
                                                                      --------
                                                                        42,923
                                                                      --------

Spain: 2.98%

Iberdrola                                                2,300          29,506
Telefonica                                               3,118          69,398
                                                                      --------
                                                                        98,904
                                                                      --------

United Kingdom: 20.58%

Associated British Foods                                 3,784          22,506
Bass                                                     8,042          94,095
Blue Circle Industry                                     9,800          65,724
Boots                                                    7,950          60,929
Cable & Wireless                                         5,600          92,857
GKN                                                      7,200          99,545
Glaxo Wellcome                                           3,600         111,316
Halifax Group                                            3,450          32,363
Powergen                                                 8,100          50,887
Taylor Woodrow                                          21,500          52,722
                                                                      --------
                                                                       682,944
                                                                      --------

United States: 33.40%

ALLTEL                                                     600          39,975
Aon                                                      1,500          40,594
A T & T                                                  1,050          49,022
Avon Products                                            1,500          62,250
Bank of America                                            905          44,345
Bank of New York                                         1,100          45,169
Baxter International                                       900          58,612
Bestfoods                                                1,100          55,275
Block (H & R)                                            1,200          50,175
Bristol-Myers Squibb                                     1,100          57,681
Chase Manhattan                                            500          36,031
Chevron                                                    550          46,819
Compaq Computer                                          1,800          52,650
Computer Associates
   International                                           800          44,650
Exxon Mobil                                                700          54,381
Federal National Mortgage                                  800          48,250
Intel                                                      400          50,725

                                                        Number      Market Value
                                                       of Shares       (U.S. $)
--------------------------------------------------------------------------------
International Business Machines                             500      $   55,813
International Paper                                       1,040          38,207
McGraw-Hill                                               1,000          52,500
MCI Worldcom                                                900          40,894
Minnesota Mining &                                          600          51,900
   Manufacturing
Pitney Bowes                                                800          32,700
                                                                     ----------
                                                                      1,108,618
                                                                     ----------
--------------------------------------------------------------------------------
Total Common Stock
(cost $3,238,450)                                                     3,203,386
================================================================================
                                                         Principal
                                                          Amount
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 2.41%

With Chase Manhattan
   5.68% 5/01/00 (dated
   4/28/00, collateralized by
   $28,000 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $26,157)                                         $25,600        25,600
With J.P. Morgan Securities
   5.70% 5/01/00 (dated
   4/28/00, collateralized
   by $19,000 U.S.
   Treasury Notes 5.875%
   due 10/31/01, market
   value $19,342 and
   $8,000 U.S.
   Treasury Notes 6.25%
   due 10/31/01, market
   value $8,462)                                           27,200        27,200
With PaineWebber
   5.70% 5/01/00 (dated
   4/28/00, collateralized
   by $1,000 U.S.
   Treasury Notes 4.50%
   due 1/31/01, market
   value $1,304 and
   $18,000 U.S.
   Treasury Notes 5.50%
   due 7/31/01, market
   value $17,568 and
   $9,000 U.S.
   Treasury Notes 7.25%
   due 8/15/01, market
   value $8,943)                                           27,200        27,200
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $80,000)                                                           80,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 98.93%
(COST $3,318,450)                                                    $3,283,386
================================================================================

                               2000 Semiannual Report o Delaware Pooled Trust 61

--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES: 1.07%                                            $35,453
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   383,923 SHARES
   OUTSTANDING; EQUIVALENT TO
   $8.64 PER SHARE: 100.00%                                          $3,318,839
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
  AT APRIL 30, 2000:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization-no par)                                  $3,280,746
Undistributed net investment income*                                     17,710
Accumulated net realized gain on
   investments                                                           58,823
Net unrealized depreciation of
   investments and foreign currencies                                   (38,440)
--------------------------------------------------------------------------------
Total net assets                                                     $3,318,839
================================================================================

ADR = American Depository Receipt

* Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

See accompanying notes

Delaware Pooled Trust:
The International Equity Portfolio
Statement of Net Assets
April 30, 2000
(Unaudited)

                                                         Number     Market Value
                                                       of Shares      (U.S. $)
--------------------------------------------------------------------------------
COMMON STOCK: 96.49%
 Australia: 10.43%

+Amcor                                                 4,357,804   $ 12,900,725
 CSR                                                   8,676,603     18,998,507
 Foster's Brewing Group                                8,511,575     21,499,825
 National Australia Bank                               2,041,127     27,959,958
 Orica                                                 1,357,200      5,365,016
+Paperlinx                                             1,452,601      2,616,617
                                                                   ------------
                                                                     89,340,648
                                                                   ------------

 Belgium: 1.02%

+Electrabel                                               36,080      8,722,567
                                                                   ------------
                                                                      8,722,567
                                                                   ------------

 France: 10.04%

+Alcatel                                                 100,809     23,372,163
+Compagnie de Saint Gobain                               108,445     14,799,589
+Societe Generale                                        110,911     22,971,416
 Total Fina Class B ADR                                  163,818     24,858,641
                                                                   ------------
                                                                     86,001,809
                                                                   ------------

 Germany: 8.97%

+Bayer                                                   482,400     19,583,404
+Bayerische Vereinsbank                                  301,350     18,740,740
 Continental                                             307,550      5,634,433
+Rheinisch Westfaelisches Elek                           508,700     16,511,608
+Siemens                                                 112,800     16,409,242
                                                                   ------------
                                                                     76,879,427
                                                                   ------------

 Hong Kong: 4.35%

 Hong Kong Electric                                    5,429,000     16,936,874
 Jardine Matheson Holdings                             1,984,478      7,937,912
 Wharf Holdings                                        5,959,171     12,355,648
                                                                   ------------
                                                                     37,230,434
                                                                   ------------

 Japan: 14.66%
 Canon                                                   700,000     32,027,408
 Chiyoda Fire and Marine
  Insurance                                              535,000      1,471,658
+Eisai                                                   703,500     20,524,447
 Hitachi                                               1,852,000     22,127,253
 Matsushita Electric Industrial                          892,000     23,628,040
 Nichido Fire & Marine
  Insurance                                             1,099,000     4,987,588
 West Japan Railway                                         6,005    20,689,632
 Yokohama Reito                                            28,000       140,298
                                                                   ------------
                                                                    125,596,324
                                                                   ------------

62 Delaware Pooled Trust o 2000 Semiannual Report

                                                    Number          Market Value
                                                  of Shares          (U.S. $)
--------------------------------------------------------------------------------
 Malaysia: 0.58%

 Sime Darby Berhad                                4,225,000         $ 4,958,750
                                                                    -----------
                                                                      4,958,750
                                                                    -----------

 Netherlands: 7.10%

 Elsevier                                         1,337,400          13,010,816
+ING Groep                                          325,035          17,737,220
 Vopak                                              336,340           8,394,219
+Royal Dutch Petroleum                              376,100          21,679,638
                                                                    -----------
                                                                     60,821,893
                                                                    -----------

 New Zealand: 2.79%

 Carter Holt Harvey                               7,165,400           6,055,609
+Telecom Corporation of
 New Zealand                                      4,215,360          17,812,383
                                                                    -----------
                                                                     23,867,992
                                                                    -----------

 South Africa: 1.78%

 Sanlam                                           7,309,400           8,677,925
 Sasol                                            1,128,100           6,621,692
                                                                    -----------
                                                                     15,299,617
                                                                    -----------

 Spain: 6.31%

+Banco Santander Central
 Hispano                                          1,723,366          17,972,164
 Iberdrola                                        1,188,867          15,251,751
+Telefonica                                         936,649          20,847,199
                                                                    -----------
                                                                     54,071,114
                                                                    -----------
 United Kingdom: 28.46%

 Associated British Foods                              48,400           287,861
 Bass                                               1,836,025        21,482,372
 BG Group                                           4,316,773        26,077,482
 Blue Circle Industries                             3,553,970        23,834,921
 Boots                                              2,662,691        20,407,094
 British Airways                                    3,415,845        17,856,192
 Cable & Wireless                                   1,488,437        24,680,544
 GKN                                                1,485,000        20,531,188
 Glaxo Wellcome                                       840,831        25,999,358
 Great Universal Stores                             3,412,200        20,612,984
 Halifax                                              879,300         8,248,382
 PowerGen                                           3,314,317        20,821,511
 Rio Tinto                                            806,300        12,522,304
 Taylor Woodrow                                       173,000           424,230
                                                                    -----------
                                                                    243,786,423
                                                                    -----------
--------------------------------------------------------------------------------
 Total Common Stock
(cost $755,445,062)                                                 826,576,998
================================================================================

                                                    Principal       Market Value
                                                     Amount           (U.S. $)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS: 2.47%

With Chase Manhattan
   5.68% 5/1/00 (dated
   4/28/00, collateralized
   by $7,275,000 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $6,903,555)                               $6,734,000       $ 6,734,000
With J.P. Morgan Securities
   5.70% 5/1/00 (dated
   4/28/00, collateralized
   by $5,014,000 U.S.
   Treasury Notes 5.875%
   due 10/31/01, market
   value $5,104,924 and
   $2,180,000 U.S.
   Treasury Notes 6.25%
   due 10/31/01, market
   value $2,233,257)                                7,190,000         7,190,000
With PaineWebber
   5.70% 5/1/00 (dated
   4/28/00, collateralized
   by $345,000 U.S.
   Treasury Notes 4.50%
   due 1/31/01, market
   value $344,197 and
   $4,639,000 U.S.
   Treasury Notes 5.50%
   due 7/31/01, market
   value $4,636,583 and
   $2,273,000 U.S.
   Treasury Notes 7.25%
   due 8/15/01, market
   value $2,360,342)                                7,190,000         7,190,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $21,114,000)                                                   21,114,000
================================================================================


                               2000 Semiannual Report o Delaware Pooled Trust 63

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 98.96%
(COST $776,559,062)                                                $847,690,998
================================================================================
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES: 1.04%                                          8,904,914
================================================================================
NET ASSETS APPLICABLE TO
   48,661,664 SHARES
   OUTSTANDING; EQUIVALENT TO
   $17.60 PER SHARE: 100.00%                                       $856,595,912
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT APRIL 30, 2000:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization-no par)                                $732,231,255
Undistributed net investment income*                                  9,062,071
Accumulated net realized gain on
   investments                                                       44,280,398
Net unrealized appreciation of
   investments and foreign currencies                                71,022,188
--------------------------------------------------------------------------------
Total net assets                                                   $856,595,912
================================================================================

* Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

+ Security is partially or fully on loan.

See accompanying notes

Delaware Pooled Trust:
The Labor Select International Equity Portfolio
Statement of Net Assets
April 30, 2000
(Unaudited)

                                                     Number         Market Value
                                                   of shares           (U.S.$)
--------------------------------------------------------------------------------
 COMMON STOCK: 97.17%

 Australia: 11.01%

+Amcor                                               599,077        $ 1,773,491
 CSR                                                 872,600          1,910,667
 Foster's Brewing Group                            1,382,202          3,491,375
 National Australia Bank                             302,669          4,146,049
 Orica                                               272,100          1,075,612
+Paperlinx                                           199,692            359,712
                                                                    -----------
                                                                     12,756,906
                                                                    -----------

 Belgium: 1.27%

+Electrabel                                            6,078          1,469,395
                                                                    -----------
                                                                      1,469,395
                                                                    -----------

 France: 11.82%

 Alcatel                                              20,926          4,851,609
 Societe Generale                                     19,259          3,988,842
 Total Fina Class B ADR                               32,055          4,864,201
                                                                    -----------
                                                                     13,704,652
                                                                    -----------

 Germany: 11.43%

+Bayer                                                65,850          2,673,232
+Bayerische Vereinsbank                               42,700          2,655,482
 Continental                                          75,900          1,390,517
+RWE                                                  90,300          2,930,997
 Siemens                                              24,750          3,600,432
                                                                    -----------
                                                                     13,250,660
                                                                    -----------

 Japan: 14.61%

 Canon                                               101,000          4,621,097
 Eisai                                               133,000          3,880,244
+Kinki Coca-Cola Bottling                             22,000            282,208
 Matsushita Electric                                 129,000          3,417,060
 Nichido Fire & Marine
   Insurance                                         285,000          1,293,414
 West Japan Railway                                      900          3,100,861
 Yokohama Reito                                       67,000            335,713
                                                                    -----------
                                                                     16,930,597
                                                                    -----------

 Netherlands: 7.25%

 Elsevier                                            204,800          1,992,384
 ING Groep                                            48,039          2,621,497
 Royal Dutch Petroleum                                55,960          3,225,718
 Vopak                                                22,780            568,533
                                                                    -----------
                                                                      8,408,132
                                                                    -----------

64 Delaware Pooled Trust o 2000 Semiannual Report

                                                     Number         Market Value
                                                    of shares         (U.S.$)
--------------------------------------------------------------------------------
 New Zealand: 3.76%

 Carter Holt Harvey Limited                         1,290,800       $ 1,090,878
+Telecom Corporation of
 New Zealand                                          773,885         3,270,121
                                                                    -----------
                                                                      4,360,999
                                                                    -----------

 Spain: 6.59%

+Acerinox                                              20,675           823,340
 Banco Central
   Hispanoamericano                                   343,478         3,581,969
 Iberdrola                                            252,000         3,232,861
                                                                    -----------
                                                                      7,638,170
                                                                    -----------

 United Kingdom: 29.43%

 Associated British Food                              208,560         1,240,421
 Bass                                                 270,633         3,166,536
 BG                                                   546,324         3,300,325
 Blue Circle Industries                               418,884         2,809,272
 Boots                                                422,400         3,237,310
 British Airways                                      573,643         2,998,696
 GKN                                                  264,500         3,656,902
 Glaxo Wellcome                                       120,760         3,734,023
 Great Universal Stores                               540,400         3,264,538
 Halifax Group                                        129,200         1,211,977
 PowerGen                                             447,250         2,809,756
 Rio Tinto                                            124,554         1,934,395
 Taylor Woodrow                                       306,750           752,211
                                                                    -----------
                                                                     34,116,362
                                                                    -----------

--------------------------------------------------------------------------------
Total Common Stock
(cost $106,253,275)                                                 112,635,873
================================================================================
                                                    Principal
                                                      Amount
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS: 1.31%

With Chase Manhattan
   5.68% 5/1/00 (dated
   4/28/00, collateralized
   by $524,000 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $497,315)                                   $485,000           485,000
With J.P. Morgan Securities
   5.70% 5/1/00 (dated
   4/28/00, collateralized
   by $361,000 U.S.
   Treasury Notes 5.875%
   due 10/31/01, market
   value $367,746 and
   $157,000 U.S.
   Treasury Notes 6.25%
   due 10/31/01, market
   value $160,878)                                    518,000           518,000

                                                    Principal       Market Value
                                                      Amount           (U.S.$)
--------------------------------------------------------------------------------

With PaineWebber
   5.70% 5/1/00 (dated
   4/28/00, collateralized
   by $25,000 U.S.
   Treasury Notes 4.50%
   due 1/31/01, market
   value $24,795 and
   $334,000 U.S.
   Treasury Notes 5.50%
   due 7/31/01, market
   value $334,008 and
   $164,000 U.S.
   Treasury Notes 7.25%
   due 8/15/01, market
   value $170,033)                                   $518,000          $518,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $1,521,000)                                                     1,521,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 98.48%
(COST $107,774,275)                                                $114,156,873
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES: 1.52%                                          1,767,376
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   8,350,134 SHARES
   OUTSTANDING; EQUIVALENT TO
   $13.88 PER SHARE: 100.00%                                       $115,924,249
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT APRIL 30, 2000:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization-no par)                                 105,225,575
Undistributed net investment income*                                    561,557
Accumulated net realized gain on
   investments                                                        3,839,366
Net unrealized appreciation of
   investments and foreign currencies                                 6,297,751
--------------------------------------------------------------------------------
Total net assets                                                   $115,924,249
================================================================================

ADR = American Depository Receipt

* Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

+ Security is partially or fully on loan.

See accompanying notes

                               2000 Semiannual Report o Delaware Pooled Trust 65

Delaware Pooled Trust:The International Small-Cap Portfolio
Statement of Net Assets
April 30, 2000
(Unaudited)

                                                         Number     Market Value
                                                       of Shares       (U.S. $)
--------------------------------------------------------------------------------

 COMMON STOCK: 93.30%

 Australia: 1.03%

*Simeon Wines                                             18,500      $ 29,166
                                                                      --------
                                                                        29,166
                                                                      --------

 Canada: 0.97%

 Magellan Aerospace                                        6,950        27,231
                                                                      --------
                                                                        27,231
                                                                      --------

 Denmark: 1.99%

 Bang & Olufsen Holding Class B                            1,684        55,904
                                                                      --------
                                                                        55,904
                                                                      --------

 Finland: 0.94%

 Huhtamaki Van Leer Oyj                                      400        11,820
 Talentum                                                    900        14,754
                                                                      --------
                                                                        26,574
                                                                      --------

 France: 11.79%

 Boiron                                                      465        23,189
 Carbone Lorraine                                            520        22,694
*Financiere Marc de Lacharriere                              235        32,605
*IMV Technologies                                          1,300        23,781
 Manitou                                                     770        61,607
 Mecatherm                                                   900        33,549
 Norbert Dentressangle                                     1,225        20,438
*Remy Cointreau                                            1,640        32,938
 Royal Canin                                                 490        45,932
 Walter                                                      340        35,241
                                                                      --------
                                                                       331,974
                                                                      --------

 Germany: 11.40%

 AGIV                                                      1,900        34,722
 Babcock Borsig                                              655        24,476
 Boewe Systec                                              1,470        33,680
 Cewe Color Holding                                        1,900        40,596
 Escada                                                      350        35,004
 FAG Kugelfischer Georg Schaefer                           7,601        61,852
 KSB Vorzug                                                  265        24,094
 Ludwig Beck AM Rathauseck                                 4,819        66,598
                                                                      --------
                                                                       321,022
                                                                      --------

                                                         Number     Market Value
                                                       of Shares       (U.S. $)
--------------------------------------------------------------------------------

 Hong Kong: 5.28%

 Cafe De Coral Holdings                                  84,000       $ 30,196
 Chen Hsong Holdings                                    220,000         37,847
 Hung Hing Printing Group                                82,000         31,845
 South China Morning Post
  (Holdings)                                             46,000         48,721
                                                                      --------
                                                                       148,609
                                                                      --------

 Italy: 1.57%

 Carraro                                                  6,200         17,813
 La Doria                                                11,600         26,367
                                                                      --------
                                                                        44,180
                                                                      --------

 Japan: 13.91%

 Arc Land Sakamoto Limited                                3,000         36,677
 Aronkasei                                               12,000         38,900
 Daitec                                                   2,000         24,822
 Getz Brothers                                            8,000         42,234
 Kayaba Industry Limited                                 23,000         38,557
 Miyachi Technos                                          4,000         36,492
 Nagawa                                                   6,000         37,788
 Takara Printing                                          5,000         78,262
 Ube-Nitto Kasei                                         12,000         33,898
 Zuiko                                                    2,000         24,081
                                                                      --------
                                                                       391,711
                                                                      --------

 Netherlands: 6.95%

 Ahrend                                                   1,500         16,366
 Draka Holding                                              800         51,170
*ICT Automatisering                                       1,100         44,355
 Stork                                                    1,700         21,021
 Unique International                                     1,200         27,549
*Van Melle                                                1,400         35,386
                                                                      --------
                                                                       195,847
                                                                      --------

 New Zealand: 1.10%

 The Warehouse Group                                     15,000         30,963
                                                                      --------
                                                                        30,963
                                                                      --------

 Norway: 2.44%

 Nera                                                    15,200         68,713
                                                                      --------
                                                                        68,713
                                                                      --------

 Singapore: 2.66%

 Asia Pacific Breweries                                  10,000         22,617
 Courts (Singapore) Limited                              48,000         15,609
 Overseas Union Bank                                      7,994         36,534
                                                                      --------
                                                                        74,760
                                                                      --------

66 Delaware Pooled Trust o 2000 Semiannual Report

                                                         Number     Market Value
                                                       of Shares       (U.S. $)
--------------------------------------------------------------------------------

 Spain: 0.62%

 Portland Valderrivas                                      900        $ 17,347
                                                                      --------
                                                                        17,347
                                                                      --------

 Sweden: 1.07%

 IRO                                                     2,900          30,094
                                                                      --------
                                                                        30,094
                                                                      --------

 Switzerland: 2.72%

 Lindt & Spruengli                                           3          76,544
                                                                      --------
                                                                        76,544
                                                                      --------

 United Kingdom: 26.86%

 Arriva                                                  8,300          25,393
 Body Shop International                                34,564          68,613
 Bovis Homes Group                                       8,375          40,813
*Bradstock Group                                        52,465          16,337
 Bristol Water Holdings                                  2,000          24,911
 Dairy Crest Group                                      23,910          51,745
 Fuller Smith & Turner                                   4,795          32,848
 Glynwed International                                  11,300          39,234
 Harvey Nichols                                         21,100          45,500
 Hewden Stuart                                          21,200          24,921
 H.P. Bulmer Holdings                                    7,210          50,796
 IMI                                                    10,500          40,543
 Laird Group                                            14,500          45,716
 Northern Foods                                         43,900          69,546
 Persimmon                                              11,100          34,478
 Rexam                                                  18,781          71,421
 TT Group                                               19,000          34,907
 Wilshaw                                                55,600          38,306
                                                                      --------
                                                                       756,028
                                                                      --------

--------------------------------------------------------------------------------
Total Common Stock
(cost $2,992,860)                                                    2,626,667
================================================================================
                                                      Principal
                                                       Amount
--------------------------------------------------------------------------------
Repurchase Agreements: 7.10%
With Chase Manhattan
   5.68% 5/01/00 (dated
   4/28/00, collateralized
   by $64,000 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $65,400)                                      $64,000          64,000
With J.P. Morgan Securities
   5.70% 5/01/00 (dated
   4/28/00, collateralized
   by $47,000 U.S.
   Treasury Notes 5.875%

                                                      Principal     Market Value
                                                        Amount        (U.S. $)
--------------------------------------------------------------------------------

   due 10/31/01, market
   value $48,344 and
   $21,000 U.S.
   Treasury Notes 6.25%
   due 10/31/01, market
   value $21,149)                                      $68,000         $68,000
With Paine Weber
   5.70% 5/01/00 (dated
   4/28/00, collateralized
   by $3,000 U.S.
   Treasury Notes 4.50%
   due 1/31/01, market
   value $3,260 and $44,000 U.S.
   Treasury Notes 5.50%
   due 7/31/01, market
   value $43,908 and
   $22,000 U.S.
   Treasury Notes 7.25%
   due 8/15/01, market
   value $22,352)                                       68,000          68,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $200,000)                                                        200,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 100.40%
(COST $3,192,860)                                                   $2,826,667
================================================================================
--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS: (0.40%)                                           (11,497)
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   358,218 SHARES
   OUTSTANDING; EQUIVALENT TO
   $7.86 PER SHARE: 100.00%                                         $2,815,170
================================================================================
COMPONENTS OF NET ASSETS
AT APRIL 30, 2000:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization-no par)                                 $3,044,481
Undistributed net investment income**                                   19,502
Accumulated net realized gain on
   investments                                                         117,642
Net unrealized depreciation of
   investments and foreign currencies                                 (366,455)
--------------------------------------------------------------------------------
Total net assets                                                    $2,815,170
================================================================================

* Non-income producing security for the period ended April 30, 2000.

** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

See accompanying notes

                               2000 Semiannual Report o Delaware Pooled Trust 67

Delaware Pooled Trust : The Emerging Markets Portfolio
Statement of Net Assets
April 30, 2000
(Unaudited)

                                                    Number          Market Value
                                                   of Shares          (U.S.$)
--------------------------------------------------------------------------------

COMMON STOCK: 91.94%

Argentina: 1.67%

Central Puerto Class B                               634,916        $ 1,029,269
Transportadora de Gas del
   Sur, Class B                                      593,300            967,742
                                                                    -----------
                                                                      1,997,011
                                                                    -----------

Brazil: 19.43%

Aracruz Celulose ADR                                 139,900          2,614,381
Centrais Electricas
   de Santa Catrina                                      620             21,303
Centrais Electricas
   de Santa Catrina GDR                                5,350            183,823
Centrais Electricas
   de Santa Catrina GDR                            3,142,000          1,078,350
Companhia Energetica de
   Minas Gerais                                   20,200,000            308,619
Companhia Energetica de
   Minas Gerais GDR                                   63,897            977,337
Companhia Paranaense de
   Energia Copel ADR                                 257,300          1,897,588
Gerdau Metalurgica                                75,843,000          3,400,655
Petroleo Brasileiro-ADR                              141,600          3,354,702
Petroleo Brasileiro-
   Petrobras                                       2,900,000            686,272
Rossi Residential GDR                                 22,000             37,187
Telecomunicacoes de
   Minas Gerais                                   76,266,000          2,575,270
Telecomunicacoes
   do Parana                                       7,901,666          2,799,416
Uniao de Bancos
   Brasileiros                                   105,210,000          2,329,588
Usinas Siderurgicas
   de Minas Gerais                                   213,400            887,149
Usinas Siderurgicas
   de Minas Gerais ADR                                16,152             67,223
                                                                    -----------
                                                                     23,218,863
                                                                    -----------

Chile: 2.49%

Administradora de
   Fondos de Pensiones
   Provida ADR                                       101,000          2,083,125
Empresa Nacional
   Electricidad ADR                                   77,851            895,287
                                                                    -----------
                                                                      2,978,412
                                                                    -----------

                                                      Number        Market Value
                                                    of Shares         (U.S.$)
--------------------------------------------------------------------------------

 China: 4.45%

*Beijing Capital
 International Airport                              5,852,000        $  984,199
 Guangdong Kelon
 Electric Holding                                   2,351,500         1,464,178
 Guangshen Railway                                 14,428,000         1,741,170
 Shenzhen Expressway                               10,078,800         1,125,733
                                                                     ----------
                                                                      5,315,280
                                                                     ----------

 Croatia: 1.23%

 Zagrebacka Banka GDR                                 102,335         1,468,507
                                                                     ----------
                                                                      1,468,507
                                                                     ----------

 Egypt: 0.68%

 Paints and Chemical
 Industries GDR                                       191,975           811,094
                                                                     ----------
                                                                        811,094
                                                                     ----------

 Estonia: 1.43%

 Eesti Telekom GDR                                     51,548         1,185,604
*Eesti Uhispank GDR                                   101,090           528,195
                                                                     ----------
                                                                      1,713,799
                                                                     ----------

 Greece: 1.31%

 Hellenic
   Telecommunications
     Organization                                     133,619         1,561,672
                                                                     ----------
                                                                      1,561,672
                                                                     ----------

 Hong Kong: 0.91%

 Hengan International Group                         4,870,000         1,094,143
                                                                     ----------
                                                                      1,094,143
                                                                     ----------

 Hungary: 1.64%

 Gedon Richter GDR                                     35,600         1,954,440
                                                                     ----------
                                                                      1,954,440
                                                                     ----------

 India: 6.86%

 Gas Authority of India                               237,347         1,513,087
 ICICI ADR                                             99,779         2,531,892
 Larsen & Toubro GDR                                   66,000           904,200
 Mahanagar Telecom
   Nigam GDR                                          133,700         1,738,100
 Videsh Sanchar Nigam
   GDR                                                 26,008           491,551
 Videsh Sanchar Nigam
   GDR                                                 53,903         1,018,767
                                                                     ----------
                                                                      8,197,597
                                                                     ----------

68 Delaware Pooled Trust o 2000 Semiannual Report

                                                     Number         Market Value
                                                    of Shares          (U.S.$)
--------------------------------------------------------------------------------

 Indonesia: 0.05%

 PT United Tractors                                    69,000       $    57,208
                                                                    -----------
                                                                         57,208
                                                                    -----------

 Israel: 3.83%

 Bank Hapoalim                                        735,478         2,259,033
 ECI Telecom Limited                                   83,405         2,319,702
                                                                    -----------
                                                                      4,578,735
                                                                    -----------

 Malaysia: 7.02%

 Leader Universal Holdings                          3,517,000         1,314,230
 Petronas Dagangan                                  1,998,000         2,166,224
 Public Finance                                        95,000           122,498
 Resorts World                                        822,000         2,660,649
 Sime Darby                                         1,806,200         2,119,881
                                                                    -----------
                                                                      8,383,482
                                                                    -----------

 Mexico: 4.38%

 ALFA Class A                                         337,400         1,066,474
 Cemex de C.V                                         561,326         2,445,215
*Grupo Minsa de C.V                                     5,900            27,288
*Grupo Minsa Class C                                  969,054           514,797
 Vitro ADR                                            310,400         1,183,400
                                                                    -----------
                                                                      5,237,174
                                                                    -----------

 Peru: 2.73%

 Banco de Credito del Peru                            272,723           172,634
 Creditcorp Limited                                   117,300         1,238,981
 Telefonica del Peru ADR                              122,200         1,848,275
                                                                    -----------
                                                                      3,259,890
                                                                    -----------

 Russia: 2.65%

 Gazprom ADR                                            8,200            54,735
 Gazprom ADR                                           87,563           584,483
 Lukoil Holding ADR                                    41,820         2,520,910
                                                                    -----------
                                                                      3,160,128
                                                                    -----------

 South Africa: 12.67%

 ABSA Group                                           526,838         1,864,777
 Iscor                                              1,230,068         2,721,189
 Kersaf Investments                                   427,018         1,514,606
 Network Healthcare
   Holdings                                         8,989,852         1,193,255
 Sanlam                                             1,569,000         1,862,761
 Sappi                                                422,200         2,957,673
 Sasol                                                514,900         3,022,346
                                                                    -----------
                                                                     15,136,607
                                                                    -----------

 South Korea: 2.01%

 Pohang Iron & Steel                                    8,380           662,000
 Pohang Iron & Steel ADR                               82,600         1,734,600
                                                                    -----------
                                                                      2,396,600
                                                                    -----------

                                                       Number       Market Value
                                                     of Shares         (U.S.$)
--------------------------------------------------------------------------------

 Taiwan: 4.85%

 China Steel                                           179,669      $ 2,549,054
 Yageo GDR                                             403,795        3,028,461
 Yageo GDR                                              29,371          220,280
                                                                    -----------
                                                                      5,797,795
                                                                    -----------

 Thailand: 5.64%

 Bangkok Bank                                          853,500        1,446,230
 Electricity Generating Public                       2,449,600        2,976,330
 Hana Microelectronics                                 298,300        2,241,266
 Thai Reinsurance                                       74,250           69,734
                                                                    -----------
                                                                      6,733,560
                                                                    -----------

 Turkey: 1.55%

 Efes Sinai Yatirim Holding                         93,046,130        1,602,254
*Efes Sinai Yatirim
 Holding GDR                                             7,680          250,368
                                                                    -----------
                                                                      1,852,622
                                                                    -----------

 United States: 2.46%

*India Fund                                            205,300        2,938,356
                                                                    -----------
                                                                      2,938,356
                                                                    -----------

--------------------------------------------------------------------------------
 Total Common Stock
 (cost $120,029,996)                                                109,842,975
================================================================================

                                                    Principal
                                                     Amount
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 7.57%

With Chase Manhattan
   5.68% 5/1/00 (dated
   4/28/00, collateralized
   by $3,115,000 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $2,955,443)                               $ 2,883,000        2,883,000
With J.P. Morgan Securities
   5.70% 5/1/00 (dated
   4/28/00, collateralized
   by $2,147,000 U.S.
   Treasury Notes 5.875%
   due 10/31/01, market
   value $2,185,441 and
   $933,000 U.S.
   Treasury Notes 6.25%
   due 10/31/01, market
   value $956,068)                                   3,078,000        3,078,000

                               2000 Semiannual Report o Delaware Pooled Trust 69

                                                     Principal      Market Value
                                                      Amount          (U.S.$)
--------------------------------------------------------------------------------

With PaineWebber
   5.70% 5/1/00 (dated
   4/28/00, collateralized
   by $148,000 U.S.
   Treasury Notes 4.50%
   due 1/31/01, market
   value $147,352 and
   $1,986,000 U.S.
   Treasury Notes 5.50%
   due 7/31/01, market
   value $1,984,943 and
   $973,000 U.S.
   Treasury Notes 7.25%
   due 8/15/01, market
   value $1,010,473)                                $3,078,000       $3,078,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $9,039,000)                                                     9,039,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 99.51%
(COST $129,068,996)                                                $118,881,975
================================================================================
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES: 0.49%                                            587,558
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   14,757,239 SHARES
   OUTSTANDING; EQUIVALENT TO
   $8.10 PER SHARE: 100.00%                                        $119,469,533
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT APRIL 30, 2000:
================================================================================
Shares of beneficial interest
   (unlimited authorization-no par)                                $131,277,625
Undistributed net investment income**                                   346,319
Accumulated net realized loss on
   investments                                                       (1,966,138)
Net unrealized depreciation of
   investments and foreign currencies                               (10,188,273)
--------------------------------------------------------------------------------
Total net assets                                                   $119,469,533
================================================================================

* Non-income producing security for the period ended April 30, 2000.

** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

ADR = American Depository Receipt

GDR = Global Depository Receipt

See accompanying notes

Delaware Pooled Trust:
The Global Fixed Income Portfolio
Statement of Net Assets
April 30, 2000
(Unaudited)

                                                   Principal        Market Value
                                                    Amount *          (U.S.$)

--------------------------------------------------------------------------------
BONDS: 96.43%

Australia: 5.29%

 New South Wales Treasury
   6.50% 5/1/06                                 A$ 34,000,000       $19,491,878
 Queensland Treasury
   8.00% 5/14/03                                   19,000,000        11,511,238
                                                                    -----------
                                                                     31,003,116
                                                                    -----------

 Austria: 4.94%

 Oesterreich Kontrollbank
   6.00% 5/19/09                                $   9,000,000         8,144,100
 Republic of Austria
   4.375% 02/28/02                              Eu 23,000,000        20,786,130
                                                                    -----------
                                                                     28,930,230
                                                                    -----------

 Belgium: 4.24%

+Kingdom of Belgium
   5.75% 09/28/10                               Eu 27,000,000        24,825,797
                                                                    -----------
                                                                     24,825,797
                                                                    -----------

 Canada: 7.31%

 British Columbia
   7.75% 6/16/03                                C$ 23,000,000        16,141,796
 Government of Canada
   10.25% 3/15/14                                   7,000,000         6,482,483
 Ontario Hydro
   10.00% 3/19/01                                  15,000,000        10,495,845
 Ontario Province
   6.25% 12/3/08                                NZ$ 6,000,000         2,634,437
   8.00% 3/11/03                                C$ 10,000,000         7,043,302
                                                                    -----------
                                                                     42,797,863
                                                                    -----------

 Finland: 4.50%

 Republic of Finland
   3.75% 11/12/03                               Eu 28,000,000        24,452,025
   5.50% 02/09/01                               Dem 4,000,000         1,873,040
                                                                    -----------
                                                                     26,325,065
                                                                    -----------

 France: 4.17%

 Government of France
   4.00% 10/25/09                               Eu 30,000,000        24,439,296
                                                                    -----------
                                                                     24,439,296
                                                                    -----------

70 Delaware Pooled Trust o 2000 Semiannual Report

                                                 Principal          Market Value
                                                  Amount *            (U.S.$)
--------------------------------------------------------------------------------

 Germany: 12.23%

 Deutschland Republic
   6.00% 1/4/07                                Eu 36,000,000        $34,063,361
   6.25% 1/4/24                                   24,000,000         23,359,166
 Depfa Pfandbriefbank
   5.625% 2/7/03                                   5,000,000          4,613,735
+Treuhandansstalt
   6.875% 6/11/03                                 10,000,000          9,592,060
                                                                    -----------
                                                                     71,628,322
                                                                    -----------

 Italy: 1.41%

 Republic of Italy
   6.00% 5/29/08                                 $ 9,000,000          8,275,050
                                                                    -----------
                                                                      8,275,050
                                                                    -----------

 Korea: 0.57%

+Korea Electric Power
   6.375% 12/1/03                                $ 3,600,000          3,373,020
                                                                    -----------
                                                                      3,373,020
                                                                    -----------

 Netherlands: 8.67%

 Baden Wurt L-Finance
   5.25% 9/26/01                              Dem 15,000,000          7,009,956
   5.75% 2/25/08                                 $ 4,000,000          3,587,600
   6.625% 8/20/03                             Dem 26,000,000         12,605,043
 Netherlands Government
   5.75% 2/15/07                               Eu 20,000,000         18,647,692
   7.50% 1/15/23                                   8,000,000          8,917,434
                                                                    -----------
                                                                     50,767,725
                                                                    -----------

 New Zealand: 12.23%

 New Zealand
   Government
   6.00% 11/15/11                             NZ$ 40,000,000         17,963,129
  +7.00% 7/15/09                                  42,000,000         20,358,601
   8.00% 2/15/01                                  16,000,000          7,842,695
   8.00% 4/15/04                                  40,500,000         20,323,922
  +8.00% 11/15/06                                 10,000,000          5,102,279
                                                                    -----------
                                                                     71,590,626
                                                                    -----------

 Norway: 1.21%

 Kingdom of Norway
   8.375% 1/27/03                                C$ 10,000,000        7,083,024
                                                                    -----------
                                                                      7,083,024
                                                                    -----------

                                                   Principal        Market Value
                                                    Amount *          (U.S.$)
--------------------------------------------------------------------------------

 Portugal: 4.47%

+Portuguese Government
 5.375% 6/23/08                                  Eu 29,000,000      $26,174,322
                                                                    -----------
                                                                     26,174,322
                                                                    -----------

 Supranational: 5.62%

 European Investment Bank
   5.375% 9/16/08                                  $ 9,000,000        7,889,400
 International Bank
   Reconstruction &
   Development
  +5.25% 1/12/09                                     9,000,000        7,785,180
   5.50% 11/3/08                                 NZ$ 7,000,000        2,980,862
   6.125% 9/27/02                                Dem 8,000,000        3,817,112
   7.00% 9/18/00                                 NZ$ 7,500,000        3,647,303
   7.25% 5/27/03                                    14,000,000        6,765,801
                                                                    -----------
                                                                     32,885,658
                                                                    -----------

 Sweden: 3.95%

 Swedish Export Credit
   6.50% 6/5/01                                  Sk 25,000,000        2,836,560
 Swedish Government
   8.00% 8/15/07                                    60,000,000        7,709,746
   9.00% 4/20/09                                    50,000,000        6,958,397
 Sweden Kingdom
   5.50% 04/12/02                                   50,000,000        5,624,978
                                                                    -----------
                                                                     23,129,681
                                                                    -----------

 United States: 15.62%

 Federal National
   Mortgage Association
    5.75% 9/5/00                                 A$ 15,000,000        8,741,421
 U.S. Treasury Inflation
   Index Notes
    3.375% 1/15/07                                 $10,647,900       10,265,483
    3.625% 7/15/02                                   6,320,160        6,309,952
    3.625% 1/15/08                                  29,238,440       28,497,246
 U.S. Treasury Notes
    6.00% 7/31/02                                   30,000,000       29,601,096
    6.125% 7/31/00                                   6,000,000        6,002,741
    6.375% 8/15/27                                   2,000,000        2,045,549
                                                                    -----------
                                                                     91,463,488
                                                                    -----------
--------------------------------------------------------------------------------
Total Bonds
(cost $630,232,451)                                                 564,692,283
================================================================================

                               2000 Semiannual Report o Delaware Pooled Trust 71

                                                   Principal        Market Value
                                                     Amount *         (U.S.$)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 0.97%

With Chase Manhattan
   5.68% 5/01/00 (dated
   4/28/00, collateralized
   by $1,946,000 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $1,846,376)                                $1,801,000       $1,801,000
With J.P. Morgan Securities
   5.70% 5/01/00 (dated
   4/28/00, collateralized
   by $1,341,000 U.S.
   Treasury Notes 5.875%
   due 10/31/01, market
   value $1,365,327 and
   $583,000 U.S.
   Treasury Notes 6.25%
   due 10/31/01, market
   value $597,291)                                   1,923,000        1,923,000
With PaineWebber
   5.70% 5/01/00 (dated
   4/28/00, collateralized
   by $92,000 U.S.
   Treasury Notes 4.50%
   due 1/31/01, market
   value $92,056 and
   $1,241,000 U.S.
   Treasury Notes 5.50%
   due 7/31/01, market
   value $1,240,068 and
   $608,000 U.S.
   Treasury Notes 7.25%
   due 8/15/01, market
   value $631,280)                                   1,923,000        1,923,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $5,647,000)                                                     5,647,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 97.40%
(COST $635,879,451)                                                $570,339,283
================================================================================
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
  NET OF LIABILITIES: 2.60%                                          15,242,739
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
  62,617,078 SHARES
  OUTSTANDING; EQUIVALENT TO
  $9.35 PER SHARE: 100.00%                                         $585,582,022
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
  AT APRIL 30, 2000:
================================================================================
Shares of beneficial interest
  (unlimited authorization-no par)                                 $667,756,215
Undistributed net investment loss **                                 (7,316,650)
Accumulated net realized loss on
  investments                                                        (8,632,525)
Net unrealized depreciation of
  investments and foreign currencies                                (66,225,018)
--------------------------------------------------------------------------------
Total net assets                                                   $585,582,022
================================================================================
* Principal amount is stated in the currency in which each security is denominated.

A$ = Australian Dollars

C$ = Canadian Dollars

Dem = German Deutsche Marks

Eu = European Monetary Units

NZ$ = New Zealand Dollars

Sk = Swedish Kroner

$ = U.S. Dollar

** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

+ Security is partially or fully on loan.

See accompanying notes

72 Delaware Pooled Trust o 2000 Semiannual Report

Delaware Pooled Trust: The International Fixed Income Portfolio
Statement of Net Assets
April 30, 2000
(Unaudited)

                                                    Principal       Market Value
                                                     Amount*          (U.S. $)
--------------------------------------------------------------------------------

BONDS: 96.14%

Australia: 4.61%

New South Wales Treasury
   7.00% 4/1/04                                   A$ 1,700,000      $   998,933
Queensland Treasury Global
   8.00% 8/14/01                                     2,000,000        1,189,772
   8.00% 5/14/03                                     2,500,000        1,514,637
                                                                    -----------
                                                                      3,703,342
                                                                    -----------

Austria: 2.25%

Republic of Austria
   4.375% 2/28/02                                 Eu 2,000,000        1,807,490
                                                                    -----------
                                                                      1,807,490
                                                                    -----------

Belgium: 4.58%

Kingdom of Belgium
   5.75% 9/28/10                                  Eu 4,000,000        3,677,896
                                                                    -----------
                                                                      3,677,896
                                                                    -----------

Canada: 4.68%

British Columbia
   7.75% 6/16/03                                  C$ 3,300,000        2,315,997
General Electric Capital
   of Canada
     7.125% 2/12/04                                    900,000          617,743
Ontario Hydro
   5.60% 6/2/08                                      1,300,000          828,319
                                                                    -----------
                                                                      3,762,059
                                                                    -----------

Finland: 4.31%

Republic of Finland
   9.50% 3/15/04                                  Eu 3,300,000        3,460,015
                                                                    -----------
                                                                      3,460,015
                                                                    -----------

France: 4.51%

Government of France
   4.50% 7/12/02                                  Eu 4,000,000        3,620,122
                                                                    -----------
                                                                      3,620,122
                                                                    -----------

Germany: 24.67%

Bayerische Vereinsbank
   6.50% 6/6/05                                   Eu 1,000,000          953,114
Deutschland Republic
   4.00% 7/4/09                                      9,000,000        7,413,617
   6.00% 1/4/07                                     10,500,000        9,935,146
   6.50% 7/4/27                                      1,500,000        1,507,681
                                                                    -----------
                                                                     19,809,558
                                                                    -----------

                                                  Principal         Market Value
                                                   Amount*            (U.S. $)
--------------------------------------------------------------------------------

Italy: 1.57%

Republic of Italy
   3.75% 6/8/05                                Jpy 120,000,000       $1,257,405
                                                                     ----------
                                                                      1,257,405
                                                                     ----------

Japan: 4.41%

Japanese Government
   6.70% 6/20/00                               Jpy 380,000,000        3,540,260
                                                                     ----------
                                                                      3,540,260
                                                                     ----------

Netherlands: 9.21%

Baden Wurt L-Finance
   5.25% 9/26/01                                 Dem 4,700,000        2,196,453
DSL Finance
   5.75% 3/19/09                                     1,500,000          695,103
   6.00% 2/21/06                                     2,900,000        1,377,569
Netherlands Government
   5.75% 2/15/07                                  Eu 3,000,000        2,797,154
   7.50% 1/15/23                                       300,000          334,404
                                                                     ----------
                                                                      7,400,683
                                                                     ----------

New Zealand: 11.14%

New Zealand Government
   6.00% 11/15/11                                NZ$ 5,000,000        2,245,391
   7.00% 7/15/09                                     5,500,000        2,666,007
   8.00% 2/15/01                                       100,000           49,017
   8.00% 4/15/04                                     4,900,000        2,458,944
   8.00% 11/15/06                                    3,000,000        1,530,683
                                                                     ----------
                                                                      8,950,042
                                                                     ----------

Portugal: 3.37%

Portuguese Government
   5.375% 6/23/08                                 Eu 3,000,000        2,707,689
                                                                     ----------
                                                                      2,707,689
                                                                     ----------

Spain: 1.02%

Kingdom of Spain
   3.10% 9/20/06                                Jpy 80,000,000          821,302
                                                                     ----------
                                                                        821,302
                                                                     ----------

Supranational: 4.56%

International Finance Corporation
   6.75% 7/15/09                                 NZ$ 1,500,000          688,480
International Bank
   Reconstruction &
   Development
     5.375% 11/6/03                                  1,500,000          683,380
     5.50% 11/3/08                                   1,000,000          425,837



                               2000 Semiannual Report o Delaware Pooled Trust 73

                                                   Principal        Market Value
                                                    Amount*           (U.S. $)
--------------------------------------------------------------------------------

Nordic Investment Bank
   4.875% 3/1/01                                 Dem 4,000,000      $ 1,863,557
                                                                    -----------
                                                                      3,661,254
                                                                    -----------

Sweden: 3.95%

Kingdom of Sweden
   5.50% 4/12/02                                  Sk 8,000,000          899,996
Sweden Government
   6.00% 2/9/05                                      3,000,000          343,383
   8.00% 8/15/07                                    15,000,000        1,927,436
                                                                    -----------
                                                                      3,170,815
                                                                    -----------

United Kingdom: 1.69%

Abbey National
   Treasury Service
    6.75% 2/25/04                                  C$ 2,000,000       1,356,887
                                                                    -----------
                                                                      1,356,887
                                                                    -----------

United States 5.61%

Federal National
   Mortgage Association
    7.25% 6/20/02                                NZ$ 3,000,000        1,452,146
KFW International
   Finance
    6.50% 12/28/01                                  C$ 600,000          405,648
US Treasury Inflation
   Index Notes
    3.625% 1/15/08                                   $2,714,998       2,646,173
                                                                    -----------
                                                                      4,503,967
                                                                    -----------
--------------------------------------------------------------------------------
Total Bonds
(cost $86,811,113)                                                   77,210,786
================================================================================

REPURCHASE AGREEMENTS: 1.48%

With Chase Manhattan
   5.68% 5/1/00 (dated
   04/28/00, collateralized
   by $409,000 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $388,108)                                     379,000          379,000
With J.P. Morgan Securities
   5.70% 5/1/00 (dated
   4/28/00, collateralized
   by $282,000 U.S.
   Treasury Notes 5.875%
   due 10/31/01, market
   value $286,992 and
   $123,000 U.S.
   Treasury Notes 6.25%
   due 10/31/01, market
   value $125,551)                                     404,000          404,000

                                                     Principal      Market Value
                                                      Amount*          (U.S. $)
--------------------------------------------------------------------------------

With PaineWebber
   5.70% 5/1/00 (dated
   4/28/00, collateralized
   by $19,000 U.S.
   Treasury Notes 4.50%
   due 1/31/00, market
   value $19,350 and
   $261,000 U.S.
   Treasury Notes 5.50%
   due 7/31/01, market
   value $260,662 and
   $128,000 U.S.
   Treasury Notes 7.25%
   due 8/15/01, market
   value $132,695)                                    $404,000         $404,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $1,187,000)                                                     1,187,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 97.62%
(COST $87,998,113)                                                  $78,397,786
================================================================================
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES: 2.38%                                          1,914,364
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   9,298,067 SHARES
   OUTSTANDING; EQUIVALENT TO
   $8.64 PER SHARE: 100.00%                                         $80,312,150
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
  AT APRIL 30, 2000:
================================================================================
Shares of beneficial interest
   (unlimited authorization-no par)                                $ 93,114,461
Undistributed net investment loss **                                   (783,243)
Accumulated net realized loss on
   investments                                                       (2,231,811)
Net unrealized depreciation of
   investments and foreign currencies                                (9,787,257)
--------------------------------------------------------------------------------
Total net assets                                                    $80,312,150
================================================================================

* Principal amount is stated in the currency in which each security is denominated:

A$ = Australian Dollars

C$ = Canadian Dollars

Dem = German Deutsche Marks

Eu = European Monetary Units

Jpy = Japanese Yen

NZ$ = New Zealand Dollars

Sk = Swedish Kroner

$ = U.S. Dollar

** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

See accompanying notes

74 Delaware Pooled Trust o 2000 Semiannual Report

Delaware Pooled Trust
Statements of Assets and Liabilities
April 30, 2000
(Unaudited)

                                                                         The
                                                          The           All-Cap              The              The
                                                        Select          Growth            Small-Cap       High-Yield
                                                        Equity          Equity           Value Equity        Bond
                                                       Portfolio       Portfolio          Portfolio        Portfolio
---------------------------------------------------------------------------------------------------------------------
Assets:
Investments at market                                 $ 2,133,044     $ 11,145,802       $ 2,080,170      $ 5,818,960
Cash                                                        1,211            1,492             1,231               --
Dividends and interest receivable                             824            3,948             3,054          164,139
Receivable for securities sold                            277,894           14,436           164,020          281,492
Other assets                                                   --            1,347                --               --
                                                      ---------------------------------------------------------------
Total assets                                            2,412,973       11,167,025         2,248,475        6,264,591
                                                      ---------------------------------------------------------------
Liabilities:
Payable for securities purchased                          281,827        1,352,633           169,020          281,492
Other accounts payable and accrued expenses                29,132            4,202             5,402           36,349
                                                      ---------------------------------------------------------------
Total liabilities                                         310,959        1,356,835           174,422          317,841
                                                      ---------------------------------------------------------------

Total net assets                                      $ 2,102,014       $9,810,190       $ 2,074,053      $ 5,946,750
                                                      ===============================================================

Investments at cost                                   $ 2,084,457     $ 11,072,158       $ 1,981,082      $ 6,523,312
                                                      ===============================================================

See accompanying notes

                               2000 Semiannual Report o Delaware Pooled Trust 75

Delaware Pooled Trust
Statements of Operations
(Unaudited)

                                          Six Months    Six Months    Six Months    Six Months  3/31/00*  Six Months    Six Months
                                             Ended        Ended         Ended         Ended       to        Ended         Ended
                                           4/30/00       4/30/00       4/30/00      4/30/00     4/30/00    4/30/00       4/30/00
                                        --------------------------------------------------------------------------------------------
                                                                                                  The
                                              The          The            The         The        All-Cap      The          The
                                           Large-Cap      Equity          Core       Select      Growth      Mid-Cap     Small-Cap
                                         Value Equity     Income         Equity      Equity      Equity   Growth Equity Value Equity
                                           Portfolio     Portfolio      Portfolio   Portfolio   Portfolio   Portfolio    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest                                $     62,500   $ 1,053,766    $   4,138   $     214     $ 20,971  $    6,466     $  3,915
Dividends                                  1,503,800     1,260,175       14,269      17,784           --       2,595       18,582
Foreign tax withheld                              --            --           --          --           --          --           --
                                        --------------------------------------------------------------------------------------------
                                           1,566,300     2,313,941       18,407      17,998       20,971       9,061       22,497
                                        --------------------------------------------------------------------------------------------
Expenses:
Management fees                              329,257       336,435        5,456      15,028        3,153      28,863        7,528
Accounting and administration                 28,394        33,060          613         840          172       1,625          396
Reports and statements to shareholders        12,000        22,500          954       2,635          200         550        1,329
Registration fees                             12,600        55,400        2,305       4,075          200         375        1,781
Professional fees                              5,400         9,855          870         302          150         350        1,207
Taxes (other than taxes on income)             2,700         6,100          560         664           20         100          165
Dividend disbursing and transfer agent
 fees and expenses                             2,356         1,850          400          69           27       1,582          321
Custodian fees                                 5,061         4,567        1,007         404           80         624          604
Trustees' fees                                   884           570           17         110            5         225           --
Other                                          1,185        12,777           26         417          210         918          454
                                        --------------------------------------------------------------------------------------------
                                             399,837       483,114       12,208      24,544        4,217      35,212       13,785

Less expenses absorbed or waived              (1,640)      (67,940)      (4,712)     (6,402)      (1,347)        (56)      (4,816)
Less expenses paid indirectly                 (2,506)       (2,963)        (113)        (35)         (15)       (123)         (33)
                                        --------------------------------------------------------------------------------------------

Total expenses                               395,691       412,211        7,383      18,107        2,855      35,033        8,936
                                        --------------------------------------------------------------------------------------------

Net Investment Income (Loss)               1,170,609     1,901,730       11,024        (109)      18,116     (25,972)      13,561
                                        --------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss)
 On Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments                              (11,103,567)  (16,374,058)     (57,039)    364,675       (3,190)  2,670,264     (104,881)
Options written                                   --            --           --          --           --          --           --
Foreign currencies                                --            --           --          --           --          --           --
                                        --------------------------------------------------------------------------------------------
Net realized gain (loss)                 (11,103,567)  (16,374,058)     (57,039)    364,675       (3,190)  2,670,264     (104,881)
Net change in unrealized appreciation/
 depreciation of investments and
 foreign currencies                         (552,709)    7,200,427       (3,465)   (229,149)      73,644     342,054      130,808
                                        --------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss)
 On Investments and Foreign
 Currencies                              (11,656,276)   (9,173,631)     (60,504)    135,526       70,454   3,012,318       25,927
                                        --------------------------------------------------------------------------------------------

Net Increase (Decrease) In Net Assets
   Resulting from Operations            $(10,485,667)  $(7,271,901)   $ (49,480)  $ 135,417     $ 88,570  $2,986,346     $ 39,488
                                        ============================================================================================

* Date of commencement of operations.

See accompanying notes


76 Delaware Pooled Trust o 2000 Semmiannual Report

Delaware Pooled Trust
Statements of Operations
(Unaudited)

                                          Six Months    Six Months    Six Months   Six Months  Six Months   Six Months    Six Months
                                             Ended        Ended         Ended        Ended       Ended         Ended         Ended
                                           4/30/00       4/30/00       4/30/00      4/30/00     4/30/00       4/30/00       4/30/00
                                        --------------------------------------------------------------------------------------------
                                                           The                                                  The
                                              The       Real Estate       The         The            The     Diversified
                                           Small-Cap    Investment    Intermediate  Aggregate    High-Yield     Core          The
                                         Growth Equity    Trust       Fixed Income Fixed Income     Bond     Fixed Income  Balanced
                                           Portfolio   Portfolio II     Portfolio   Portfolio      Portfolio   Portfolio   Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest                                  $   47,374    $  3,148      $516,241     $244,843      $ 386,586    $118,785  $ 2,405,640
Dividends                                      3,699      67,235            --           --         20,428          --      761,377
Foreign tax withheld                              --          --            --           --             --          --           --
                                          ------------------------------------------------------------------------------------------
                                              51,073      70,383       516,241      244,843        407,014     118,785    3,167,017
                                          ------------------------------------------------------------------------------------------
Expenses:
Management fees                               43,074      12,104        29,626       14,508         16,986       7,213      500,781
Accounting and administration                  2,060          --         3,003        1,473          1,532         815       49,200
Reports and statements to shareholders           830       2,490         1,200          850             82         625       31,172
Registration fees                              1,700       9,857           700          800            100       1,150       67,516
Professional fees                                300       1,075         1,900          300            540         385       12,672
Taxes (other than taxes on income)               664         800           400           42          1,100       1,160       17,150
Dividend disbursing and transfer agent
 fees and expenses                               110          50         1,327          150            520          18        2,500
Custodian fees                                   659         300         2,884          727         17,405         475       11,258
Trustees' fees                                   330          --           313          192            278         265          600
Amortization of organization expenses             --          --         2,568           --             --          --           --
Other                                            135          72         1,491          246            855         373       25,086
                                          ------------------------------------------------------------------------------------------
                                              49,862      26,748        45,412       19,288         39,398      12,479      717,935

Less expenses absorbed or waived              (1,278)    (12,713)       (5,918)        (679)       (16,839)     (2,879)     (97,097)
Less expenses paid indirectly                   (284)        (37)         (171)        (277)          (115)        (39)      (7,338)
                                          ------------------------------------------------------------------------------------------

Total expenses                                48,300      13,998        39,323       18,332         22,444       9,561      613,500
                                          ------------------------------------------------------------------------------------------

Net Investment Income                          2,773      56,385       476,918      226,511        384,570     109,224    2,553,517
                                          ------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss)
 On Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments                                  600,621    (480,466)     (327,541)    (188,887)    (1,037,333)    (48,418) (12,559,848)
Options written                                   --          --            --           --             --      62,684           --
Foreign currencies                                --          --            --           --             --       1,114           --
                                          ------------------------------------------------------------------------------------------
Net realized gain (loss)                     600,621    (480,466)     (327,541)    (188,887)    (1,037,333)     15,380  (12,559,848)
Net change in unrealized appreciation/
 depreciation of investments and foreign
 currencies                                  983,510     718,669        50,646       27,302      1,212,696     (76,417)   6,904,857
                                          ------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss)
 On Investments and Foreign Currencies     1,584,131     238,203      (276,895)    (161,585)       175,363     (61,037)  (5,654,991)
                                          ------------------------------------------------------------------------------------------

Net Increase (Decrease) In Net Assets
   Resulting from Operations              $1,586,904    $294,588      $200,023     $ 64,926      $ 559,933    $ 48,187  $(3,101,474)
                                          ==========================================================================================

See accompanying notes

                               2000 Semiannual Report o Delaware Pooled Trust 77

Delaware Pooled Trust
Statements of Operations continued
(Unaudited)

                                            12/14/99*   Six Months    Six Months       Six Months      Six Months       Six Months
                                               to         Ended          Ended           Ended            Ended           Ended
                                            4/30/00      4/30/00        4/30/00         4/30/00          4/30/00         4/30/00
                                         -------------------------------------------------------------------------------------------
                                              The                                         The
                                         International     The            The         Labor Select          The            The
                                           Large-Cap      Global     International    International    International     Emerging
                                            Equity        Equity        Equity          Equity           Small-Cap        Markets
                                           Portfolio     Portfolio     Portfolio       Portfolio         Portfolio       Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest                                  $   4,281       $ 2,775    $   968,075      $  158,643        $   6,468      $  250,215
Dividends                                    21,106        40,919     14,366,675       1,923,452           36,780       1,464,929
Foreign tax withheld                         (1,780)       (2,475)    (1,108,869)       (165,907)          (4,429)        (89,294)
                                          ------------------------------------------------------------------------------------------
                                             23,607        41,219     14,225,881       1,916,188           38,819       1,625,850
                                          ------------------------------------------------------------------------------------------
Expenses:
Management fees                               8,236        12,469      3,264,706         444,125           15,084         524,405
Accounting and administration                 1,533           674        176,759          25,366              738          21,323
Reports and statements to shareholders          840           450        143,220          13,000              360             500
Registration fees                               810         5,200         16,500           6,000              321           1,000
Professional fees                               900           870         17,700          12,380               80           1,300
Taxes (other than taxes on income)              900           850         20,800          10,050               20           1,410
Dividend disbursing and transfer
 agent fees and expenses                        450           519          4,800           1,400               95              --
Custodian fees                                  450           501        188,500          49,871            1,853          26,791
Trustees' fees                                  450           169          9,155             665               28              --
Other                                           611         1,093         10,578           1,537               90           1,348
                                          ------------------------------------------------------------------------------------------
                                             15,180        22,795      3,852,718         564,394           18,669         578,077

Less expenses absorbed or waived             (4,612)       (6,754)            --             (28)            (676)             --
Less expenses paid indirectly                   (25)         (105)       (10,058)         (1,438)             (72)        (16,153)
                                          ------------------------------------------------------------------------------------------

Total expenses                               10,543        15,936      3,842,660         562,928           17,921         561,924
                                          ------------------------------------------------------------------------------------------

Net Investment Income                        13,064        25,283     10,383,221       1,353,260           20,898       1,063,926
                                          ------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss)
 On Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments                                   7,498        59,822     45,943,277       3,837,967          117,751         514,940
Options written                                  --            --             --              --               --              --
Foreign currencies                          (19,719)          (81)      (609,539)        161,323              941        (120,985)
                                          ------------------------------------------------------------------------------------------
Net realized gain (loss)                    (12,221)       59,741     45,333,738       3,999,290          118,692         393,955
Net change in unrealized appreciation/
 depreciation of investments and foreign
 currencies                                (106,387)      (75,502)   (29,399,026)     (2,398,160)        (377,649)        152,114
                                          ------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss)
 On Investments and Foreign Currencies     (118,608)      (15,761)    15,934,712       1,601,130         (258,957)        546,069
                                          ------------------------------------------------------------------------------------------

Net Increase (Decrease) In Net Assets
   Resulting from Operations              $(105,544)      $ 9,522    $26,317,933      $2,954,390        $(238,059)     $1,609,995
                                          ==========================================================================================

                                               Six Months      Six Months
                                                 Ended           Ended
                                                4/30/00         4/30/00
                                            --------------------------------
                                                  The
                                                 Global           The
                                                 Fixed        International
                                                 Income       Fixed Income
                                                Portfolio       Portfolio
                                            --------------------------------
Investment Income:
Interest                                      $ 19,162,942     $ 2,362,793
Dividends                                               --              --
Foreign tax withheld                                    --              --
                                              ----------------------------
                                                19,162,942       2,362,793
                                              ----------------------------
Expenses:
Management fees                                  1,508,168         202,961
Accounting and administration                      122,505          16,490
Reports and statements to shareholders              71,967           3,400
Registration fees                                    5,300           2,000
Professional fees                                   48,637             247
Taxes (other than taxes on income)                  84,887           3,226
Dividend disbursing and transfer
 agent fees and expenses                             7,509           1,408
Custodian fees                                      92,122          26,538
Trustees' fees                                       7,207           1,019
Other                                               23,862           1,503
                                              ----------------------------
                                                 1,972,164         258,792

Less expenses absorbed or waived                  (152,074)        (14,065)
Less expenses paid indirectly                       (8,371)         (1,025)
                                              ----------------------------

Total expenses                                   1,811,719         243,702
                                              ----------------------------

Net Investment Income                           17,351,223       2,119,091
                                              ----------------------------

Net Realized and Unrealized Gain (Loss)
 On Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments                                     (4,182,786)      (985,911)
Options written                                         --              --
Foreign currencies                             (11,342,109)     (1,924,605)
                                              ----------------------------
Net realized gain (loss)                       (15,524,895)     (2,910,516)
Net change in unrealized appreciation/
 depreciation of investments and foreign
 currencies                                    (37,272,102)     (5,622,070)
                                              ----------------------------

Net Realized and Unrealized Gain (Loss)
 On Investments and Foreign Currencies         (52,796,997)     (8,532,586)
                                              ----------------------------

Net Increase (Decrease) In Net Assets
   Resulting from Operations                  $(35,445,774)    $(6,413,495)
                                              ============================

* Date of commencement of operations.

See accompanying notes


78 Delaware Pooled Trust o 2000 Semmiannual Report

Delaware Pooled Trust
Statements of Changes in Net Assets

                                       Six Months                  Six Months                 Six Months                Six Months
                                          Ended        Year          Ended        6/30/99*       Ended       Year          Ended
                                         4/30/00       Ended        4/30/00         to          4/30/00      Ended        4/30/00
                                      (Unaudited)    10/31/99     (Unaudited)     10/31/99    (Unaudited)   10/31/99    (Unaudited)
                                    ------------------------------------------------------------------------------------------------
                                          The           The           The           The           The         The           The
                                       Large-Cap     Large-Cap       Equity        Equity         Core        Core         Select
                                     Value Equity  Value Equity      Income        Income        Equity      Equity        Equity
                                       Portfolio     Portfolio      Portfolio     Portfolio     Portfolio   Portfolio     Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets
 From Operations:
Net investment income (loss)          $ 1,170,609  $  2,585,180   $  1,901,730  $  1,268,932   $   11,024  $   19,089   $     (109)
Net realized gain (loss) on
 investments and foreign
 currencies                           (11,103,567)   12,073,054    (16,374,058)   (1,419,949)     (57,039)    (22,035)     364,675
Net change in unrealized
 appreciation/depreciation of
 investments and foreign
 currencies                              (552,709)   (8,426,888)     7,200,427   (10,671,739)      (3,465)    (10,745)    (229,149)
                                      ----------------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets resulting from operations     (10,485,667)    6,231,346     (7,271,901)  (10,822,756)     (49,480)    (13,691)     135,417
                                      ----------------------------------------------------------------------------------------------

Distributions to Shareholders From:
Net investment income                  (1,961,715)   (2,367,724)    (2,005,110)           --      (20,850)     (5,882)          --
Net realized gain on investments      (12,273,060)  (14,283,816)            --            --           --          --           --
                                      ----------------------------------------------------------------------------------------------
                                      (14,234,775)  (16,651,540)    (2,005,110)           --      (20,850)     (5,882)          --
                                      ----------------------------------------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold              10,110,084    34,597,297      8,268,676   164,382,571           --     496,163           --
Net asset value of shares issued
 upon reinvestment of distributions
 from net investment income and net
 realized gain on investments          11,846,631    16,181,574      2,005,110            --       20,850       5,882           --
                                      ----------------------------------------------------------------------------------------------
                                       21,956,715    50,778,871     10,273,786   164,382,571       20,850     502,045          --
Cost of shares repurchased            (47,564,049)  (16,806,683)   (38,412,483)   (9,278,554)    (448,236)     (1,220)  (2,742,523)
                                      ----------------------------------------------------------------------------------------------
Increase (decrease) in net assets
 derived from capital share
 transactions                         (25,607,334)   33,972,188    (28,138,697)  155,104,017     (427,386)    500,825   (2,742,523)
                                      ----------------------------------------------------------------------------------------------

Net Increase (Decrease) In Net
 Assets                               (50,327,776)   23,551,994    (37,415,708)  144,281,261     (497,716)    481,252   (2,607,106)

Net Assets:
Beginning of period                   141,410,324   117,858,330    144,281,261            --    2,593,023   2,111,771    4,709,120
                                      ----------------------------------------------------------------------------------------------
End of period                         $91,082,548  $141,410,324   $106,865,553  $144,281,261   $2,095,307  $2,593,023   $2,102,014
                                      ==============================================================================================

* Date of commencement of operations.

See accompanying notes

                              Delaware Pooled Trust o 2000 Semmiannual Report 79

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                       3/31/00*   Six Months                 Six Months               Six Months
                                           6/29/99*      to         Ended         Year         Ended       3/29/99*      Ended
                                             to        4/30/00      4/30/00       Ended        4/30/00        to         4/30/00
                                          10/31/99   (Unaudited)  (Unaudited)   10/31/99     (Unaudited)   10/31/99    (Unaudited)
                                        --------------------------------------------------------------------------------------------
                                                         The
                                             The       All-Cap        The          The           The          The          The
                                           Select      Growth       Mid-Cap      Mid-Cap      Small-Cap    Small-Cap     Small-Cap
                                           Equity      Equity    Growth Equity Growth Equity Value Equity Value Equity Growth Equity
                                          Portfolio   Portfolio    Portfolio     Portfolio    Portfolio     Portfolio    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets
 From Operations:
Net investment income (loss)             $   (1,680) $   18,116   $  (25,972)  $  (21,716)   $   13,561   $   14,778   $     2,773
Net realized gain (loss) on
 investments and foreign
 currencies                                (115,945)     (3,190)   2,670,264      705,411      (104,881)      51,499       600,621
Net change in unrealized
 appreciation/depreciation of
 investments and foreign
 currencies                                 277,736      73,644      342,054    1,722,130       130,808      (31,720)      983,510
                                         -------------------------------------------------------------------------------------------
Net increase in net assets
 resulting from operations                  160,111      88,570    2,986,346    2,405,825        39,488       34,557     1,586,904
                                         -------------------------------------------------------------------------------------------

Distributions to Shareholders From:
Net investment income                            --          --           --       (7,009)      (20,000)          --            --
Net realized gain on investments                 --          --     (642,789)  (1,233,663)      (51,767)          --      (683,868)
                                         -------------------------------------------------------------------------------------------
                                                 --          --     (642,789)  (1,240,672)     (71,767)           --     (683,868)
                                         -------------------------------------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold                 4,549,009   9,721,620       43,907      597,175            --    2,000,008    16,994,870
Net asset value of shares issued
 upon reinvestment of distributions
 from net investment income and net
 realized gain on investments                    --          --      642,789    1,237,733        71,767           --       683,868
                                         -------------------------------------------------------------------------------------------
                                          4,549,009   9,721,620      686,696    1,834,908        71,767    2,000,008    17,678,738
Cost of shares repurchased                       --          --   (3,347,828)    (930,589)           --           --            --
                                         -------------------------------------------------------------------------------------------
Increase (decrease) in net assets
 derived from capital share
 transactions                             4,549,009   9,721,620   (2,661,132)     904,319        71,767    2,000,008    17,678,738
                                         -------------------------------------------------------------------------------------------

Net Increase (Decrease) In Net
 Assets                                   4,709,120   9,810,190     (317,575)   2,069,472        39,488    2,034,565    18,581,774

Net Assets:
Beginning of period                              --          --    6,948,970    4,879,498     2,034,565           --     6,181,422
                                         -------------------------------------------------------------------------------------------
End of period                            $4,709,120  $9,810,190   $6,631,395   $6,948,970    $2,074,053   $2,034,565   $24,763,196
                                         ===========================================================================================

* Date of commencement of operations.

See accompanying notes


80 Delaware Pooled Trust o 2000 Semmiannual Report

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                   Six Months                  Six Months                  Six Months
                                         Year         Ended        Year          Ended         Year          Ended         Year
                                         Ended       4/30/00       Ended        4/30/00        Ended         4/30/00       Ended
                                        10/31/99   (Unaudited)   10/31/99     (Unaudited)     10/31/99     (Unaudited)    10/31/99
                                     -----------------------------------------------------------------------------------------------
                                                       The          The
                                           The     Real Estate   Real Estate      The            The           The          The
                                       Small-Cap    Investment   Investment   Intermediate   Intermediate    Aggregate    Aggregate
                                     Growth Equity     Trust        Trust     Fixed Income   Fixed Income  Fixed Income Fixed Income
                                       Portfolio   Portfolio II  Portfolio II   Portfolio     Portfolio      Portfolio    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets
 From Operations:
Net investment income                 $    1,248   $   56,385    $  241,438   $   476,918    $ 1,263,026   $  226,511   $  339,444
Net realized gain (loss) on
 investments and foreign
 currencies                              728,478     (480,466)     (389,990)     (327,541)       (89,023)    (188,887)    (206,157)
Net change in unrealized
 appreciation/depreciation of
 investments and foreign
 currencies                            1,186,549      718,669       143,073        50,646       (791,314)      27,302     (242,577)
                                      ----------------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets resulting from operations      1,916,275      294,588        (5,479)      200,023        382,689       64,926     (109,290)
                                      ----------------------------------------------------------------------------------------------

Distributions to Shareholders From:
Net investment income                     (8,824)    (238,966)     (311,766)     (476,320)    (1,266,395)    (376,125)    (133,460)
Net realized gain on investments              --           --            --            --       (416,649)          --      (28,097)
                                      ----------------------------------------------------------------------------------------------
                                          (8,824)    (238,966)     (311,766)     (476,320)    (1,683,044)    (376,125)    (161,557)
                                      ----------------------------------------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold                947,342           --            --       402,329        419,171      117,337    5,628,319
Net asset value of shares issued
 upon reinvestment of distributions
 from net investment income and net
 realized gain on investments              8,824      238,966       311,766       303,861      1,371,364      376,125      161,831
                                      ----------------------------------------------------------------------------------------------
                                         956,166      238,966       311,766       706,190      1,790,535      493,462    5,790,150
Cost of shares repurchased                    --   (2,798,017)   (1,305,009)   (4,126,032)   (13,531,074)    (551,735)    (201,160)
                                      ----------------------------------------------------------------------------------------------
Increase (decrease) in net assets
 derived from capital share
 transactions                            956,166   (2,559,051)     (993,243)   (3,419,842)   (11,740,539)     (58,273)   5,588,990
                                      ----------------------------------------------------------------------------------------------

Net Increase (Decrease) In Net
 Assets                                2,863,617   (2,503,429)   (1,310,488)   (3,696,139)   (13,040,894)    (369,472)   5,318,143

Net Assets:
Beginning of period                    3,317,805    4,452,058     5,762,546    17,169,835     30,210,729    7,467,386    2,149,243
                                      ----------------------------------------------------------------------------------------------
End of period                         $6,181,422   $1,948,629    $4,452,058   $13,473,696    $17,169,835   $7,097,914   $7,467,386
                                      ==============================================================================================

See accompanying notes

                              Delaware Pooled Trust o 2000 Semmiannual Report 81

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                     Six Months                 Six Months                Six Months                 12/14/99*
                                       Ended       Year           Ended       Year          Ended       6/30/99*        to
                                      4/30/00      Ended         4/30/00      Ended        4/30/00         to         4/30/00
                                    (Unaudited)   10/31/99     (Unaudited)   10/31/99    (Unaudited)    10/31/99    (Unaudited)
                                   -------------------------------------------------------------------------------------------------
                                                                   The         The                                      The
                                       The           The       Diversified  Diversified                             International
                                    High-Yield    High-Yield      Core         Core          The          The        Large-Cap
                                        Bond         Bond     Fixed Income Fixed Income    Balanced      Balanced      Equity
                                     Portfolio     Portfolio    Portfolio    Portfolio     Portfolio     Portfolio    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets
 From Operations:
Net investment income               $  384,570   $ 1,837,010   $  109,224  $  217,400   $  2,553,517  $  1,728,607   $   13,064
Net realized gain (loss) on
 investments and foreign
 currencies                         (1,037,333)   (2,067,829)      15,380    (110,961)   (12,559,848)  (11,596,969)     (12,221)
Net change in unrealized
 appreciation/depreciation of
 investments and foreign
 currencies                          1,212,696       389,595      (76,417)     54,734      6,904,857    (6,386,908)    (106,387)
                                    ------------------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets resulting from operations      559,933       158,776       48,187     161,173     (3,101,474)  (16,255,270)    (105,544)
                                    ------------------------------------------------------------------------------------------------

Distributions to Shareholders From:
Net investment income                 (744,077)   (2,059,368)    (219,109)   (229,412)    (2,707,507)           --       (3,529)
Net realized gain on investments            --      (376,171)          --    (120,000)            --            --           --
                                    ------------------------------------------------------------------------------------------------
                                      (744,077)   (2,435,539)    (219,109)   (349,412)    (2,707,507)           --       (3,529)
                                    ------------------------------------------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold                   --     2,550,000           --          --      6,275,644   249,370,080    3,000,012
Net asset value of shares issued
 upon reinvestment of distributions
 from net investment income and net
 realized gain on investments          654,030     2,381,430      219,109     349,412      2,707,507            --        3,529
                                    ------------------------------------------------------------------------------------------------
                                       654,030     4,931,430      219,109     349,412      8,983,151   249,370,080    3,003,541

Cost of shares repurchased          (4,242,944)  (13,640,426)          --          --    (52,902,583)  (20,996,202)          --
                                    ------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
 derived from capital share
 transactions                       (3,588,914)   (8,708,996)     219,109     349,412    (43,919,432)  228,373,878    3,003,541
                                    ------------------------------------------------------------------------------------------------

Net Increase (Decrease) In Net
 Assets                             (3,773,058)  (10,985,759)      48,187     161,173    (49,728,413)  212,118,608    2,894,468

Net Assets:
Beginning of period                  9,719,808    20,705,567    3,377,042   3,215,869    212,118,608            --           --
                                    ------------------------------------------------------------------------------------------------
End of period                       $5,946,750   $ 9,719,808   $3,425,229  $3,377,042   $162,390,195  $212,118,608   $2,894,468
                                    ================================================================================================

* Date of commencement of operations.

See accompanying notes


82 Delaware Pooled Trust o 2000 Semmiannual Report

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                       Six Months              Six Months                Six Months                  Six Months
                                         Ended       Year        Ended        Year          Ended        Year          Ended
                                        4/30/00      Ended      4/30/00       Ended        4/30/00       Ended         4/30/00
                                      (Unaudited)   10/31/99  (Unaudited)   10/31/99     (Unaudited)    10/31/99     (Unaudited)
                                     -----------------------------------------------------------------------------------------------
                                                                                             The           The
                                          The         The         The          The       Labor Select  Labor Select      The
                                         Global      Global  International International International International International
                                         Equity      Equity      Equity       Equity        Equity       Equity        Small-Cap
                                        Portfolio   Portfolio   Portfolio    Portfolio     Portfolio    Portfolio      Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets
 From Operations:
Net investment income                 $   25,283  $   60,805  $ 10,383,221 $ 13,990,210  $  1,353,260 $  2,410,112   $   20,898
Net realized gain on
 investments and foreign
 currencies                               59,741      93,020    45,333,738   13,944,668     3,999,290    4,343,511      118,692
Net change in unrealized
 appreciation/depreciation of
 investments and foreign
 currencies                              (75,502)     62,938   (29,399,026)  48,653,905    (2,398,160)   3,614,010     (377,649)
                                      ----------------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets resulting from operations          9,522     216,763    26,317,933   76,588,783     2,954,390   10,367,633     (238,059)
                                      ----------------------------------------------------------------------------------------------

Distributions to Shareholders From:
Net investment income                    (71,183)    (67,397)  (11,639,781) (15,610,745)   (2,738,355)  (2,374,430)     (10,590)
Net realized gain on investments         (78,519)    (39,019)   (6,439,028)          --    (3,829,012)    (297,145)     (33,883)
                                      ----------------------------------------------------------------------------------------------
                                        (149,702)   (106,416) (18,078,809)  (15,610,745)   (6,567,367)  (2,671,575)     (44,473)
                                      ----------------------------------------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold                     --          --   121,224,437  216,051,402    15,944,802   11,616,986           --
Net asset value of shares issued
 upon reinvestment of distributions
 from net investment income and net
 realized gain on investments            149,702     106,416    16,895,439   14,126,837     6,567,367    2,658,603       44,473
                                      ----------------------------------------------------------------------------------------------
                                         149,702     106,416   138,119,876  230,178,239    22,512,169   14,275,589       44,473
Cost of shares repurchased                    --          --  (110,406,688) (86,741,658)  (16,239,485) (12,057,432)          --
                                      ----------------------------------------------------------------------------------------------
Increase in net assets derived
 from capital share transactions         149,702     106,416    27,713,188  143,436,581     6,272,684    2,218,157       44,473
                                      ----------------------------------------------------------------------------------------------

Net Increase (Decrease) In Net
 Assets                                    9,522     216,763    35,952,312  204,414,619     2,659,707    9,914,215     (238,059)

Net Assets:
Beginning of period                    3,309,317   3,092,554   820,643,600  616,228,981   113,264,542  103,350,327    3,053,229
                                      ----------------------------------------------------------------------------------------------
End of period                         $3,318,839  $3,309,317  $856,595,912 $820,643,600  $115,924,249 $113,264,542   $2,815,170
                                      ==============================================================================================

See accompanying notes


                              Delaware Pooled Trust o 2000 Semmiannual Report 83

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                     Six Months             Six Months                    Six Months
                                       7/20/99*        Ended      Year         Ended          Year           Ended       Year
                                         to           4/30/00     Ended       4/30/00         Ended         4/30/00      Ended
                                      10/31/99      (Unaudited)  10/31/99   (Unaudited)      10/31/99     (Unaudited)   10/31/99
                                    ------------------------------------------------------------------------------------------------
                                                                                The             The
                                         The           The         The         Global          Global        The           The
                                    International    Emerging    Emerging       Fixed           Fixed    International International
                                     Small--Cap       Markets     Markets      Income          Income     Fixed Income Fixed Income
                                      Portfolio      Portfolio   Portfolio    Portfolio       Portfolio    Portfolio     Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets
 From Operations:
Net investment income                 $   13,490  $  1,063,926  $   818,456  $ 17,351,223   $ 36,911,453  $ 2,119,091  $ 5,130,951
Net realized gain (loss) on
 investments and foreign
 currencies                               28,537       393,955   (1,079,017)  (15,524,895)   (10,036,848)  (2,910,516)  (1,029,635)
Net change in unrealized
 appreciation/depreciation of
 investments and foreign
 currencies                               11,194       152,114    9,629,090   (37,272,102)   (42,187,937)  (5,622,070)  (7,028,113)
                                      ----------------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets resulting from operations         53,221     1,609,995    9,368,529   (35,445,774)   (15,313,332)  (6,413,495)  (2,926,797)
                                      ----------------------------------------------------------------------------------------------

Distributions to Shareholders From:
Net investment income                         --    (1,235,526)    (757,599)  (20,235,689)   (26,277,531)  (4,070,541)  (3,852,952)
Net realized gain on investments              --            --           --            --     (7,312,894)          --     (630,553)
                                      ----------------------------------------------------------------------------------------------
                                              --    (1,235,526)    (757,599)  (20,235,689)   (33,590,425)  (4,070,541)  (4,483,505)
                                      ----------------------------------------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold              3,000,008    79,459,209           --    29,446,709     47,949,132   20,376,506   14,381,982
Net asset value of shares issued
 upon reinvestment of distributions
 from net investment income and net
 realized gain on investments                 --     1,235,526      746,842    16,073,691     29,109,337    4,035,382    4,476,704
                                      ----------------------------------------------------------------------------------------------
                                       3,000,008    80,694,735     746,842     45,520,400    77,058,469    24,411,888  18,858,686
Cost of shares repurchased                    --    (4,393,694)    (594,092)  (24,052,225)   (69,100,110) (22,966,509) (10,094,116)
                                      ----------------------------------------------------------------------------------------------
Increase in net assets derived
 from capital share transactions       3,000,008    76,301,041      152,750    21,468,175      7,958,359    1,445,379    8,764,570
                                      ----------------------------------------------------------------------------------------------

Net Increase (Decrease) In Net
 Assets                                3,053,229    76,675,510    8,763,680   (34,213,288)   (40,945,398)  (9,038,657)   1,354,268

Net Assets:
Beginning of period                           --    42,794,023   34,030,343   619,795,310    660,740,708   89,350,807   87,996,539
                                      ----------------------------------------------------------------------------------------------
End of period                         $3,053,229  $119,469,533  $42,794,023  $585,582,022   $619,795,310  $80,312,150  $89,350,807
                                      ==============================================================================================

* Date of commencement of operations.

See accompanying notes


84 Delaware Pooled Trust o 2000 Semmiannual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:


The Large-Cap Value Equity Portfolio

                                                            Six Months
                                                              Ended        Year        Year         Year         Year         Year
                                                            04/30/00 (1)   Ended       Ended        Ended        Ended        Ended
                                                            (Unaudited)  10/31/99    10/31/98     10/31/97    10/31/96     10/31/95
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $16.260     $17.780      $18.530     $16.460      $14.660     $13.080

Income (loss) from investment operations:
Net investment income                                           0.154       0.311        0.308       0.381        0.440       0.430
Net realized and unrealized gain (loss)
   on investments                                              (1.215)      0.629        2.022       3.599        2.960       1.980
                                                              -------     -------      -------     -------      -------     -------
Total from investment operations                               (1.061)      0.940        2.330       3.980        3.400       2.410
                                                              -------     -------      -------     -------      -------     -------
Less dividends and distributions:
Dividends from net investment income                           (0.230)     (0.320)      (0.380)     (0.410)      (0.440)     (0.340)
Distributions from net realized gain
   on investments                                              (1.439)     (2.140)      (2.700)     (1.500)      (1.160)     (0.490)
                                                              -------     -------      -------     -------      -------     -------
Total dividends and distributions                              (1.669)     (2.460)      (3.080)     (1.910)      (1.600)     (0.830)
                                                              -------     -------      -------     -------      -------     -------
Net asset value, end of period                                $13.530     $16.260      $17.780     $18.530      $16.460     $14.660
                                                              =======     =======      =======     =======      =======     =======
Total return                                                   (6.85%)      5.43%       13.50%      26.73%       24.87%      19.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $91,083    $141,410     $117,858     $81,102      $67,179     $51,947
Ratio of expenses to average net assets                         0.67%       0.64%        0.68%       0.66%        0.67%       0.68%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     0.67%       0.64%        0.71%       0.67%        0.70%       0.71%
Ratio of net investment income to average
   net assets                                                   1.96%       1.84%        1.91%       2.15%        2.85%       3.33%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                     1.96%       1.84%        1.88%       2.14%        2.83%       3.30%
Portfolio turnover                                                57%         96%          85%         73%          74%         88%
------------------------------------------------------------------------------------------------------------------------------------

(1) Ratios have been annualized and total return has not been annualized.

See accompanying notes



                              Delaware Pooled Trust o 2000 Semiannual Report  85

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:


The Equity Income Portfolio
                                                        Six Months
                                                          Ended      6/30/99 (2)
                                                        4/30/00 (1)      to
                                                        (Unaudited)    10/31/99
--------------------------------------------------------------------------------
Net asset value, beginning of period                      $7.910       $8.500

Income (loss) from investment operations:
Net investment income                                      0.128        0.069
Net realized and unrealized loss
   on investments                                         (0.521)      (0.659)
                                                          ------       ------
Total from investment operations                          (0.393)      (0.590)
                                                          ------       ------
Less dividends and distributions:
Dividends from net investment income                      (0.117)        none
Distributions from net realized gain
   on investments                                           none         none
                                                          ------       ------
Total dividends and distributions                         (0.117)        none
                                                          ------       ------
Net asset value, end of period                            $7.400       $7.910
                                                          ======       ======
Total return                                              (5.01%)      (6.94%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                 $106,866     $144,281
Ratio of expenses to average net assets                    0.69%        0.71%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                0.80%        0.76%
Ratio of net investment income to average
   net assets                                              3.15%        2.54%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                3.03%        2.46%
Portfolio turnover                                           32%          87%
--------------------------------------------------------------------------------
(1) Ratios have been annulized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

See accompanying notes


86  2000 Semiannual Report o Delaware Pooled Trust

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:


The Core Equity Portfolio

                                                             Six Months
                                                               Ended        Year      9/15/98 (2)
                                                            4/30/00 (1)    Ended          to
                                                            (Unaudited)   10/31/99     10/31/98
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $9.070      $8.970       $8.500

Income (loss) from investment operations:
Net investment income                                           0.043       0.069        0.012
Net realized and unrealized gain (loss)
   on investments                                              (0.230)      0.056        0.458
                                                               ------      ------       ------
Total from investment operations                               (0.187)      0.125        0.470
                                                               ------      ------       ------
Less dividends and distributions:
Dividends from net investment income                           (0.073)     (0.025)        none
Distributions from net realized gain
   on investments                                                none        none         none
                                                               ------      ------       ------
Total dividends and distributions                              (0.073)     (0.025)        none
                                                               ------      ------       ------
Net asset value, end of period                                 $8.810      $9.070       $8.970
                                                               ======      ======       ======
Total return                                                   (2.17%)      1.49%        5.53%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $2,095      $2,593       $2,112
Ratio of expenses to average net assets                         0.67%       0.68%        0.68%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     1.10%       1.29%        1.74%
Ratio of net investment income to average
   net assets                                                   0.99%       0.78%        1.15%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                     0.55%       0.17%        0.09%
Portfolio turnover                                                61%         92%          53%
-------------------------------------------------------------------------------------------------

(1) Ratios have been annulized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

See accompanying notes


                               Delaware Pooled Trust o 2000 Semiannual Report 87

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Select Equity Portfolio

                                                        Six Months
                                                          Ended      6/29/99 (2)
                                                        4/30/00 (1)      to
                                                        (Unaudited)   10/31/99
--------------------------------------------------------------------------------
Net asset value, beginning of period                      $8.590      $8.500

Income (loss) from investment operations:
Net investment loss (3)                                    0.000      (0.005)
Net realized and unrealized gain
   on investments                                          0.340       0.095
                                                          ------      ------
Total from investment operations                           0.340       0.090
                                                          ------      ------
Less dividends and distributions:
Dividends from net investment income                        none        none
Distributions from net realized gain
   on investments                                           none        none
                                                          ------      ------
Total dividends and distributions                           none        none
                                                          ------      ------
Net asset value, end of period                            $8.930      $8.590
                                                          ======      ======
Total return                                               4.07%       1.06%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                   $2,102      $4,709
Ratio of expenses to average net assets                    1.21%       1.20%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                1.64%       1.66%
Ratio of net investment loss to average
   net assets                                             (0.01%)     (0.18%)
Ratio of net investment loss to average
   net assets prior to expense limitation and
   expenses paid indirectly                               (0.44%)     (0.66%)
Portfolio turnover                                          183%        235%
--------------------------------------------------------------------------------
(1) Ratios have been annulized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) Per share information was based on the average share outstanding method for the period ended October 31, 1999.

See accompanying notes



88  2000 Semiannual Report o Delaware Pooled Trust

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout the period was as follows:

The All-Cap Growth Equity Portfolio

                                                             3/31/00 (1)
                                                                 to
                                                               4/30/00
------------------------------------------------------------------------
Net asset value, beginning of period                           $8.500

Income (loss) from investment operations:
Net investment income                                           0.016
Net realized and unrealized loss
   on investments                                              (0.026)
                                                               ------
Total from investment operations                               (0.010)
                                                               ------
Less dividends and distributions:
Dividends from net investment income                             none
Distributions from net realized gain
   on investments                                                none
                                                               ------
Total dividends and distributions                                none
                                                               ------
Net asset value, end of period                                 $8.490
                                                               ======
Total return                                                   (0.24%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $9,810
Ratio of expenses to average
   net assets                                                   0.89%
Ratio of expenses to average
   net assets prior to expense limitation
   and expenses paid indirectly                                 1.31%
Ratio of net investment income to average
   net assets                                                   5.65%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                     5.23%
Portfolio turnover                                                38%
------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

See accompanying notes



                               Delaware Pooled Trust o 2000 Semiannual Report 89

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Mid-Cap Growth Equity Portfolio

                                                            Six Months
                                                               Ended      Year        Year         Year        Year         Year
                                                            4/30/00 (1)   Ended       Ended        Ended       Ended        Ended
                                                            (Unaudited)  10/31/99    10/31/98     10/31/97    10/31/96     10/31/95
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 8.740      $7.460      $13.680     $14.570      $12.860     $11.010

Income (loss) from investment operations:
Net investment income (loss) (2)                               (0.111)     (0.026)       0.011      (0.117)      (0.019)      0.043
Net realized and unrealized gain
   on investments                                               3.893       3.076        0.009       1.607        2.392       2.055
                                                              -------      ------      -------     -------      -------     -------
Total from investment operations                                3.782       3.050        0.020       1.490        2.373       2.098
                                                              -------      ------      -------     -------      -------     -------
Less dividends and distributions:
Dividends from net investment income                             none      (0.010)        none        none       (0.043)     (0.012)
Distributions from net realized gain
   on investments                                              (0.812)     (1.760)      (6.240)     (2.380)      (0.620)     (0.236)
                                                              -------      ------      -------     -------      -------     -------
Total dividends and distributions                              (0.812)     (1.770)      (6.240)     (2.380)      (0.663)     (0.248)
                                                              -------      ------      -------     -------      -------     -------
Net asset value, end of period                                $11.710      $8.740      $ 7.460     $13.680      $14.570     $12.860
                                                              =======      ======      =======     =======      =======     =======
Total return                                                   44.59%      48.72%        1.47%      11.84%       19.19%      19.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $ 6,631      $6,949      $ 4,879     $10,317      $28,526     $29,092
Ratio of expenses to average net assets                         0.91%       0.93%        0.59%       0.93%        0.90%       0.93%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     0.91%       1.04%        1.71%       1.40%        1.01%       1.08%
Ratio of net investment income (loss) to
   average net assets                                          (0.68%)     (0.34%)       0.13%      (0.29%)      (0.18%)      0.37%
Ratio of net investment income (loss) to
   average net assets prior to expense
   limitation and expenses paid indirectly                     (0.68%)     (0.46%)      (0.99%)     (0.76%)      (0.29%)      0.22%
Portfolio turnover                                               148%        129%         154%        117%          95%         64%
------------------------------------------------------------------------------------------------------------------------------------

(1) Ratios have been annulized and total return has not been annualized.
(2) Per share information for the year ended October 31, 1999 was based on the average shares outstanding method.

See accompanying notes



90  2000 Semiannual Report o Delaware Pooled Trust

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Small-Cap Value Equity Portfolio
                                                          Six Months
                                                            Ended    3/29/99 (2)
                                                         4/30/00 (1)      to
                                                         (Unaudited)   10/31/99
--------------------------------------------------------------------------------
Net asset value, beginning of period                        $8.650      $8.500

Income from investment operations:
Net investment income                                        0.056       0.063
Net realized and unrealized gain
   on investments                                            0.089       0.087
                                                            ------      ------
Total from investment operations                             0.145       0.150
                                                            ------      ------
Less dividends and distributions:
Dividends from net investment income                        (0.085)       none
Distributions from net realized gain
   on investments                                           (0.220)       none
                                                            ------      ------
Total dividends and distributions                           (0.305)       none
                                                            ------      ------
Net asset value, end of period                              $8.490      $8.650
                                                            ======      ======
Total return                                                 1.85%       1.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $2,074      $2,035
Ratio of expenses to average net assets                      0.89%       0.89%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                  1.37%       1.24%
Ratio of net investment income to average
   net assets                                                1.35%       1.16%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                  0.87%       0.80%
Portfolio turnover                                             88%         37%
--------------------------------------------------------------------------------
(1) Ratios have been annualized and total return has not been annulized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

See accompanying notes



                              Delaware Pooled Trust o 2000 Semiannual Report  91

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Small-Cap Growth Equity Portfolio

                                                             Six Months
                                                               Ended        Year      9/15/98 (2)
                                                             4/30/00 (1)    Ended         to
                                                             (Unaudited)   10/31/99    10/31/98
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $14.190      $9.400       $8.500

Income from investment operations:
Net investment income                                           0.002       0.004        0.019
Net realized and unrealized gain
   on investments                                               5.788       4.811        0.881
                                                              -------     -------      -------
Total from investment operations                                5.790       4.815        0.900
                                                              -------     -------      -------
Less dividends and distributions:
Dividends from net investment income                             none      (0.025)        none
Distributions from net realized gain
   on investments                                              (1.570)       none         none
                                                              -------     -------      -------
Total dividends and distributions                              (1.570)     (0.025)        none
                                                              -------     -------      -------
Net asset value, end of period                                $18.410     $14.190       $9.400
                                                              =======     =======      =======
Total return                                                   43.36%      51.31%       10.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $24,763      $6,181       $3,318
Ratio of expenses to average net assets                         0.83%       0.89%        0.89%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     0.86%       1.19%        1.78%
Ratio of net investment income to average
   net assets                                                   0.05%       0.03%        1.72%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                     0.02%      (0.28%)       0.83%
Portfolio turnover                                                56%         92%          98%
--------------------------------------------------------------------------------------------------

(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

See accompanying notes

92  2000 Semiannual Report o Delaware Pooled Trust

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Real Estate Investment Trust Portfolio II

                                                              Six Months
                                                                Ended      Year       11/4/97 (2)
                                                             4/30/00 (1)   Ended           to
                                                             (Unaudited)  10/31/99      10/31/98
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $13.190     $14.230      $16.340

Income (loss) from investment operations:
Net investment income                                           0.175       0.687        0.749
Net realized and unrealized gain (loss)
   on investments                                               1.483      (0.957)      (2.739)
                                                              -------     -------      -------
Total from investment operations                                1.658      (0.270)      (1.990)
                                                              -------     -------      -------
Less dividends and distributions:
Dividends from net investment income                           (0.708)     (0.770)      (0.120)
Distributions from net realized gain
   on investments                                                none        none         none
                                                              -------     -------      -------
Total dividends and distributions                              (0.708)     (0.770)      (0.120)
                                                              -------     -------      -------
Net asset value, end of period                                $14.140     $13.190      $14.230
                                                              =======     =======      =======
Total return                                                   13.43%      (2.08%)     (12.27%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $1,949      $4,452       $5,763
Ratio of expenses to average net assets                         0.86%       0.86%        0.86%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     1.65%       1.48%        1.43%
Ratio of net investment income to average
   net assets                                                   3.49%       4.52%        5.34%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                     2.70%       3.90%        4.77%
Portfolio turnover                                                26%         39%          54%
-------------------------------------------------------------------------------------------------

(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

See accompanying notes

                              Delaware Pooled Trust o 2000 Semiannual Report  93

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Intermediate Fixed Income Portfolio

                                                             Six Months
                                                               Ended        Year        Year         Year     3/12/96 (2)
                                                             4/30/00 (1)    Ended       Ended        Ended         to
                                                             (Unaudited)  10/31/99    10/31/98     10/31/97     10/31/96
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $9.540     $10.180      $10.090     $10.010      $10.000

Income (loss) from investment operations:
Net investment income                                           0.304       0.604        0.593       0.605        0.386
Net realized and unrealized gain (loss)
   on investments                                              (0.160)     (0.480)       0.100       0.080        0.010
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.144       0.124        0.693       0.685        0.396
                                                              -------     -------      -------     -------      -------
Less dividends and distributions:
Dividends from net investment income                           (0.304)     (0.604)      (0.593)     (0.605)      (0.386)
Distributions from net realized gain
   on investments                                                none      (0.160)      (0.010)       none         none
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.304)     (0.764)      (0.603)     (0.605)      (0.386)
                                                              -------     -------      -------     -------      -------
Net asset value, end of period                                $ 9.380     $ 9.540      $10.180     $10.090      $10.010
                                                              =======     =======      =======     =======      =======
Total return                                                    1.53%       1.26%        7.06%       7.09%        4.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $13,474     $17,170      $30,211     $30,366      $10,518
Ratio of expenses to average
   net assets                                                   0.53%       0.54%        0.53%       0.53%        0.53%
Ratio of expenses to average
   net assets prior to expense limitation and
   expenses paid indirectly                                     0.61%       0.77%        1.01%       0.84%        1.20%
Ratio of net investment income to average
   net assets                                                   6.44%       6.10%        5.86%       6.05%        6.14%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                     6.36%       5.86%        5.38%       5.74%        5.47%
Portfolio turnover                                               129%        148%         181%        205%         232%
-------------------------------------------------------------------------------------------------------------------------

(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

See accompanying notes


94  2000 Semiannual Report o Delaware Pooled Trust

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:


The Aggregate Fixed Income Portfolio

                                                              Six Months
                                                                Ended        Year     12/29/97 (2)
                                                              4/30/00 (1)   Ended          to
                                                              (Unaudited)  10/31/99     10/31/98
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $8.820      $9.130       $8.500

Income (loss) from investment operations:
Net investment income                                           0.267       0.134        0.415
Net realized and unrealized gain (loss)
   on investments                                              (0.185)     (0.214)       0.215
                                                               ------      ------       ------
Total from investment operations                                0.082      (0.080)       0.630
                                                               ------      ------       ------
Less dividends and distributions:
Dividends from net investment income                           (0.442)     (0.190)        none
Distributions from net realized gain
   on investments                                                none      (0.040)        none
                                                               ------      ------       ------
Total dividends and distributions                              (0.442)     (0.230)        none
                                                               ------      ------       ------
Net asset value, end of period                                 $8.460      $8.820       $9.130
                                                               ======      ======       ======
Total return                                                    0.99%      (0.94%)       7.41%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $7,098      $7,467       $2,149
Ratio of expenses to average
   net assets                                                   0.51%       0.59%        0.53%
Ratio of expenses to average
   net assets prior to expense limitation and
   expenses paid indirectly                                     0.53%       0.67%        2.07%
Ratio of net investment income to average
   net assets                                                   6.25%       5.48%        5.62%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                     6.22%       5.33%        4.08%
Portfolio turnover                                                87%        275%         438%
--------------------------------------------------------------------------------------------------

(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

See accompanying notes

                              Delaware Pooled Trust o 2000 Semiannual Report  95

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The High-Yield Bond Portfolio

                                                            Six Months
                                                               Ended        Year        Year     12/2/96 (2)
                                                            4/30/00 (1)    Ended        Ended        to
                                                            (Unaudited)  10/31/99     10/31/98     10/31/97
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $8.830     $10.070      $11.180     $10.000

Income (loss) from investment operations:
Net investment income                                           0.508       1.080        0.993       0.788
Net realized and unrealized gain (loss)
   on investments                                               0.002      (1.140)      (0.925)      0.957
                                                               ------      ------      -------     -------
Total from investment operations                                0.510      (0.060)       0.068       1.745
                                                               ------      ------      -------     -------
Less dividends and distributions:
Dividends from net investment income                           (0.790)     (1.000)      (0.890)     (0.565)
Distributions from net realized gain
   on investments                                                none      (0.180)      (0.288)       none
                                                               ------      ------      -------     -------
Total dividends and distributions                              (0.790)     (1.180)      (1.178)     (0.565)
                                                               ------      ------      -------     -------
Net asset value, end of period                                 $8.550      $8.830      $10.070     $11.180
                                                               ======      ======      =======     =======
Total return                                                    5.80%      (1.05%)       0.30%      17.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $5,947      $9,720      $20,706     $11,348
Ratio of expenses to average net assets                         0.60%       0.59%        0.59%       0.59%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     1.05%       0.78%        0.75%       0.79%
Ratio of net investment income to average
   net assets                                                  10.20%       9.25%        9.53%       9.05%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                     9.75%       9.06%        9.37%       8.85%
Portfolio turnover                                                55%        455%         211%        281%
------------------------------------------------------------------------------------------------------------

(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

See accompanying notes



96  2000 Semiannual Report o Delaware Pooled Trust

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Diversified Core Fixed Income Portfolio

                                                             Six Months
                                                                Ended      Year      12/29/97 (2)
                                                             4/30/00 (1)   Ended          to
                                                             (Unaudited)  10/31/99     10/31/98
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $8.550      $9.110       $8.500

Income (loss) from investment operations:
Net investment income (3)                                       0.263       0.560        0.533
Net realized and unrealized gain (loss)
   on investments and foreign currencies                       (0.148)     (0.130)       0.077
                                                               ------      ------       ------
Total from investment operations                                0.115       0.430        0.610
                                                               ------      ------       ------
Less dividends and distributions:
Dividends from net investment income                           (0.555)     (0.650)        none
Distributions from net realized gain
   on investments                                                none      (0.340)        none
                                                               ------      ------       ------
Total dividends and distributions                              (0.555)     (0.990)        none
                                                               ------      ------       ------
Net asset value, end of period                                 $8.110      $8.550       $9.110
                                                               ======      ======       ======
Total return                                                    1.46%       4.98%        7.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $3,425      $3,377       $3,216
Ratio of expenses to average net assets                         0.57%       0.57%        0.57%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     0.75%       0.84%        1.74%
Ratio of net investment income to average
   net assets                                                   6.52%       6.56%        7.12%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                     6.34%       6.29%        5.95%
Portfolio turnover                                               196%        216%         312%
-------------------------------------------------------------------------------------------------

(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) Per share information was based on the average shares outstanding method.

See accompanying notes



                              Delaware Pooled Trust o 2000 Semiannual Report  97

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Balanced Portfolio

                                                        Six Months
                                                          Ended     6/30/99 (2)
                                                       4/30/00 (1)      to
                                                       (Unaudited)   10/31/99
--------------------------------------------------------------------------------
Net asset value, beginning of period                   $  7.910    $  8.500

Income (loss) from investment operations:
Net investment income                                     0.117       0.063
Net realized and unrealized loss
   on investments                                        (0.190)     (0.653)
                                                       --------    --------
Total from investment operations                         (0.073)     (0.590)
                                                       --------    --------
Less dividends and distributions:
Dividends from net investment income                     (0.107)       none
Distributions from net realized gain
   on investments                                          none        none
                                                       --------    --------
Total dividends and distributions                        (0.107)       none
                                                       --------    --------
Net asset value, end of period                         $  7.730    $  7.910
                                                       ========    ========
Total return                                             (1.04%)     (6.82%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                $162,390    $212,119
Ratio of expenses to average net assets                   0.69%       0.72%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                               0.80%       0.78%
Ratio of net investment income to average
   net assets                                             2.84%       2.30%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                               2.72%       2.20%
Portfolio turnover                                          61%        145%
--------------------------------------------------------------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

See accompanying notes


98  2000 Semiannual Report o Delaware Pooled Trust

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout the period was as follows:


The International Large-Cap Equity Portfolio

                                                           12/14/99 (1)
                                                                to
                                                             4/30/00
-----------------------------------------------------------------------
Net asset value, beginning of period                           $8.500

Income (loss) from investment operations:
Net investment income (2)                                       0.037
Net realized and unrealized loss
   on investments and foreign currencies                       (0.337)
                                                               ------
Total from investment operations                               (0.300)
                                                               ------
Less dividends and distributions:
Dividends from net investment income                           (0.010)
Distributions from net realized gain
   on investments                                                none
                                                               ------
Total dividends and distributions                              (0.010)
                                                               ------
Net asset value, end of period                                 $8.190
                                                               ======
Total return                                                   (3.54%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $2,894
Ratio of expenses to average
   net assets                                                   0.96%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     1.38%
Ratio of net investment income to average
   net assets                                                   1.18%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                     0.76%
Portfolio turnover                                                 1%
-----------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.

See accompanying notes


                              Delaware Pooled Trust o 2000 Semiannual Report  99

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Global Equity Portfolio

                                                             Six Months
                                                                Ended      Year        Year      10/15/97 (2)
                                                             4/30/00 (1)   Ended       Ended          to
                                                             (Unaudited)  10/31/99    10/31/98     10/31/97
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $9.020      $8.720       $8.120      $8.500

Income (loss) from investment operations:
Net investment income (3)                                       0.067       0.167        0.184       0.009
Net realized and unrealized gain (loss)
   on investments and foreign currencies                       (0.039)      0.433        0.486      (0.389)
                                                               ------      ------       ------      ------
Total from investment operations                                0.028       0.600        0.670      (0.380)
                                                               ------      ------       ------      ------
Less dividends and distributions:
Dividends from net investment income                           (0.194)     (0.190)      (0.070)       none
Distributions from net realized gain
   on investments                                              (0.214)     (0.110)        none        none
                                                               ------      ------       ------      ------
Total dividends and distributions                              (0.408)     (0.300)      (0.070)       none
                                                               ------      ------       ------      ------
Net asset value, end of period                                 $8.640      $9.020       $8.720      $8.120
                                                               ======      ======       ======      ======
Total return                                                    0.23%       7.11%        8.31%      (4.47%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $3,319      $3,309       $3,093      $2,855
Ratio of expenses to average net assets                         0.97%       0.96%        0.96%       0.96%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     1.38%       1.89%        2.31%       2.95%
Ratio of net investment income to average
   net assets                                                   1.53%       1.82%        2.10%       2.54%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                     1.11%       0.89%        0.75%       0.55%
Portfolio turnover                                                44%         31%          47%          0%
-------------------------------------------------------------------------------------------------------------

(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) Per share information for the period ended April 30, 2000 and the years ended October 31, 1998 and 1999 was based on the average shares outstanding method.

See accompanying notes


100  2000 Semiannual Report o Delaware Pooled Trust

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Equity Portfolio

                                                             Six Months
                                                              Ended        Year         Year         Year        Year         Year
                                                            4/30/00 (1)    Ended        Ended        Ended       Ended        Ended
                                                            (Unaudited)  10/31/99      10/31/98    10/31/97    10/31/96     10/31/95
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 17.410    $ 15.870     $ 15.860     $ 14.780    $ 13.120    $ 13.110

Income from investment operations:
Net investment income (2)                                       0.212       0.329        0.400       0.329        0.506       0.475
Net realized and unrealized gain
   on investments and foreign currencies                        0.343       1.596        0.370       1.271        1.794       0.001
                                                             --------    --------    ---------    --------     --------    --------
Total from investment operations                                0.555       1.925        0.770       1.600        2.300       0.476
                                                             --------    --------    ---------    --------     --------    --------
Less dividends and distributions:
Dividends from net investment income                           (0.235)     (0.385)      (0.610)     (0.520)      (0.490)     (0.170)
Distributions from net realized gain
   on investments                                              (0.130)       none       (0.150)       none       (0.150)     (0.296)
                                                             --------    --------    ---------    --------     --------    --------
Total dividends and distributions                              (0.365)     (0.385)      (0.760)     (0.520)      (0.640)     (0.466)
                                                             --------    --------    ---------    --------     --------    --------
Net asset value, end of period                               $ 17.600    $ 17.410     $ 15.870    $ 15.860     $ 14.780    $ 13.120
                                                             ========    ========    =========    ========     ========    ========
Total return                                                    3.11%      12.31%        4.96%      11.01%       18.12%       3.91%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $856,596    $820,644     $616,229    $500,196     $299,950    $156,467
Ratio of expenses to average net assets                         0.89%       0.89%        0.91%       0.93%        0.89%       0.90%
Ratio of net investment income to average
   net assets                                                   2.39%       1.91%        2.50%       2.21%        4.36%       4.81%
Portfolio turnover                                                24%          6%           5%          8%           8%         20%
------------------------------------------------------------------------------------------------------------------------------------

(1) Ratios have been annualized and total return has not been annualized.
(2) Per share information for the period ended April 30, 2000 and the years ended October 31, 1998 and 1999 was based on the average shares outstanding method.

See accompanying notes



                             Delaware Pooled Trust o 2000 Semiannual Report  101

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Labor Select International Equity Portfolio

                                                            Six Months
                                                              Ended        Year        Year         Year      12/19/95 (2)
                                                            4/30/00 (1)    Ended       Ended        Ended          to
                                                            (Unaudited)  10/31/99     10/31/98     10/31/97     10/31/96
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 14.330    $ 13.320     $ 12.990     $11.690      $10.000

Income from investment operations:
Net investment income (3)                                       0.159       0.305        0.334       0.474        0.479
Net realized and unrealized gain
   on investments and foreign currencies                        0.193       1.057        0.444       1.346        1.311
                                                             --------    --------     --------     -------      -------
Total from investment operations                                0.352       1.362        0.778       1.820        1.790
                                                             --------    --------     --------     -------      -------
Less dividends and distributions:
Dividends from net investment income                           (0.332)     (0.312)      (0.448)     (0.520)      (0.100)
Distributions from net realized gain
   on investments                                              (0.470)     (0.040)        none        none         none
                                                             --------    --------     --------     -------      -------
Total dividends and distributions                              (0.802)     (0.352)      (0.448)     (0.520)      (0.100)
                                                             --------    --------     --------     -------      -------
Net asset value, end of period                               $ 13.880    $ 14.330     $ 13.320     $12.990      $11.690
                                                             ========    ========     ========     =======      =======
Total return                                                    2.34%      10.34%        6.18%      16.01%       17.97%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $115,924    $113,265     $103,350     $50,896      $23,154
Ratio of expenses to average net assets                         0.95%       0.83%        0.88%       0.89%        0.92%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     0.95%       0.83%        0.93%       1.06%        1.30%
Ratio of net investment income to average
   net assets                                                   2.29%       2.13%        2.46%       2.37%        6.64%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                     2.29%       2.13%        2.41%       2.20%        6.26%
Portfolio turnover                                                27%         12%           2%         11%           7%
--------------------------------------------------------------------------------------------------------------------------

(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) Per share information for the period ended April 30, 2000 and the years ended October 31, 1998 and 1999 was based on the average shares outstanding method.

See accompanying notes



102  2000 Semiannual Report o Delaware Pooled Trust

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Small-Cap Portfolio
                                                         Six Months
                                                           Ended     7/20/99 (2)
                                                        4/30/00 (1)      to
                                                        (Unaudited)   10/31/99
-------------------------------------------------------------------------------
Net asset value, beginning of period                      $8.650      $8.500

Income (loss) from investment operations:
Net investment income (3)                                  0.059       0.039
Net realized and unrealized gain (loss)
   on investments and foreign currencies                  (0.723)      0.111
                                                          ------      ------
Total from investment operations                          (0.664)      0.150
                                                          ------      ------
Less dividends and distributions:
Dividends from net investment income                      (0.030)       none
Distributions from net realized gain
   on investments                                         (0.096)       none
                                                          ------      ------
Total dividends and distributions                         (0.126)       none
                                                          ------      ------
Net asset value, end of period                            $7.860      $8.650
                                                          ======      ======
Total return                                              (7.78%)      1.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                   $2,815      $3,053
Ratio of expenses to average net assets                    1.20%       1.25%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                1.25%       1.28%
Ratio of net investment income to average
   net assets                                              1.40%       1.55%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                1.35%       1.45%
Portfolio turnover                                           22%         15%
-------------------------------------------------------------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) Per share information was based on the average shares outstanding method.

See accompanying notes



                             Delaware Pooled Trust o 2000 Semiannual Report  103

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Emerging Markets Portfolio

                                                             Six Months
                                                               Ended       Year        Year      4/14/97 (2)
                                                             4/30/00 (1)   Ended       Ended          to
                                                             (Unaudited)  10/31/99    10/31/98     10/31/97
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  7.280     $ 5.840      $ 9.200     $10.000

Income (loss) from investment operations:
Net investment income (3)                                       0.089       0.138        0.153       0.028
Net realized and unrealized gain (loss)
   on investments and foreign currencies                        0.835       1.432       (3.348)     (0.828)
                                                             --------     -------      -------     -------
Total from investment operations                                0.924       1.570       (3.195)     (0.800)
                                                             --------     -------      -------     -------
Less dividends and distributions:
Dividends from net investment income                           (0.104)     (0.130)      (0.025)       none
Distributions from net realized gain
   on investments                                                none        none       (0.140)       none
                                                             --------     -------      -------     -------
Total dividends and distributions                              (0.104)     (0.130)      (0.165)       none
                                                             --------     -------      -------     -------
Net asset value, end of period                               $  8.100     $ 7.280       $5.840     $ 9.200
                                                             ========     =======      =======     =======
Total return                                                   12.61%      27.63%      (35.30%)     (8.00%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $119,470     $42,794      $34,030     $18,565
Ratio of expenses to average net assets                         1.10%       1.31%        1.55%       1.55%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     1.10%       1.35%        1.69%       2.02%
Ratio of net investment income to average
   net assets                                                   2.03%       2.13%        1.98%       0.74%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                     2.00%       2.08%        1.84%       0.27%
Portfolio turnover                                                17%         23%          39%         46%
------------------------------------------------------------------------------------------------------------

(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) Per share information for the period ended April 30, 2000 and the years ended October 31, 1998 and 1999 was based on the average shares outstanding method.

See accompanying notes



104  2000 Semiannual Report o Delaware Pooled Trust

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Global Fixed Income Portfolio

                                                            Six Months
                                                              Ended        Year        Year         Year        Year         Year
                                                            4/30/00 (1)    Ended       Ended        Ended       Ended        Ended
                                                            (Unaudited)   10/31/99    10/31/98     10/31/97    10/31/96     10/31/95
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.260     $11.060      $11.220     $11.620      $11.040      $9.790

Income (loss) from investment operations:
Net investment income (2)                                       0.281       0.606        0.610       0.721        0.777       0.736
Net realized and unrealized gain (loss)
   on investments and foreign currencies                       (0.861)     (0.851)       0.037      (0.116)       0.725       0.924
                                                             --------    --------     --------    --------     --------      ------
Total from investment operations                               (0.580)     (0.245)       0.647       0.605        1.502       1.660
                                                             --------    --------     --------    --------     --------      ------
Less dividends and distributions:
Dividends from net investment income                           (0.330)     (0.433)      (0.630)     (0.835)      (0.720)     (0.410)
Distributions from net realized gain
   on investments                                                none      (0.122)      (0.177)     (0.170)      (0.202)       none
                                                             --------    --------     --------    --------     --------      ------
Total dividends and distributions                              (0.330)     (0.555)      (0.807)     (1.005)      (0.922)     (0.410)
                                                             --------    --------     --------    --------     --------      ------
Net asset value, end of period                                 $9.350     $10.260      $11.060     $11.220      $11.620     $11.040
                                                             ========    ========     ========    ========     ========      ======
Total return                                                   (5.77%)     (2.33%)       6.28%       5.59%       16.40%      17.38%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $585,582    $619,795     $660,741    $431,076     $252,068     $99,161
Ratio of expenses to average net assets                         0.60%       0.60%        0.60%       0.60%        0.60%       0.60%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     0.65%       0.62%        0.62%       0.65%        0.66%       0.68%
Ratio of net investment income to average
   net assets                                                   5.76%       5.68%        5.71%       6.28%        8.52%       6.73%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                     5.71%       5.66%        5.69%       6.23%        8.46%       6.65%
Portfolio turnover                                                60%        101%         131%        114%          63%         77%
------------------------------------------------------------------------------------------------------------------------------------

(1) Ratios have been annualized and total return has not been annualized.
(2) Per share information for the period ended April 30, 2000 and the years ended October 31, 1998 and 1999 was based on the average shares outstanding method.

See accompanying notes


                             Delaware Pooled Trust o 2000 Semiannual Report  105

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Fixed Income Portfolio

                                                            Six Months
                                                              Ended        Year        Year      4/11/97 (2)
                                                            4/30/00 (1)    Ended       Ended        to
                                                            (Unaudited)   10/31/99    10/31/98    10/31/97
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $9.910     $10.750      $10.660     $10.000

Income (loss) from investment operations:
Net investment income (3)                                       0.240       0.564        0.558       0.236
Net realized and unrealized gain (loss)
   on investments and foreign currencies                       (0.993)     (0.877)       0.045       0.474
                                                             --------    --------     --------    --------
Total from investment operations                               (0.753)     (0.313)       0.603       0.710
                                                             --------    --------     --------    --------
Less dividends and distributions:
Dividends from net investment income                           (0.517)     (0.450)      (0.492)     (0.050)
Distributions from net realized gain
   on investments                                                none      (0.077)      (0.021)       none
                                                             --------    --------     --------    --------
Total dividends and distributions                              (0.517)     (0.527)      (0.513)     (0.050)
                                                             --------    --------     --------    --------
Net asset value, end of period                                 $8.640     $ 9.910      $10.750     $10.660
                                                             ========    ========     ========    ========
Total return                                                   (7.89%)     (2.96%)       5.96%       7.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $80,312     $89,351      $87,997     $33,734
Ratio of expenses to average net assets                         0.60%       0.60%        0.60%       0.60%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     0.64%       0.64%        0.67%       0.86%
Ratio of net investment income to average
   net assets                                                   5.23%       5.48%        5.47%       6.05%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                     5.19%       5.44%        5.40%       5.79%
Portfolio turnover                                               105%        127%         104%        145%
------------------------------------------------------------------------------------------------------------

(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) Per share information for the period ended April 30, 2000 and the years ended October 31, 1998 and 1999 was based on the average shares outstanding method.

See accompanying notes


106 Delaware Pooled Trust o 2000 Semiannual Report

Delaware Pooled Trust
Notes to Financial Statements
April 30, 2000
(Unaudited)

Delaware Pooled Trust (the "Fund"), is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Delaware Business Trust and offers 24 separate Portfolios (collectively, the "Portfolios" and individually a "Portfolio"). The Large-Cap Value Equity Portfolio, The Equity Income Portfolio, The Core Equity Portfolio, The Select Equity Portfolio, The All-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II, The Intermediate Fixed Income Portfolio, The Aggregate Fixed Income Portfolio, The High-Yield Bond Portfolio, The Diversified Core Fixed Income Portfolio, The Balanced Portfolio, The International Large-Cap Equity Portfolio, The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The International Small-Cap Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio had commenced operations prior to April 30, 2000. The Asset Allocation Portfolio had not commenced operations as of April 30, 2000. These financial statements and related notes pertain to all the portfolios with the exception of the Real Estate Investment Trust Portfolio, which is included in a separate report.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation--All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before each Portfolio is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes--Each Portfolio intends to qualify or continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--Each Portfolio may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the Statement of Operations. The Portfolios do isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Portfolios report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

                             Delaware Pooled Trust o 2000 Semiannual Report  107

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Portfolio is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates. Original issue discounts are accreted to interest income over the lives of the respective securities.

The Intermediate Fixed Income Portfolio expects to declare dividends daily and distribute them monthly. The High-Yield Bond and The Global Fixed Income Portfolios expect to declare dividends monthly and distribute them monthly. The Large-Cap Value Equity, The Labor Select International Equity and The International Fixed Income Portfolios expect to declare and distribute dividends quarterly. The Equity Income, The Core Equity, The Select Equity, The All-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust II, The Aggregate Fixed Income, The Diversified Core Fixed Income, The Balanced, The International Large-Cap Equity, The Global Equity, The International Equity, The International Small-Cap and The Emerging Markets Portfolios expect to declare and distribute dividends, if any, annually. Net capital gains for all Portfolios, if any, will be distributed annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. Each Portfolio may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding offset shown as "expenses paid indirectly". The amount of these expenses and credits for the periods ended April 30, 2000 are as follows:

                                                      Commission      Earnings
                                                    Reimbursements    Credits
--------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                    $1,376         $1,130
The Equity Income Portfolio                              1,396          1,567
The Core Equity Portfolio                                   26             87
The Select Equity Portfolio                                 35             --
The All-Cap Growth Equity Portfolio                         10              5
The Mid-Cap Growth Equity Portfolio                         89             34
The Small-Cap Value Equity Portfolio                        23             10
The Small-Cap Growth Equity Portfolio                      135            149
The Real Estate Investment Trust Portfolio II               37             --
The Intermediate Fixed Income Portfolio                    171             --
The Aggregate Fixed Income Portfolio                        84            193
The High-Yield Bond Portfolio                               87             28
The Diversified Core Fixed Income Portfolio                 39             --
The Balanced Portfolio                                   2,080          5,258
The International Large-Cap Equity Portfolio                25             --
The Global Equity Portfolio                                 38             67
The International Equity Portfolio                      10,058             --
The Labor Select International Equity Portfolio          1,367             71
The International Small-Cap Portfolio                       35             37
The Emerging Markets Portfolio                           1,212         14,941
The Global Fixed Income Portfolio                        6,969          1,402
The International Fixed Income Portfolio                   937             88
================================================================================

108  Delaware Pooled Trust o 2000 Semiannual Report

2. Investment Management and Other Transactions with Affiliates

In accordance with the terms of the Investment Management Agreement, Delaware Management Company ("DMC"), the Investment Manager of The Large-Cap Value Equity Portfolio, The Equity Income Portfolio, The Core Equity Portfolio, The Select Equity Portfolio, The All-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Intermediate Fixed Income Portfolio, The Aggregate Fixed Income Portfolio, The High-Yield Bond Portfolio, The Diversified Core Fixed Income Portfolio and The Balanced Portfolio and Delaware International Advisers Ltd. ("DIAL"), the Investment Manager of The International Large-Cap Equity Portfolio, The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The International Small-Cap Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio, will receive an annual fee which is calculated on the net assets of each Portfolio.

Lincoln Investment Management, Inc., an affiliate of DMC, receives 30% of the advisory fee paid to DMC for acting as a sub-advisor to The Real Estate Investment Trust Portfolio II. DIAL furnishes sub-advisory services to the Diversified Core Fixed Income Portfolio related to the foreign securities portion of the portfolio. DMC receives 50% of the management fee paid to DIAL for managing the U.S. securities portion of the Global Equity Portfolio.

DMC and DIAL have elected to waive their fees and reimburse each Portfolio to the extent necessary to ensure that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses do not exceed the following percentages of net assets through October 31, 2000.

The management fee rates and the operating expense limitation rates for the periods ended April 30, 2000 are as follows:

                                                                                   Operating Expense
                                                          Management                  Limitation as
                                                     fee as a percentage               a percentage
                                                       of average daily              of average daily
                                                    net assets (per annum)        net assets (per annum)
---------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                        0.55%                         0.68%
The Equity Income Portfolio                                 0.55%                         0.68%
The Core Equity Portfolio                                   0.55%                         0.68%
The Select Equity Portfolio                                 1.00%                         1.20%
The All-Cap Growth Equity Portfolio                         0.75%                         0.89%
The Mid-Cap Growth Equity Portfolio                         0.75%                         0.93%
The Small-Cap Value Equity Portfolio                        0.75%                         0.89%
The Small-Cap Growth Equity Portfolio                       0.75%                         0.89%
The Real Estate Investment Trust Portfolio II               0.75%                         0.86%
The Intermediate Fixed Income Portfolio                     0.40%                         0.53%
The Aggregate Fixed Income Portfolio                        0.40%                         0.53%
The High-Yield Bond Portfolio                               0.45%                         0.59%
The Diversified Core Fixed Income Portfolio                 0.43%                         0.57%
The Balanced Portfolio                                      0.55%                         0.68%
The International Large-Cap Equity Portfolio                0.75%                         0.96%
The Global Equity Portfolio                                 0.75%                         0.96%
The International Equity Portfolio                          0.75%                         0.96%
The Labor Select International Equity Portfolio             0.75%                         0.96%
The International Small-Cap Portfolio                       1.00%                         1.20%
The Emerging Markets Portfolio                              1.00%                         1.55%
The Global Fixed Income Portfolio                           0.50%                         0.60%
The International Fixed Income Portfolio                    0.50%                         0.60%
========================================================================================================

                              2000 Semiannual Report o Delaware Pooled Trust 109

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. Each Portfolio pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On April 30, 2000, the Fund had liabilities payable to affiliates as follows:

                                                                                Dividend
                                                                               disbursing,
                                                                             transfer agent,
                                                                               accounting
                                                  Investment Management        fees and        Other expenses
                                                      fee payable to         other expenses    payable to DMC
                                                        DMC or DIAL          payable to DSC    and affiliates
----------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                     $ 39,996               $ 4,221          $ 15,149
The Equity Income Portfolio                                36,838                 4,069             9,976
The Core Equity Portfolio                                     939                   148             2,229
The Select Equity Portfolio                                13,554                 2,979            10,167
The All-Cap Growth Equity Portfolio                         1,806                   172                --
The Mid-Cap Growth Equity Portfolio                         3,976                   951             4,801
The Small-Cap Value Equity Portfolio                          508                    99             1,355
The Small-Cap Growth Equity Portfolio                      13,889                   870            16,788
The Real Estate Investment Trust Portfolio II                  --                    --               569
The Intermediate Fixed Income Portfolio                     4,454                   144             2,352
The Aggregate Fixed Income Portfolio                        2,375                    91             2,684
The High-Yield Bond Portfolio                               2,213                   301             1,839
The Diversified Core Fixed Income Portfolio                 1,193                   197             2,311
The Balanced Portfolio                                     56,768                 6,378            16,743
The International Large-Cap Equity Portfolio                8,298                   275             2,584
The Global Equity Portfolio                                 2,061                   226               292
The International Equity Portfolio                        528,913                 3,106            78,767
The Labor Select International Equity Portfolio            71,604                 4,398            12,044
The International Small-Cap Portfolio                      22,696                 2,774             4,689
The Emerging Markets Portfolio                            100,994                   412             8,254
The Global Fixed Income Portfolio                         246,534                18,576            50,980
The International Fixed Income Portfolio                   33,972                 3,168             7,999
================================================================================================================

Certain officers of DMC, DSC and DIAL are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

110  Delaware Pooled Trust o 2000 Semiannual Report

3. Investments
During the periods ended April 30, 2000, each Portfolio made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                                                       Purchases        Sales
--------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                 $ 32,974,520   $ 70,821,061
The Equity Income Portfolio                            38,168,169     67,490,827
The Core Equity Portfolio                               1,302,776      1,722,838
The Select Equity Portfolio                             5,352,264      8,008,208
The All-Cap Growth Equity Portfolio                     2,833,340         78,011
The Mid-Cap Growth Equity Portfolio                     5,450,413      8,219,036
The Small-Cap Value Equity Portfolio                      834,210        881,330
The Small-Cap Growth Equity Portfolio                  21,591,806      6,031,426
The Real Estate Investment Trust Portfolio II             408,974      3,067,798
The Intermediate Fixed Income Portfolio                 9,319,845     13,471,940
The Aggregate Fixed Income Portfolio                    6,150,667      6,796,901
The High-Yield Bond Portfolio                           1,899,320      6,173,066
The Diversified Core Fixed Income Portfolio             1,133,605        804,712
The Balanced Portfolio                                109,144,898    151,649,742
The International Large-Cap Equity Portfolio            2,902,552         29,909
The Global Equity Portfolio                               747,356        710,108
The International Equity Portfolio                    119,575,873    101,315,365
The Labor Select International Equity Portfolio        19,336,070     15,526,652
The International Small-Cap Portfolio                     368,032        261,992
The Emerging Markets Portfolio                         77,519,637      7,735,716
The Global Fixed Income Portfolio                     164,236,074    165,639,832
The International Fixed Income Portfolio               39,878,887     37,308,340
================================================================================

                             2000 Semiannual Report o Delaware Pooled Trust  111

The cost of investments for federal income tax purposes approximates cost for book purposes. At April 30, 2000, the aggregate cost of securities and unrealized appreciation (depreciation) for each Portfolio were as follows:

                                                          Cost         Aggregate       Aggregate      Net unrealized
                                                           of         unrealized       unrealized      appreciation
                                                      Investments    appreciation     depreciation    (depreciation)
----------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                 $ 91,139,834    $  6,237,235     $ (6,333,702)    $   (96,467)
The Equity Income Portfolio                           110,423,262       4,851,468       (8,322,780)     (3,471,312)
The Core Equity Portfolio                               2,011,908         171,928          (71,683)        100,245
The Select Equity Portfolio                             2,084,457         161,634         (113,047)         48,587
The All-Cap Growth Equity Portfolio                    11,072,158         127,708          (54,064)         73,644
The Mid-Cap Growth Equity Portfolio                     4,149,859       2,770,655         (275,183)      2,495,472
The Small-Cap Value Equity Portfolio                    1,981,082         210,005         (110,917)         99,088
The Small-Cap Growth Equity Portfolio                  24,065,628       4,762,584       (2,236,180)      2,526,404
The Real Estate Investment Trust Portfolio II           1,888,211         120,721          (43,955)         76,766
The Intermediate Fixed Income Portfolio                13,998,780           3,271         (451,007)       (447,736)
The Aggregate Fixed Income Portfolio                    7,246,849          26,697         (218,848)       (192,151)
The High-Yield Bond Portfolio                           6,523,312          27,483         (731,835)       (704,352)
The Diversified Core Fixed Income Portfolio             3,674,630           5,090         (144,496)       (139,406)
The Balanced Portfolio                                163,490,049       8,325,059       (7,807,110)        517,949
The International Large-Cap Equity Portfolio            2,970,141         103,897         (209,361)       (105,464)
The Global Equity Portfolio                             3,318,450         390,017         (425,081)        (35,064)
The International Equity Portfolio                    776,559,062     156,452,504      (85,320,568)     71,131,936
The Labor Select International Equity Portfolio       107,774,275      20,647,035      (14,264,437)      6,382,598
The International Small-Cap Portfolio                   3,192,860         188,922         (555,115)       (366,193)
The Emerging Markets Portfolio                        129,068,996       8,550,540      (18,737,561)  (  10,187,021)
The Global Fixed Income Portfolio                     635,879,451              --      (65,540,168)  (  65,540,168)
The International Fixed Income Portfolio               87,998,113         189,426       (9,789,753)     (9,600,327)
======================================================================================================================

For federal income tax purposes, the Fund had accumulated capital losses at April 30, 2000 for each Portfolio as follows:

                                                        Year of       Year of
                                                       Expiration    Expiration
                                                          2006          2007            Total
--------------------------------------------------------------------------------------------------
The Equity Income Portfolio                            $       --    $   843,355     $   843,355
The Core Equity Portfolio                                   5,571         20,363          25,934
The Select Equity Portfolio                                    --        110,525         110,525
The Real Estate Investment Trust Portfolio II             205,482        454,027         659,509
The Intermediate Fixed Income Portfolio                        --         88,867          88,867
The Aggregate Fixed Income Portfolio                           --        172,214         172,214
The High Yield Bond Portfolio                                  --      2,067,829       2,067,829
The Diversified Core Fixed Income Portfolio                    --         71,672          71,672
The Balanced Portfolio                                         --     11,463,551      11,463,551
The Emerging Markets Portfolio                          1,460,816      1,018,350       2,479,166
The Global Fixed Income Portfolio                              --      4,384,786       4,384,786
The International Fixed Income Portfolio                       --        836,557         836,557
==================================================================================================

112  Delaware Pooled Trust o 2000 Semiannual Report

4. Capital Shares
Transactions in capital shares were as follows:

                                                                    Shares issued
                                                                  upon reinvestment
                                                                of distributions from
                                                                    net investment
                                                                    income and net                         Net
                                                         Shares    realized gain on      Shares          Increase
Periods ended April 30, 2000*:                            sold        investments      repurchased      (decrease)
---------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                      734,606         844,966       (3,545,523)     (1,965,951)
The Equity Income Portfolio                             1,107,867         263,830       (5,168,836)     (3,797,139)
The Core Equity Portfolio                                      --           2,367          (50,253)        (47,886)
The Select Equity Portfolio                                    --              --         (312,854)       (312,854)
The All-Cap Growth Equity Portfolio                     1,154,859              --               --       1,154,859
The Mid-Cap Growth Equity Portfolio                         3,808          63,391         (295,792)       (228,593)
The Small-Cap Value Equity Portfolio                           --           8,860               --           8,860
The Small-Cap Growth Equity Portfolio                     863,989          45,744               --         909,733
The Real Estate Investment Trust Portfolio II                  --          19,604         (219,306)       (199,702)
The Intermediate Fixed Income Portfolio                    42,801          32,133         (438,247)       (363,313)
The Aggregate Fixed Income Portfolio                       13,710          44,991          (66,221)         (7,520)
The High-Yield Bond Portfolio                                  --          73,905         (478,759)       (404,854)
The Diversified Core Fixed Income Portfolio                    --          27,492               --          27,492
The Balanced Portfolio                                    825,158         352,082       (6,963,604)     (5,786,364)
The International Large-Cap Equity Portfolio              352,943             396               --         353,339
The Global Equity Portfolio                                    --          17,012               --          17,012
The International Equity Portfolio                      6,726,295         925,270       (6,139,449)      1,512,116
The Labor Select International Equity Portfolio         1,162,803         462,227       (1,179,657)        445,373
The International Small-Cap Portfolio                          --           5,276               --           5,276
The Emerging Markets Portfolio                          9,250,144         144,001         (518,632)      8,875,513
The Global Fixed Income Portfolio                       3,000,085       1,636,481       (2,445,673)      2,190,893
The International Fixed Income Portfolio                2,185,838         439,239       (2,342,905)        282,172
=====================================================================================================================

                             2000 Semiannual Report o Delaware Pooled Trust  113

                                                                      Shares issued
                                                                   upon reinvestment
                                                                  of distributions from
                                                                      net investment
                                                                      income and net                           Net
                                                         Shares      realized gain on      Shares           Increase
Periods ended October 31, 1999**:                         sold          investments      repurchased       (decrease)
-----------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                    2,060,910          998,390          (988,742)       2,070,558
The Equity Income Portfolio                            19,392,311               --        (1,145,488)      18,246,823
The Core Equity Portfolio                                  49,966              615              (125)          50,456
The Select Equity Portfolio                               548,149               --                --          548,149
The Mid-Cap Growth Equity Portfolio                        73,038          188,392          (121,166)         140,264
The Small-Cap Value Equity Portfolio                      235,295               --                --          235,295
The Small-Cap Growth Equity Portfolio                      81,809              834                --           82,643
The Real Estate Investment Trust Portfolio II                  --           22,823           (90,192)         (67,369)
The Intermediate Fixed Income Portfolio                    41,444          138,576        (1,348,122)      (1,168,102)
The Aggregate Fixed Income Portfolio                      616,362           17,921           (22,632)         611,651
The High-Yield Bond Portfolio                             261,289          247,603        (1,463,703)        (954,811)
The Diversified Core Fixed Income Portfolio                    --           41,846                --           41,846
The Balanced Portfolio                                 29,390,669               --        (2,590,454)      26,800,215
The Global Equity Portfolio                                    --           12,189                --           12,189
The International Equity Portfolio                     12,404,247          865,759        (4,960,935)       8,309,071
The Labor Select International Equity Portfolio           820,282          192,603          (864,637)         148,248
The International Small-Cap Portfolio                     352,942               --                --          352,942
The Emerging Markets Portfolio                                 --          136,784           (82,742)          54,042
The Global Fixed Income Portfolio                       4,473,109        2,709,548        (6,523,752)         658,905
The International Fixed Income Portfolio                1,397,912          433,707        (1,004,754)         826,865
=======================================================================================================================

* The All-Cap Growth Equity Portfolio commenced operations on 3/31/00 and The International Large-Cap Equity Portfolio commenced operations on 12/14/99.

** The Small-Cap Value Equity Portfolio commenced operations on 3/29/99, The Select Equity Portfolio commenced operations on 6/29/99, The Equity Income Portfolio and The Balanced Portfolio commenced operations on 6/30/99 and The International Small-Cap Portfolio commenced operations on 7/20/99.

5. Lines of Credit

The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $683,500,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. No amounts were outstanding at April 30, 2000, or at any time during the period.

6. Foreign Exchange Contracts

The International Large-Cap Equity, The Global Equity, The International Equity, The Labor Select International Equity, The International Small-Cap, The Emerging Markets, The Global Fixed Income, The International Fixed Income and The Diversified Core Fixed Income Portfolios will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. These contracts may be entered into to fix the U.S. dollar value of a security that they have agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. They may also be used to hedge the U.S. dollar value of securities they already own in denominated foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

114  Delaware Pooled Trust o 2000 Semiannual Report

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolios' securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The following forward foreign currency contracts were outstanding at April 30, 2000:

The International Equity Portfolio

                                        In           Value of                 Unrealized
                                     Exchange      contract at  Settlement   Appreciation
                                       For           4/30/00       Date     (Depreciation)
--------------------------------------------------------------------------------------------
Contracts to Receive
256,297,098 Japanese Yen           $2,377,524      $2,374,687     5/2/00       (2,837)
============================================================================================

Contracts to Deliver
256,297,098 Japanese Yen            2,400,910       2,374,687     5/2/00       26,223
============================================================================================

7. Options Written

During the period ended April 30, 2000, the Diversified Core Fixed Income Portfolio entered into options contracts in accordance with its investment objectives. When the Portfolio writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the period ended April 30, 2000 for the Diversified Core Fixed Income Portfolio, were as follows:

                                                            Number     Premiums
                                                         of Contracts  Received
--------------------------------------------------------------------------------
Options outstanding at October 31, 1999                        25       $39,968
Options written                                               175       115,357
Options terminated in closing purchase transaction           (125)     (109,639)
                                                         -----------------------
Options written outstanding at April 30, 2000                  75        45,686
================================================================================

At April 30, 2000, The Diversified Core Fixed Income Portfolio had the following options written outstanding:

                                           Number of  Exercise  Expiration      Net
Description                                Contracts    Price      Date     Appreciation
------------------------------------------------------------------------------------------
20 Year Treasury Bond Put Option              75         $98     May 2000     $22,249
==========================================================================================

                             2000 Semiannual Report o Delaware Pooled Trust  115

8. Swap Agreements

During the period ended April 30, 2000, The Balanced Portfolio entered into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Portfolio will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Portfolio will make a payment to the counterparty. Total return swaps are marked-to-market daily based upon the fair valuation methodology established by the Fund's Board of Trustees. The change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses on maturity or termination of swap agreements are presented in the Statement of Operations.

At April 30, 2000, The Balanced Portfolio had the following total return swap agreements outstanding:

Notional       Expiration                                                                     Net Unrealized
Amount         Date            Description                                                     Depreciation
--------------------------------------------------------------------------------------------------------------
$2,000,000   10/1/2000         Agreement with Goldman Sachs, dated                               $(29,601)
                               4/15/00, (1) to receive (pay) the notional
                               amount multiplied by the return on
                               the Lehman Brothers Corporate Bond
                               Index and (2) to pay the notional amount
                               multiplied by an interpolated rate between
                               the 1 week and 1 month LIBOR rate reduced
                               by 30 basis points until 4/30/00 and to pay
                               the notional amount multiplied by the 5
                               month LIBOR rate reduced by 30 basis
                               points from 5/1/00 until expiration. All
                               payments are made at expiration of the
                               agreement.

Risks may arise from these agreements due to the potential inability of the counterparties to meet the terms of the agreements. Risks may also arise from potential losses due to adverse market movements.

9. Credit and Market Risk

Some countries in which The International Large-Cap Equity, The Global Equity, The International Equity, The Labor Select International Equity, The International Small-Cap, The Emerging Markets, The Global Fixed Income, The International Fixed Income and The Diversified Core Fixed Income Portfolios may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolios.

116  Delaware Pooled Trust o 2000 Semiannual Report

The High-Yield Bond and The Diversified Core Fixed Income Portfolios may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Intermediate Fixed Income, The Aggregate Fixed Income, The Diversified Core Fixed Income and The Balanced Portfolios may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

The Large-Cap Value Equity, The Mid-Cap Growth Equity, The International Equity, The Intermediate Fixed Income and The Global Fixed Income Portfolios may invest no more than 10% of their total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Equity Income, The Core Equity, The Select Equity, The All-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust II, The Aggregate Fixed Income, The High-Yield Bond, The Diversified Core Fixed Income, The International Large-Cap Equity, The Global Equity, The Labor Select International Equity, The International Small-Cap, The Emerging Markets, and The International Fixed Income Portfolios may each invest no more than 15% of total assets in illiquid securities. The relative illiquidity of some of these securities may adversely affect the Portfolio's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

10. Securities Lending

The Portfolios may participate, along with other funds in the Delaware Investments Family of Funds, in a Securities Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of securities issued in the U.S. and 105% of the market value of securities issued outside of the U.S. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at April 30, 2000 were as follows:

                                                     Market value                     Income earned
                                                    of securities      Market value   for the period
                                                       on loan         of collateral  ended 4/30/00*
-------------------------------------------------------------------------------------------------------
The International Equity Portfolio                   $173,512,870       $179,400,010     $163,822
The Labor Select International Equity Portfolio        14,561,367         15,336,146       12,662
The Global Fixed Income Portfolio                      76,217,718         83,306,500      620,507
=======================================================================================================

* Included in interest income on the Statements of Operations.

                             2000 Semiannual Report o Delaware Pooled Trust  117

Fund Officers and Portfolio Managers


Charles E. Haldeman, Jr.                                          Clive A. Gillmore
President and Chief Executive Officer                             Director and Senior Portfolio Manager
Delaware Management Holdings, Inc.                                Delaware International Advisers Ltd.

Wayne A. Stork                                                    Paul C. Grillo, Jr
Chairman                                                          Vice President and Portfolio Manager
Delaware Investments Family of Funds
                                                                  Gavin A. Hall
David K. Downes                                                   Senior Portfolio Manager
President and Chief Executive Officer                             Delaware International Advisers Ltd.
Delaware Investments Family of Funds
                                                                  John Jares
David A. Tilles                                                   Vice President and Senior Portfolio Manager
Managing Director and Chief Investment Officer
Delaware International Advisers Ltd.                              John Kirk
                                                                  Director and Senior Portfolio Manager
Robert Akester                                                    Delaware International Advisers Ltd.
Senior Portfolio Manager
Delaware International Advisers Ltd.                              Paul A. Matlack
                                                                  Vice President and Senior Portfolio Manager
Damon J. Andres
Vice President and Portfolio Manager                              Nigel G. May
                                                                  Director and Senior Portfolio Manager
Robert L. Arnold                                                  Delaware International Advisers Ltd.
Vice President and Senior Portfolio Manager
                                                                  Francis X. Morris
Fiona Barwick                                                     Vice President and Senior Portfolio Manager
Senior Portfolio Manager
Delaware International Advisers Ltd.                              Christopher A. Moth
                                                                  Director and Senior Portfolio Manager
Joanna Bates                                                      Delaware International Advisers Ltd.
Senior Portfolio Manager
Delaware International Advisers Ltd.                              Gerald T. Nichols
                                                                  Vice President and Senior Portfolio Manager
Christopher S. Beck
Vice President and Senior Portfolio Manager                       Thomas J. Trotman
                                                                  Vice President and Portfolio Manager
Stephen R. Cianci
Vice President and Portfolio Manager                              Custodian
                                                                  The Chase Manhattan Bank
Timothy G. Connors                                                4 Metrotech Center
Vice President and Senior Portfolio Manager                       Brooklyn, NY 11245

George E. Deming                                                  Independent Auditors
Vice President and Senior Portfolio Manager                       Ernst & Young LLP
                                                                  Two Commerce Square
Elizabeth A. Desmond                                              Philadelphia, PA 19103
Director and Senior Portfolio Manager
Delaware International Advisers Ltd.                              Investment Advisers
                                                                  Delaware Management Company
J. Paul Dokas                                                     One Commerce Square
Vice President and Senior Portfolio Manager                       Philadelphia, PA 19103

Roger A. Early                                                    Delaware International Advisers Ltd.
Vice President and Senior Portfolio Manager                       Third Floor
                                                                  80 Cheapside
John B. Fields                                                    London, England EC2V6EE
Senior Vice President and Senior Portfolio Manager

Gerald S. Frey
Senior Vice President and Senior Portfolio Manager


This report was prepared for investors in the Delaware Pooled Trust Portfolios. It may be distributed to others only if preceded or accompanied by a current Delaware Pooled Trust prospectus, which contains detailed information. All Delaware Pooled Trust Portfolios are offered by prospectus only.

One Commerce Square
Philadelphia, Pennsylvania 19103
Telephone 1-800-231-8002
Fax (215) 255-1162